                     DEAN WITTER VARIABLE INVESTMENT SERIES
                             Two World Trade Center
                            New York, New York 10048

DEAR SHAREHOLDER:
--------------------------------------------------------------------------------

    Despite two minor stock market corrections, the first in June-July and the second in October, 1996 was another impressive year for the stock market, with the Dow Jones Industrial Average (DJIA) ending the year over 6400. The Standard & Poor's 500 Composite Stock Index (S&P 500) and the NASDAQ composite were also strong, advancing 22.95 and 22.71 percent, respectively, for the year. Large caps outperformed small caps by a wide margin, with small caps (as measured by the Russell 2000 Index) posting a 14.76 percent gain for the year.

    The year ended with Federal Reserve Chairman Alan Greenspan warning, on December 5, 1996, that the outlook for inflation "remains uncertain," partly because of a possible speculative bubble caused by a surge in U.S. stocks, real estate and other financial assets this year. This comment, his first such warning since 1993, caused a downward price reaction in most financial markets around the globe. However, the November U.S. employment report, released on December 6, revealed smaller than expected growth of 118,000 new jobs and a rise in the unemployment rate from 5.2 percent to 5.4 percent. While that report calmed the markets to a degree, some nervousness remained on news revealing that wages rose an average of nine cents an hour, tying a record set in June and resulting in a 3.5 percent rise for the past twelve months. The Federal Reserve Board has not changed monetary policy since February 1996.

    Throughout 1996, the economic environment in Europe was, with the notable exception of the U.K., generally weaker than expected. Within the European Union, sluggish economic conditions persisted well into the second quarter before evidence of a resurgence emerged. Progress has varied considerably between industries: auto sales and chemical pricing improved, while prices in pulp, paper and steel were weak. Unemployment continued to rise in both France and Germany. In this environment, the European central banks continued to maintain loose monetary policies, and interest rates, in most countries, fell steadily throughout 1996. At year-end, inflation was not a threat in any continental economy.

    The U.K.'s economy has improved, driven by a competitive currency (notwithstanding the sterling's appreciation against the dollar in November and December), flexible labor markets, substantial foreign investment and robust consumer spending. In November, the benchmark interest rate (base rate) was raised as a preemptive strike at inflation and will likely rise again in the near future.

    As ever, in 1996 politics affected European economies, most notably in Spain and Italy. New governments were installed in both countries during the second quarter--a rightist government in Spain and a leftist coalition in Italy. The political orientations of these administrations are less important than the fact that both are pro-deregulation, pro-business and fiscally conservative.

    Europe's equity markets were strong performers during the period under review, particularly during the fourth quarter. Well-managed growth companies were able to deliver rising earnings and this, in turn, was rewarded by the market with higher valuations. Earnings for cyclical issues, however, were frequently disappointing and these stocks made little progress. The financial sectors also underperformed, mainly because of high costs and the relative inflexibility of much of the European banking sector. The U.K. provided a more balanced stock market performance.

    The period under review began on a relatively strong note for Pacific Basin countries, with investors encouraged by continued high levels of economic and corporate earnings growth in these countries and by cuts in U.S. interest rates. However, from May onward, the gyrations of Wall Street, wild swings in expectations regarding U.S. interest rates and a downturn in the global electronics cycle created a negative background for markets in the region. Export growth has also been disappointing, lowering forecasts for both GDP and corporate earnings growth.

    In contrast to much of the rest of the region, the Hong Kong market was relatively strong, rising 33.10 percent for the year in U.S. dollar terms, buoyed by encouraging economic data from China and a strong property market. Taiwan also recorded strong gains. Early in 1996, Chinese missile tests off the coast of Taiwan, an attempt by China to influence important Taiwanese elections, severely depressed investment sentiment. However, after the elections, tensions quickly subsided and the subsequent rapprochement in Chinese/Taiwanese relations helped the market rally sharply. Furthermore, the decision by Morgan Stanley Capital International, the main international equity performance index provider, to include Taiwan in regional indices beginning September 2 resulted in a significant inflow of foreign funds to the market.

    At the other end of the performance spectrum, Thailand put in a particularly weak performance, falling by 36.60 percent for the year in U.S. dollar terms, with almost all of the decline occurring in the second half of the year amid concerns over a worsening deficit, resultant downgrades to GNP and corporate earnings estimates, and political uncertainty. Toward the end of the year, the Bank of Thailand took measures to reduce the level of offshore borrowing by Thai corporations. While essentially a move in the right direction, the timing of this effective monetary tightening in the face of slowing economic growth and an escalating negative wealth effect has adversely affected the stock market.

    Korea was also disappointing. First-half corporate results were weak because of exchange losses on foreign currency debt and a difficult domestic operating environment. Moreover, weak export growth on the back of a rapid decline in semiconductor prices and political scandals (including the death penalty imposed on a former president) further depressed sentiment.

    At present, the main attraction of the Pacific Basin still lies in P/E valuations which, at around 16.5 times twelve-month prospective earnings, are historically low. Regional equities are currently available at prices similar to those seen during the Gulf War of 1990-1991. In our view, these low valuations more than compensate for the present uncertainties, and there is additional upside potential, driven both by a reacceleration of corporate earnings and by some P/E expansion.

CAPITAL GROWTH PORTFOLIO

    For the fiscal year ended December 31, 1996, the Capital Growth Portfolio posted a total return of 11.55 percent versus 22.95 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception (March 1, 1991) through the fiscal year ended December 31, 1996, with the performance of a similar hypothetical investment in the S&P 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    CAPITAL GROWTH PORTFOLIO
Growth of $10,000 ($ in Thousands)
March 1991                                                                                            10000      10000
                                                                                                      12841      11563
December 1992                                                                                         13051      12443
                                                                                                      12139      13696
December 1994                                                                                         11984      13876
                                                                                                      15929      19089
December 1996                                                                                         17768      23466
Past performance is not predictive of future returns.
(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500)
is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

    While the Portfolio essentially tracked the market during the first half of the fiscal year, it underperformed in the second, for several reasons. First was the particularly strong impact of the two market corrections on growth-related issues. With the Portfolio's transformation into a more classic type of growth portfolio, it was penalized during these time periods, particularly during the October correction. Additionally, the Fund had been underweighted in the financial and technology sectors which, aside from the above mentioned time periods, were solidly performing sectors during fiscal 1996. The Fund now holds a much more representative weighting in these two areas. Also, the Fund had no meaningful exposure to the energy sector, one of the best performing sectors throughout the fiscal year, since these companies have generally not met the Fund's screening criteria. However, we are now gaining some exposure to this industry.

    During the fiscal year, to widen the universe from which to choose stocks, we modified our screening criteria. The new criteria state that companies considered for the Portfolio must have demonstrated a history of consistent growth in earnings and revenues for the past several years. These companies should also have solid future earnings growth characteristics and attractive valuations.

    As part of our new focus, we established positions in several companies, including HFS Inc., Intel Corp., Clear Channel Communications Inc., Green Tree Financial Corp., Dollar General Corp., Household International Inc., Tidewater Inc., and Cisco Systems Inc., and eliminated positions such as Forest Laboratories Inc., International Flavor and Fragrances Inc., Biomet Inc., Wrigley (Wm.) Jr. Co., Tootsie Roll Industries, Inc., U.S. Tobacco Inc., International Dairy Queen Inc., and Genuine Parts Co. At the end of the 1996 fiscal year the Portfolio owned 59 stocks.

DIVIDEND GROWTH PORTFOLIO

    For the fiscal year ended December 31, 1996, the Dividend Growth Portfolio posted a total return of 23.96 percent versus 22.95 percent for the Standard & Poor's 500 Composite Stock Index (S&P 500). The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception (March 1, 1990) through the fiscal year ended December 31, 1996, with the performance of a similar hypothetical investment in the S&P 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   DIVIDEND GROWTH PORTFOLIO
Growth of $10,000 ($ in Thousands)
March 1990                                                                                            10000      10000
                                                                                                       9219      10235
                                                                                                      11778      13347
December 1992                                                                                         12740      14363
                                                                                                      14567      15808
December 1994                                                                                         14090      16017
                                                                                                      19216      22030
December 1996                                                                                         23821      27086
Past performance is not predictive of future returns.
(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500)
is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

    During the period under review, net assets increased by $400 million, to more than $1.2 billion on December 31, 1996. Six new common stock positions were added to the Portfolio: International Paper Co., American Stores Co., Ashland, Inc., Banc One Corp., PPG Industries, Inc. and Timken Co., and three were eliminated: 360 DEG. Communications Co. (a spinoff from Sprint Corp.), W. R. Grace & Co. and Payless Shoesource Inc. (a spinoff from May Department Stores Co.). On December 31, 1996, the Portfolio consisted of 51 equity issues spread among 30 industry groups, plus six U.S. Treasury bond and note issues. The Portfolio remains relatively fully invested, with 99.2 percent of total net assets committed to longer-term investments at period-end.

EQUITY PORTFOLIO

    For the fiscal year ended December 31, 1996, the Equity Portfolio posted a total return of 12.36 percent versus 22.95 percent for the Standard & Poor's 500 Composite Stock Index (S&P 500). The accompanying chart compares the performance of a $10,000 investment in the Portfolio for the 10-year period ended December 31, 1996, with the performance of a similar hypothetical investment in the S&P 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        EQUITY PORTFOLIO
Growth of $10,000 ($ in Thousands)
December 1986                                                                                         10000      10000
                                                                                                       9377      10525
December 1988                                                                                         10300      12267
                                                                                                      12239      16148
December 1990                                                                                         11797      15649
                                                                                                      18762      20408
December 1992                                                                                         18772      21961
                                                                                                      22474      24170
December 1994                                                                                         21370      24489
                                                                                                      30458      33683
December 1996                                                                                         34224      41412
Past performance is not predictive of future returns.
(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500)
is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

    The Equity Portfolio was positioned for slow economic growth through much of the year, remaining equally weighted in steady growth stocks and cyclical stocks. However, during the spring and summer, many economic indicators led us to believe that corporate earnings would be flat to down for 1996. Economic growth began to decelerate while wages and raw materials prices for energy and grain rose. Based on that data we took, as it turned out, an overly defensive position with the Portfolio during midsummer, which caused it to underperform against the overall market for the year.

    Since then, we have returned to overweighting those sectors of the market that should achieve relative earnings outperformance, based upon both near-term considerations and long-term secular trends. The first of these sectors is technology, which currently makes up about one-third of the Portfolio. It is likely that the industrialized nations will continue to invest heavily in technology in order to compete effectively with low-wage, emerging markets. Meanwhile, in order to compete globally, the emerging markets are investing heavily in technologies such as basic phone service and computing capacity. Our technology holdings, which are concentrated in PC-, networking- and semiconductor-related companies, include Intel Corp, Microsoft Corp., Seagate Technology, Inc. and Cisco Systems Inc.

    We are also focused on the aging of the baby boom generation. As this large segment of the population approaches retirement, they are likely to intensify their savings efforts to supplement any Medicare or Social Security payments they may expect to receive. This should benefit the brokerage, life insurance and banking industries. Our holdings in financial services include SunAmerica Inc., a leader in annuities and, increasingly, banks like NationsBank, which is building its asset management business, and Citicorp, which maintains a major global presence. Health-care industries such as drugs, biotechnology and medical devices also benefit from an aging population. Our health-care holdings include Lilly (Eli) & Co., Bristol-Myers Squibb Co., Centocor Inc. and Medtronic Inc.

    Finally, industries that export goods to developing markets are expected to benefit from continued strong economic growth in those regions. Primary industry beneficiaries include aerospace, oil equipment, agriculture-related and consumer goods. Holdings include Boeing Co. in aerospace, Schlumberger Ltd. in oil well equipment, Monsanto Co. in agriculture and Avon Products, Inc. in consumer goods.

    Energy has been market weighted in the Portfolio for most of the year, with a concentration in drilling and oil service stocks. This is atypical for the Portfolio but, when it became clear that oil and gas companies were entering a new phase of capital spending that would continue in 1997 (even if oil prices were to sink to $19 to $20 a barrel), we began to build our positions during the first quarter of 1996. Again, volume growth is expected to remain resilient, boosted by accelerating demand from developing countries undergoing industrialization and national standard of living improvements.

    We expect the world economy to continue to grow moderately in 1997. Modest earnings growth of approximately 8 percent and relatively stable inflation should continue to drive markets higher. We will continue to focus on sectors expected to have relative earnings outperformance such as technology and health care, as well as interest-rate-sensitive and export-related industries.

EUROPEAN GROWTH PORTFOLIO

    During the fiscal year ended December 31, 1996, the European Growth Portfolio posted a total return of 29.99 percent versus 11.72 percent for the Morgan Stanley Capital International (MSCI) World Index. The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception (March 1, 1991) through the fiscal year ended December 31, 1996, with the performance of a similar hypothetical investment in the MSCI World Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           EUROPEAN GROWTH PORTFOLIO
Growth of $10,000 ($ in Thousands)
March 1991                                                                            10000      10000
                                                                                      10134      10399
December 1992                                                                         10539       9656
                                                                                      14847      11625
December 1994                                                                         16089      12016
                                                                                      20254      14263
December 1996                                                                         26329      15935
Past performance is not predictive of future returns.
(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S.,
Canada, Europe, Australia, New Zealand and the Far East. The
Index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying portfolio.
This figure does not reflect the deduction of any account fees or sales charges.

    During the period under review, the Portfolio's orientation shifted in a number of ways. Our core blue-chip holdings in a wide range of growth stocks performed well; e.g., Hennes & Mauritz AB (retail, Sweden), Carrefour Supermarche (retail, France), Aegon NV (insurance, the Netherlands) and Reuters Holdings PLC (business services, U.K.). We also added to our positions in a number of cyclical stocks; e.g., Usinor Sacilor (steel & iron, France), SGL Carbon AG (chemicals, Germany), BICC Group PLC (electrical equipment, U.K.) and Akzo Nobel NV (chemicals, the Netherlands).

    We expect to further increase the Portfolio's weightings in cyclical and economically sensitive stocks if economic growth underpins rising cyclical earnings as we expect. At this time, the Portfolio has no currency hedges in place, given today's relatively stable currency relationships.

GLOBAL DIVIDEND GROWTH PORTFOLIO

    For the fiscal year ended December 31, 1996, the Global Dividend Growth Portfolio posted a total return of 17.49 percent versus 11.72 percent for the Morgan Stanley Capital International (MSCI) World Index. Since inception (February 23, 1994), the Portfolio's cumulative total return was 43.88 percent versus 31.62 percent for the MSCI World Index. The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception through the fiscal year end December 31, 1996, with the performance of a similar hypothetical investment in the MSCI World Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        GLOBAL DIVIDEND GROWTH PORTFOLIO
Growth of $10,000 ($ in Thousands)
February 1994                                                                         10000      10000
December 1994                                                                         10027       9925
December 1995                                                                         12247      11781
December 1996                                                                         14388      13162
Past performance is not predictive of future returns.
(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S.,
Canada, Europe, Australia, New Zealand and the Far East. The
Index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying portfolio.
This figure does not reflect the deduction of any account fees or sales charges.

    The Portfolio's management uses stringent screening processes to help search for attractive opportunities in high-quality common stocks in the largest and most developed markets in the world. The Portfolio currently owns 124 issues in twelve countries. Examples include Sprint Corp.

and IBM in the United States., Sony Corp. and Honda Motor Co. in Japan, British Telecom and NatWest bank in the U.K., Hugo Boss AG and Bayer AG in Germany, Royal Dutch Petroleum Co. in the Netherlands and Nestle AG in Switzerland.

    We revised several country allocation targets in January 1996 after reassessing the Portfolio's strategic weightings. We increased assets committed to Japan and Italy by 2 percent each, to 26 percent and 4 percent, respectively. Offsetting these moves, we decreased assets committed to Switzerland and the U.K. by 2 percent and 1 percent respectively, to 2 percent and 11 percent, respectively.

HIGH YIELD PORTFOLIO

    For the fiscal year ended December 31, 1996, the High Yield Portfolio posted a total return of 11.98 percent versus 4.70 percent for the Lehman Brothers Corporate/High Yield Index and 11.35% for the Lehman Brothers High Yield Index. The accompanying chart compares the performance of a $10,000 investment in the Portfolio for the ten-year period ended December 31, 1996, with the performance of similar hypothetical investments in the issues comprising the Lehman Brothers Mutual Fund Corporate/High Yield Index and the Lehman Brothers High Yield Index.

    The Portfolio's investment strategy remained essentially unchanged over the year, with a continued emphasis on discounted B-rated issues. In today's market, many of these issues can be purchased at or below par, providing significant future appreciation potential and attractive yields (in the 10 to 12 percent range) versus comparable Treasuries. In light of the rebounding economy, we feel quite comfortable with the earnings outlook for most of our B-rated issuers. However, recognizing that the economy may slow somewhat over the next twelve to eighteen months, we have tried to limit the Portfolio's potential volatility by focusing primarily on growth-type, recession-resistant industry sectors such as cable, media, telecommunications, and food and beverage.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    HIGH YIELD PORTFOLIO
Growth of $10,000 ($ in Thousands)
December 1986                                                                                      10000      10000      10000
                                                                                                    9698      10270      10499
December 1988                                                                                      10749      11251      11815
                                                                                                    9411      12659      11913
December 1990                                                                                       7007      13355      10770
                                                                                                   11081      16112      15744
December 1992                                                                                      13115      17617      18223
                                                                                                   16273      19879      21343
December 1994                                                                                      15871      19194      21124
                                                                                                   18241      23365      25173
December 1996                                                                                      20426      24463      28030
Past performance is not predictive of future performance.
(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Lehman Brothers Mutual Fund Corporate/High Yield Index tracks the performance of all investment and noninvestment-grade corporate debt securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) The Lehman Brothers High Yield Index tracks the performance of all below investment-grade securities which have at least $100 million in outstanding issuance, are greater than one year to maturity and are issued in fixed rate U.S. dollar denominations. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) Closing value on December 31, 1996 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

    Given our outlook for continued, albeit moderate, economic growth, we find that many of today's B-rated issues offer excellent long-term return potential. Over the near term, there could be continued volatility in the financial markets as investors assess the economy's strength, possible Federal Reserve Board actions and the ongoing budget debate. However, despite any potential short-term weakness, we consider today's high-yield market to be an attractive long-term opportunity for investors.

MONEY MARKET PORTFOLIO

    As of December 31, 1996, the Money Market Portfolio had assets in excess of $340 million and an average life of 70 days. The Portfolio's total return for the fiscal year was 5.11 percent and its annualized yield on December 31, 1996, was 4.97 percent.

    On December 31, 1996, approximately 86 percent of the Portfolio was invested in high-quality commercial paper, 10 percent in short-term bank notes and certificates of deposit of major, financially strong commercial banks, 3 percent in bankers' acceptances issued by such institutions and the remaining 1 percent in federal agency obligations.

    At the end of this fiscal period, more than 88 percent of the Portfolio's assets were due to mature in less than four months. Therefore, the Portfolio is well positioned for stability of value with a high degree of liquidity. We continue to operate the Portfolio in a straight-forward, conservative style without "structured notes" or derivatives, which could fluctuate excessively with changing interest rates.

    At this time we anticipate a moderate pace for economic activity during the first half of 1997, with no major adverse surprises in the rate of inflation. Investment yields available to the Portfolio during the next six months are not expected to differ significantly from those available during the second half of 1996.

PACIFIC GROWTH PORTFOLIO

    During the fiscal year ended December 31, 1996, the Pacific Growth Portfolio posted a total return of 3.89 percent versus 11.72 percent for the Morgan Stanley Capital International (MSCI) World Index. The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception (February 23, 1994) through the fiscal year ended December 31, 1996, with the performance of a similar hypothetical investment in the issues comprising the MSCI World Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            PACIFIC GROWTH PORTFOLIO
Growth of $10,000 ($ in Thousands)
February 1994                                                                         10000      10000
December 1994                                                                          9327       9925
December 1995                                                                          9862      11781
December 1996                                                                         10246      13162
Past performance is not predictive of future returns.
(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S.,
Canada, Europe, Australia, New Zealand and the Far East. The
Index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying portfolio.
This figure does not reflect the deduction of any account fees or sales charges.

    At year-end, we were overweighted in Southeast Asia, particularly in Indonesia. Earnings in this market are rising strongly on the back of solid, investment-driven GDP growth and accelerating deregulation of a number of industries. Meanwhile, valuations have fallen to the low end of historic ranges at just 15.5 times 1997 estimated earnings. In addition, a heavy supply of large new issues over the past few years has significantly improved the overall depth and breadth of the market. The Indonesian portfolio is focused on beneficiaries of increased disposable incomes (e.g., HM Sampoerna, a cigarette company) and infrastructure development (e.g., cement manufacturer PT Semen Gresik). The Fund also maintains modestly overweighted positions in Malaysia and Singapore.

    The largest single country position in the Portfolio remains Hong Kong. Despite having performed relatively well in 1996, this market con-tinues to offer the potential for good returns in 1997. Chinese economic growth has now slowed to a more sustainable, noninflationary level of about 8 percent, down from over 13 percent three years ago. With inflationary pressures having receded, monetary policy is beginning to ease. The resurgence of growth in China, which is expected to follow this easing, will underpin regional growth in general and Hong Kong in particular. We are quickly approaching the return of Hong Kong to the Chinese at midnight on June 30, 1997. This will clearly be a significant focus of attention and media comment, with the consequent potential for market volatility. Although certainly a risk factor, we expect the transition to go smoothly and for Hong Kong's new status to benefit its long-term economic development. In Hong Kong we favor real estate investment stocks (Hong Kong's commercial and office landlords) such as Hong Kong Land Holdings Ltd., Great Eagle Holding Co., Wharf Holdings Ltd. and Amoy Properties Ltd.

    The Portfolio's exposure to Japan remains modest. We expect the Japanese economy to continue its recovery in 1997 and for this to drive corporate earnings growth. However, investment sentiment remains very weak at present and, given the greater long-term attractions of the rest of the Pacific Basin, we will maintain the strategic orientation of the Portfolio toward the Tiger markets. Our exposure to Japan is still biased toward small-cap stocks, which continue to have attractive growth and valuation characteristics relative to their larger counterparts.

    We continue to see many attractive stock selection opportunities across the region. For example, toll road operators such as United Engineers Malaysia Berhad Ltd, Gamuda Berhad and Sungei Way Holdings Berhad in Malaysia and Road King Infrastructure Ltd. in Hong Kong continue to benefit from the regional boom in privatized infrastructure development. Specialist electronics-related manufacturers such as Amtek Engineering Ltd. and Venture Manufacturing Ltd. in Singapore continue to benefit from a growth in outsourcing by multinational companies despite a decline in overall demand for the industry.

QUALITY INCOME PLUS PORTFOLIO

    For the fiscal year ended December 31, 1996, the Quality Income Plus Portfolio posted a total return of 1.56 percent versus 3.63 percent for the Lehman Brothers Aggregate Bond Index. For the five-year period ended December 31, 1996, the Portfolio returned 44.17 percent, according to Lipper. The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception (March 1, 1987) through the fiscal year ended December 31, 1996, with the performance of a similar hypothetical investment in the Lehman Brothers Aggregate Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               QUALITY INCOME PLUS PORTFOLIO
Growth of $10,000 ($ in Thousands)
March 1987                                                                                       10000      10000
                                                                                                 10262      10109
December 1988                                                                                    11014      10907
                                                                                                 12421      12491
December 1990                                                                                    13271      13611
                                                                                                 15759      15788
December 1992                                                                                    17060      16957
                                                                                                 19276      18610
December 1994                                                                                    17998      18066
                                                                                                 22371      21403
December 1996                                                                                    22719      22180
Past performance is not predictive of future returns.
(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

    The relatively low-interest-rate environment that prevailed throughout 1995 continued for only the first three trading days of 1996. Subse-quently, the first quarter witnessed a rapid twelve-point drop in the benchmark thirty-year U.S. Treasury bond and for the next three months its yield swung from 6.69 to 7.26 percent. By the end of the third quarter, however, the bond market's volatility had subsided. In this environment, mortgage-backed securities that were overweighted relative to our benchmark at 33 percent of the Portfolio outperformed most high-grade asset classes.

    As the economy continued to exhibit mixed economic signals, the bond market rebounded through the first week of December, only to relinquish some of its earlier gains of the quarter at year-end. Nonetheless, the Portfolio's diversified asset mix allowed for a very competitive risk-adjusted return.

    During 1996, the Fund's weighted-average maturity ranged from 12.6 to 14.7 years. Our diversified asset allocation strategy, which focuses principally on corporate bonds, is reviewed on an ongoing basis. Asset shifts between sectors such as U.S. Treasury securities, which are sold to purchase mortgage-backed securities, occur regularly to capitalize on the constantly changing investment outlook. It is this dynamic asset allocation, combined with careful credit reviews and yield curve assessments, that has provided the Portfolio with competitive returns since its inception.

STRATEGIST PORTFOLIO

    For the fiscal year ended December 31, 1996, the Strategist Portfolio posted a total return of 15.02 percent versus 22.95 percent for the Standard & Poor's 500 Composite Stock Index (S&P 500) and 2.90 percent for the Lehman Brothers Government/Corporate Bond Index. The Portfolio's total return also compares favorably with the average total return for the Lipper Flexible Fund category, which was 13.93 percent during the same period. The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception (March 1, 1987) through the fiscal year ended December 31, 1996, with the performance of similar hypothetical investments in the S&P 500 and the Lehman Brothers Government/Corporate Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   STRATEGIST PORTFOLIO
Growth of $10,000 ($ in Thousands)
March 1987                                                                                      10000      10000      10000
                                                                                                10123       8787      10080
December 1988                                                                                   11418      10241      10844
                                                                                                12637      13481      12387
December 1990                                                                                   12833      13064      13413
                                                                                                16460      17036      15576
December 1992                                                                                   17651      18332      16757
                                                                                                19484      20178      19605
December 1994                                                                                   20251      20443      17952
                                                                                                22154      28119      21406
December 1996                                                                                   25482      34572      22027
Past performance is not predictive of future performance.
(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-
based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. Government agency and U.S.
Treasury securities and corporate and yankee bonds with maturities of one to ten years.
The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) Closing value on December 31, 1996 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

    The Strategist Portfolio's year-end asset allocation target stood at 50 percent equities, 42 percent bonds and 8 percent cash equivalent investments. For the past year, the Portfolio has remained fully invested in long-dated financial assets, gradually lowering its exposure to equities and increasing its exposure to fixed-income investments. As equity markets rallied throughout 1996, valuation disparities, combined with attractive real yields in bonds, led to this asset allocation shift.

    Our equity portfolio is overweighted in the following sectors: technology, consumer staples, cyclicals, financials and defense/aerospace. Among our largest positions are Seagate Technology Inc., Gateway 2000 Inc., Citicorp., Microsoft Corp and Monsanto Co.

    Our fixed-income portfolio consists of 46 corporate bond issues (representing 65 percent of overall bond holdings) and 14 government bond issues (representing 35 percent of overall bond holdings). The average coupon of the entire fixed-income portfolio is approximately 7.75 percent and the average maturity is close to 10.5 years.

    We expect the first half of 1997 to be characterized by a slowing economy, declining earnings growth and stable long-term interest rates. With the 30-year U.S. government bond yielding nearly 7 percent, we feel our current asset allocation will provide the best opportunities to achieve a competitive total return in the coming months.

UTILITIES PORTFOLIO

    For the fiscal year ended December 31, 1996, the Utilities Portfolio posted a total return of 8.68 percent versus 22.95 percent for the Standard & Poor's 500 Composite Stock Index (S&P 500). The underlying cause of the Portfolio's poor performance relative to the S&P 500 was a volatile interest-rate environment that produces weak markets for both the electric and telephone utility sectors. The accompanying chart compares the growth of a $10,000 investment in the Portfolio from inception (March 1, 1990) through the fiscal year ended December 31, 1996, versus a similar hypothetical investment in the S&P 500 Index.

    A volatile interest-rate environment and the uncertainties associated with the transition of the utilities industry to a more competitive environment made for a challenging investing environment in 1996. However, stabilization of interest rates over the fourth quarter and a broad-based improvement in industry fundamentals, aided in part by several merger and acquisition announcements, afforded the Portfolio a strong year-end performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      UTILITIES PORTFOLIO
Growth of $10,000 ($ in Thousands)
March 1990                                                                                            10000      10000
                                                                                                      10452      10235
                                                                                                      12601      13347
December 1992                                                                                         14194      14363
                                                                                                      16422      15808
December 1994                                                                                         14940      16017
                                                                                                      19220      22030
December 1996                                                                                         20889      27086
Past performance is not predictive of future returns.
(1) Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500)
is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

    Continuing progress by legislators and regulators toward developing a fully competitive utility industry provided an optimistic outlook for investors. Throughout 1996 a common thread among all sectors of the utilities industry was the merger and acquisition strategy resulting from the need for "size and scope" to compete successfully in a deregulated environment. Specifically, electric utilities began to receive regulatory relief on the matter of "stranded costs," (uneconomic assets under competition) thereby tempering the need for asset write-downs and the threat of financial weakening. Meanwhile, the telecommunications industry has received its long-awaited federal legislation on competition, with full implementation expected to begin in 1997. The worldwide demand for telecommunications services should reinforce strong industry growth and the need for domestic and global industry convergence. The natural gas sector benefited from a combination of higher commodity prices and a stream of acquisitions by electric utilities at attractive premium levels.

    At year-end, the Portfolio remained nearly fully invested, reflecting in part improving trends in industry fundamentals, including an improved outlook for the forthcoming competitive environment and a degree of optimism regarding interest rate stability going into 1997. On December 31, 1996, 88 percent of the Portfolio's net assets were allocated to utility and utility-related equities. While the major portion of the Portfolio's equity holdings remained within the electric utility sector, we reduced the Portfolio's overall allocation throughout 1996 in favor of selective natural gas and foreign investments, with an emphasis on telecommunications. A diverse portfolio of foreign securities accounted for 9 percent of net assets. Approximately 10 percent of the Portfolio's net assets were allocated to a high-quality diversified mix of fixed-income securities, with 2 percent in cash equivalents.

    For 1997, we expect further clarity on the structure and timing of a deregulated and competitive utilities industry to be established, which would remove much of the uncertainty that prevailed throughout 1996 and give investors greater visibility on the direction and prospects of utilities investments in 1997 and beyond.

    In 1997, we anticipate broadening the Portfolio's exposure to selective areas of telecommunications that are expected to show near-term benefits from the competition and convergence of the industry. In addition, a modest increase in foreign investments is expected as global infrastructure growth expands and investment opportunities appear. As worldwide restructuring, alliances, competition and broad-base deregulation progress throughout the utilities and related industries, we believe the Portfolio is well positioned to meet its long-term total return objectives.

LOOKING AHEAD

    As the new year begins, we believe the economy exhibits a healthy, balanced condition and is poised for further growth. With business activity already operating at close to full employment, however, future growth will necessarily be slower than earlier stages of the expansion. We believe that the U.S. equity markets have additional upside potential going into 1997, but investors should be prepared for more turbulence, perhaps even a correction or two. Interest rates should average modestly higher in 1997 than in 1996. This is based primarily on the likelihood of the Federal Reserve Board's responding to higher wage inflation stemming from a fully employed economy.

    In continental Europe, a combination of low inflation and low interest rates sets the stage for better economic performance in 1997. The coming year is also expected to be good for the U.K., assuming a noninflationary spiral can be avoided. Politically, the coming year should be generally quiet on the continent, but a general election is likely in the U.K. in April. While the centrist nature of the current Labour Party should limit the political risk of an election, some nervousness in the U.K.'s stock and bond markets must be expected.

    In 1997, Europe's stock markets are expected to be buoyed by stronger economies, low inflation and easy monetary policy. However, the bond markets, which provided considerable support for equities in 1996, may not be as supportive in 1997, and a number of external factors may come into play. Among the most prominent of these will be concerns over monetary union. Decisions regarding this matter will have to be made beginning in December 1997, although implementation will not be before 1999.

    In the Pacific Basin, forecasts for 1997 GDP growth remain strong by global standards, ranging from 4.5 to 9.5 percent across the region, with most countries falling between 6 and 7 percent. Interest rates are probably at their peak; in some countries they have begun to decline. There is also some evidence that the electronics industry may be beginning to recover, with the U.S. semiconductor book-to-bill ratio (which measures orders received by semiconductor manufacturers against orders dispatched) rising to 1.10 in December 1996, up from a low of 0.79 in March. Hence, most economic cycles in the region should move in a favorable direction next year. While corporate earnings growth this year fell to an average of around 11 percent for the region, upgrades are likely over the coming months and a reacceleration to around 14 percent is expected for 1997. These prospects sparked improved performance from most regional markets in November and December 1996 and, we believe, bode well for the Pacific Basin in 1997.

    We appreciate your ongoing support of Dean Witter Variable Investment Series and look forward to continuing to serve your investment needs and objectives.

Sincerely,

        [SIGNATURE]
Charles A. Fiumefreddo

CHAIRMAN OF THE BOARD

                                    *  *  *

The net asset values (the "NAVs") presented in the financial statements of Dean Witter Variable Investment Series (the "Fund") reflect the NAVs of each of the respective Portfolios. The Fund is the underlying investment for various variable annuity contracts and as such, the NAVs of each Portfolio are not indicative of the unit values of the insurance company separate accounts.

DEAN WITTER VARIABLE INVESTMENT SERIES--MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                        ANNUALIZED
 PRINCIPAL                                                                YIELD
AMOUNT (IN                                                              ON DATE OF        MATURITY
THOUSANDS)                                                               PURCHASE           DATE               VALUE
-----------                                                            ------------  -------------------  ---------------
             COMMERCIAL PAPER (85.4%)
             AUTOMOTIVE - FINANCE (11.0%)
 $   3,000   Chrysler Financial Corp.................................      5.46   %       04/07/97        $     2,956,960
    14,930   Ford Motor Credit Co....................................   5.38-5.48     02/12/97-04/10/97        14,758,203
    14,880   General Motors Acceptance Corp..........................   5.40-5.63     01/15/97-06/02/97        14,689,058
     5,000   Toyota Motor Credit Corp................................      5.40           02/07/97              4,972,713
                                                                                                          ---------------
                                                                                                               37,376,934
                                                                                                          ---------------
             BANK HOLDING COMPANIES (9.7%)
     8,680   BankAmerica Corp........................................   5.41-5.45     03/10/97-04/11/97         8,573,661
    10,000   NationsBank Corp........................................   5.37-5.75     02/19/97-02/28/97         9,919,532
    14,700   PNC Funding Corp........................................   5.42-5.52     01/24/97-03/31/97        14,605,202
                                                                                                          ---------------
                                                                                                               33,098,395
                                                                                                          ---------------
             BANKS - COMMERCIAL (21.5%)
     8,000   Abbey National North America Corp.......................   5.38-5.42     03/11/97-03/21/97         7,911,194
     8,500   ANZ Delaware Inc........................................   5.36-5.40     02/25/97-04/14/97         8,396,180
     3,850   Barclays U.S. Funding Corp..............................      5.65           01/10/97              3,844,668
    10,055   Commerzbank U.S. Finance Inc............................   5.35-5.50     01/02/97-01/30/97        10,023,545
    11,500   National Australia Funding (DE) Inc.....................   5.53-6.01     01/03/97-02/11/97        11,459,039
     4,000   Rabobank USA Financial Corp.............................      5.43           05/09/97              3,924,480
    11,960   Societe Generale N.A., Inc..............................   5.42-5.62     02/20/97-04/09/97        11,826,637
    15,815   WestPac Capital Corp....................................   5.41-5.59     01/13/97-05/20/97        15,649,166
                                                                                                          ---------------
                                                                                                               73,034,909
                                                                                                          ---------------
             BROKERAGE (5.9%)
    14,200   Goldman Sachs Group L.P.................................   5.38-7.35     01/02/97-03/20/97        14,068,776
     5,875   Morgan Stanley Group, Inc...............................   5.39-6.79     01/02/97-01/28/97         5,858,686
                                                                                                          ---------------
                                                                                                               19,927,462
                                                                                                          ---------------
             ENTERTAINMENT (0.7%)
     2,350   Walt Disney Co..........................................      5.49           01/23/97              2,342,245
                                                                                                          ---------------
             FINANCE - COMMERCIAL (4.7%)
    16,300   CIT Group Holdings, Inc.................................   5.42-5.47     02/27/97-05/16/97        16,071,433
                                                                                                          ---------------
             FINANCE - CONSUMER (13.3%)
    15,330   American Express Credit Corp............................   5.39-5.42     02/24/97-05/27/97        15,125,188
     4,000   American General Finance Corp...........................      5.41           02/06/97              3,978,720
     3,500   Avco Financial Services Inc.............................      5.38           03/21/97              3,459,447
     9,825   Beneficial Corp.........................................   5.37-5.41     02/05/97-03/17/97         9,742,026
    13,150   Household Finance Corp..................................   5.36-5.66     01/08/97-04/17/97        13,054,868
                                                                                                          ---------------
                                                                                                               45,360,249
                                                                                                          ---------------
             FINANCE - CORPORATE (0.9%)
     3,000   Ciesco, L.P.............................................      5.48           01/07/97              2,997,300
                                                                                                          ---------------
             FINANCE - DIVERSIFIED (5.9%)
     4,000   Commercial Credit Co....................................      5.46           03/05/97              3,962,200
    16,155   General Electric Capital Corp...........................   5.40-5.81     01/06/97-04/24/97        15,995,637
                                                                                                          ---------------
                                                                                                               19,957,837
                                                                                                          ---------------
             HEALTHCARE-DIVERSIFIED (1.1%)
     4,000   Becton, Dickinson & Co..................................      5.49           06/09/97              3,905,483
                                                                                                          ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                                                        ANNUALIZED
 PRINCIPAL                                                                YIELD
AMOUNT (IN                                                              ON DATE OF        MATURITY
THOUSANDS)                                                               PURCHASE           DATE               VALUE
-----------                                                            ------------  -------------------  ---------------
             INDUSTRIALS (0.6%)
 $   2,035   Caterpillar Financial Service Corp......................      5.63   %       01/13/97        $     2,031,249
                                                                                                          ---------------
             INSURANCE (2.7%)
     4,260   American General Corp...................................      5.40           01/21/97              4,247,409
     5,000   MetLife Funding, Inc....................................      5.36           03/04/97              4,954,533
                                                                                                          ---------------
                                                                                                                9,201,942
                                                                                                          ---------------
             OFFICE EQUIPMENT (2.0%)
     3,000   IBM Credit Corp.........................................      5.35           03/06/97              2,971,893
     4,000   International Business Machines Corp....................      5.36           03/18/97              3,955,498
                                                                                                          ---------------
                                                                                                                6,927,391
                                                                                                          ---------------
             RETAIL (4.8%)
    16,450   Sears Roebuck Acceptance Corp...........................   5.42-5.54     01/27/97-06/10/97        16,194,373
                                                                                                          ---------------
             UTILITIES - FINANCE (0.6%)
     2,000   National Rural Utilities Cooperative Finance Corp.......      5.37           03/11/97              1,979,722
                                                                                                          ---------------
             TOTAL COMMERCIAL PAPER (AMORTIZED COST $290,406,924).......................................      290,406,924
                                                                                                          ---------------

             CERTIFICATES OF DEPOSIT (6.5%)
    11,500   Chase Manhattan Bank (USA)..............................   5.40-5.75     03/11/97-05/05/97        11,500,000
     5,000   First Alabama Bank......................................      5.39           01/15/97              4,999,994
     3,500   Mellon Bank, N.A........................................      5.48           03/03/97              3,500,000
     2,000   Union Bank of California, N.A...........................      5.72           01/09/97              2,000,000
                                                                                                          ---------------
             TOTAL CERTIFICATES OF DEPOSIT (AMORTIZED COST $21,999,994).................................       21,999,994
                                                                                                          ---------------

             SHORT-TERM BANK NOTES (3.6%)
    12,400   La Salle National Bank (Amortized Cost $12,400,000).....   5.45-5.59     03/26/97-06/11/97        12,400,000
                                                                                                          ---------------

             BANKERS' ACCEPTANCES (3.2%)
     4,400   Chase Manhattan Bank....................................      5.54           02/04/97              4,377,435
     1,000   First National Bank of Boston...........................      5.54           02/10/97                994,000
     3,000   First Union National Bank of Florida....................      5.39           04/04/97              2,959,158
     2,700   Republic National Bank of New York......................      5.46           04/23/97              2,654,892
                                                                                                          ---------------
             TOTAL BANKERS' ACCEPTANCES (AMORTIZED COST $10,985,485)....................................       10,985,485
                                                                                                          ---------------

             U.S. GOVERNMENT AGENCY (1.3%)
     4,500   Federal National Mortgage Assoc.
               (Amortized Cost $4,440,200)...........................      5.29           04/03/97              4,440,200
                                                                                                          ---------------
TOTAL INVESTMENTS (AMORTIZED COST $340,232,603) (A)....................      100.0%    340,232,603
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.........................        0.0           5,438
                                                                         ----------  -------------
NET ASSETS.............................................................      100.0%  $ 340,238,041
                                                                         ----------  -------------
                                                                         ----------  -------------

----------------
(A)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                  COUPON         MATURITY
THOUSANDS)                                                                   RATE            DATE               VALUE
-----------                                                               ----------  -------------------  ---------------
             CORPORATE BONDS (63.7%)
             BANK HOLDING COMPANIES (9.7%)
 $   1,000   Banc One Corp..............................................       8.74%       09/15/03        $     1,101,710
     5,000   Bank One Corp..............................................       7.625       10/15/26              5,062,100
     4,000   Bankers Trust New York Corp................................       7.375       05/01/08              4,022,160
     2,000   Citicorp...................................................       7.25        09/01/08              2,015,320
     5,000   First Bank, N.A............................................       8.35        11/01/04              5,414,550
     5,000   First Bank System..........................................       7.625       05/01/05              5,182,600
     2,000   Huntington National Bank...................................       7.625       01/15/03              2,067,760
     3,000   Mellon Bank N.A............................................       7.625       09/15/07              3,113,790
     5,000   NBD Bank N.A...............................................       6.25        08/15/03              4,851,700
     3,000   Old Kent Financial Corp....................................       6.625       11/15/05              2,893,740
     3,145   PNC Funding Corp...........................................       9.875       03/01/01              3,504,379
     5,000   State Street Boston Corp...................................       5.95        09/15/03              4,776,950
     2,000   Wachovia Corp..............................................       6.375       04/15/03              1,962,620
                                                                                                           ---------------
                                                                                                                45,969,379
                                                                                                           ---------------
             BEVERAGES (0.5%)
     2,000   Coca-Cola Enterprises, Inc.................................       8.50        02/01/22              2,246,780
                                                                                                           ---------------
             BROKERAGE (3.0%)
     4,000   Bear Stearns Companies, Inc................................       6.625       01/15/04              3,913,640
     2,000   Donaldson, Lufkin & Jenrette, Inc..........................       6.875       11/01/05              1,955,260
     3,000   Lehman Brothers Holdings Inc...............................       7.25        10/15/03              3,011,670
     5,000   Lehman Brothers Holdings Inc...............................       8.50        08/01/15              5,299,750
                                                                                                           ---------------
                                                                                                                14,180,320
                                                                                                           ---------------
             COMPUTERS (1.0%)
     5,000   International Business Machines Corp.......................       7.125       12/01/96              4,759,800
                                                                                                           ---------------
             CONSUMER PRODUCTS (5.2%)
     4,000   Becton, Dickinson & Co.....................................       8.70        01/15/25              4,352,440
     5,000   CPC International, Inc.....................................       7.25        12/15/26              4,970,050
     5,000   General Motors Corp........................................       7.70        04/15/16              5,168,050
     5,000   Philip Morris Companies, Inc...............................       7.125       10/01/04              4,994,150
     5,000   Philip Morris Companies, Inc...............................       7.50        01/15/02              5,118,050
                                                                                                           ---------------
                                                                                                                24,602,740
                                                                                                           ---------------
             CONSUMER SERVICES (0.9%)
     4,500   Times Mirror Co............................................       7.25        11/15/96              4,370,445
                                                                                                           ---------------
             ENERGY (1.9%)
     2,000   Anadarko Petroleum Corp....................................       7.73        09/15/96              2,089,080
     5,000   Dresser Industries, Inc....................................       7.60        08/15/96              5,111,000
       520   Mobil Corp.................................................       9.17        02/29/00                545,252
     1,000   Texaco Capital, Inc........................................       9.75        03/15/20              1,273,250
                                                                                                           ---------------
                                                                                                                 9,018,582
                                                                                                           ---------------
             FINANCIAL SERVICES (7.8%)
     5,000   CNA Financial Corp.........................................       7.25        11/15/23              4,751,450
     2,000   Corestates Capital Corp....................................       6.75        11/15/06              1,954,900
     5,000   Countrywide Funding Corp...................................       6.875       09/15/05              4,936,700

DEAN WITTER VARIABLE INVESTMENT SERIES--QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                  COUPON         MATURITY
THOUSANDS)                                                                   RATE            DATE               VALUE
-----------                                                               ----------  -------------------  ---------------
 $   3,000   Equifax, Inc...............................................       6.50%       06/15/03        $     2,976,120
     3,000   Ford Capital BV............................................       9.50        06/01/10              3,560,670
     5,000   Ford Motor Credit Corp.....................................       7.75        03/15/05              5,228,400
     3,000   General Motors Acceptance Corp.............................       9.00        10/15/02              3,301,140
     2,000   Household Finance Corp.....................................       8.95        09/15/99              2,127,100
     3,500   Household Finance Corp.....................................       8.45        12/10/02              3,765,125
     4,000   Norwest Financial Inc......................................       7.875       02/15/02              4,212,400
                                                                                                           ---------------
                                                                                                                36,814,005
                                                                                                           ---------------
             FOODS (0.8%)
     5,000   Archer-Daniels-Midland Co..................................       0.00        05/01/02              3,544,150
                                                                                                           ---------------
             HEALTHCARE - DIVERSIFIED (1.9%)
     5,000   Columbia/HCA Healthcare Corp...............................       9.00        12/15/14              5,831,750
     2,000   Kaiser Foundation Health Plan, Inc.........................       9.00        11/01/01              2,199,340
     1,000   Kaiser Foundation Health Plan, Inc.........................       9.55        07/15/05              1,170,720
                                                                                                           ---------------
                                                                                                                 9,201,810
                                                                                                           ---------------
             INDUSTRIALS (7.5%)
     5,000   Boeing Co..................................................       7.95        08/15/24              5,544,100
     5,000   Browning Ferris Industries, Inc............................       9.25        05/01/21              5,952,500
     5,019   Burlington Northern Santa Fe Corp..........................       7.33        06/23/10              5,112,554
     4,888   Burlington Northern Santa Fe Corp..........................       7.97        01/01/15              5,206,865
     1,000   Caterpillar, Inc...........................................       9.375       07/15/01              1,107,820
     3,000   Caterpillar, Inc...........................................       9.375       08/15/11              3,592,440
     1,000   Consolidated Rail Corp.....................................       9.75        06/15/20              1,240,140
     7,500   Union Pacific Resources....................................       7.50        11/01/96              7,514,850
                                                                                                           ---------------
                                                                                                                35,271,269
                                                                                                           ---------------
             INSURANCE (2.9%)
     5,000   Liberty Mutual Insurance Co. - 144A*.......................       7.875       10/15/26              5,037,150
     5,000   Lumbermens Mutual Casualty - 144A*.........................       9.15        07/01/26              5,442,400
     3,000   Travelers Group, Inc.......................................       7.75        06/15/99              3,095,640
                                                                                                           ---------------
                                                                                                                13,575,190
                                                                                                           ---------------
             PHARMACEUTICALS (1.7%)
     2,000   Bristol-Myers Squibb.......................................       6.80        11/15/26              1,928,420
     5,000   Johnson & Johnson..........................................       8.72        11/01/24              5,525,350
       733   Marion Merrell Corp........................................       9.11        08/01/05                804,946
                                                                                                           ---------------
                                                                                                                 8,258,716
                                                                                                           ---------------
             REAL ESTATE INVESTMENT TRUST (1.0%)
     5,000   Kimco Realty Corp..........................................       6.50        10/01/03              4,882,200
                                                                                                           ---------------
             RESTAURANTS (0.2%)
     1,000   McDonald's Corp............................................       8.875       04/01/11              1,160,140
                                                                                                           ---------------
             RETAIL (3.9%)
     5,000   May Department Stores Co...................................       6.875       11/01/05              4,974,850
     5,000   May Department Stores Co...................................       7.625       08/15/13              5,159,700
     1,000   Maytag Corp................................................       9.75        05/15/02              1,126,390
     1,000   Penney (J.C) Co., Inc......................................       9.75        06/15/21              1,120,420
     3,000   Sears Roebuck Acceptance Corp..............................       6.90        08/01/03              3,015,360

DEAN WITTER VARIABLE INVESTMENT SERIES--QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                  COUPON         MATURITY
THOUSANDS)                                                                   RATE            DATE               VALUE
-----------                                                               ----------  -------------------  ---------------
 $   3,000   Wal-Mart Stores, Inc.......................................       7.49%       06/21/07        $     3,152,880
                                                                                                           ---------------
                                                                                                                18,549,600
                                                                                                           ---------------
             TECHNOLOGY (2.8%)
     5,000   Lockheed Corp..............................................       7.875       03/15/23              5,052,450
     3,000   Lockheed Martin Corp.......................................       7.70        06/15/08              3,165,630
     5,000   Lockheed Martin Corp.......................................       7.20        05/01/36              5,127,600
                                                                                                           ---------------
                                                                                                                13,345,680
                                                                                                           ---------------
             TELECOMMUNICATIONS (4.7%)
     9,000   AT&T Corp..................................................       8.35        01/15/25              9,465,390
     5,000   GTE North Inc..............................................       7.625       05/15/26              5,032,100
     5,000   Lucent Technologies Inc....................................       7.25        07/15/06              5,127,500
     3,000   U.S. West Communications, Inc..............................       7.25        10/15/35              2,862,210
                                                                                                           ---------------
                                                                                                                22,487,200
                                                                                                           ---------------
             TRANSPORTATION (1.0%)
     5,000   America West Airlines......................................       6.85        07/02/09              4,917,250
                                                                                                           ---------------
             UTILITIES - ELECTRIC (5.3%)
     1,000   Chugach Electric Co........................................       9.14        03/15/22              1,120,410
     3,750   Consolidated Edison Co. of New York, Inc...................       8.05        12/15/27              3,775,800
     4,000   Duke Power Co..............................................       8.625       03/01/22              4,171,000
     5,000   Florida Power & Light Co...................................       7.05        12/01/26              4,688,250
     1,260   Georgia Power Co...........................................       8.625       06/01/22              1,260,000
     5,000   Pennsylvania Power & Light Co..............................       7.70        10/01/09              5,325,700
     5,000   South Carolina Electric & Gas Co...........................       7.625       06/01/23              4,991,550
                                                                                                           ---------------
                                                                                                                25,332,710
                                                                                                           ---------------
             TOTAL CORPORATE BONDS (IDENTIFIED COST $294,793,311)........................................      302,487,966
                                                                                                           ---------------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS (31.9%)
        31   Federal Home Loan Mortgage Corp............................      11.50    06/01/11-05/01/19            35,147
       540   Federal Home Loan Mortgage Corp. PC Gold...................       6.50    01/01/24-09/01/24           516,190
     3,377   Federal Home Loan Mortgage Corp. PC Gold...................       8.50    01/01/22-12/01/24         3,499,009
    14,027   Federal National Mortgage Assoc............................       7.50    07/01/26-09/01/26        14,018,263
     1,763   Federal National Mortgage Assoc............................       9.00    06/01/21-02/01/25         1,857,900
    25,152   Government National Mortgage Assoc.........................       6.50    08/15/25-05/15/26        23,980,806
    25,942   Government National Mortgage Assoc.........................       7.00    10/15/22-08/15/26        25,358,589
    18,191   Government National Mortgage Assoc.........................       7.50    02/15/24-08/15/26        18,197,123
    20,059   Government National Mortgage Assoc.........................       8.00    10/15/24-09/15/26        20,466,427
     5,206   Government National Mortgage Assoc.........................       8.50    01/15/17-07/15/26         5,392,914
     3,493   Government National Mortgage Assoc.........................       9.00    07/15/24-12/15/24         3,678,819
       212   Government National Mortgage Assoc.........................      10.00    05/15/16-04/15/19           232,567
     5,000   Tennessee Valley Authority.................................       7.85        06/15/44              5,121,950
    13,000   U.S. Treasury Bond.........................................       6.50        10/15/06             13,073,060
     7,000   U.S. Treasury Bond.........................................       6.50        11/15/26              6,870,010
     9,000   U.S. Treasury Bond.........................................       6.75        08/15/26              9,069,480
                                                                                                           ---------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
               (IDENTIFIED COST $150,414,282)............................................................      151,368,254
                                                                                                           ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                  COUPON         MATURITY
THOUSANDS)                                                                   RATE            DATE               VALUE
-----------                                                               ----------  -------------------  ---------------

             FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (2.8%)
 $   5,000   Hydro-Quebec (Canada)......................................       9.50%       11/15/30        $     6,135,350
     5,000   Province of New Brunswick (Canada).........................       7.625       06/29/04              5,270,000
     2,000   Quebec Province (Canada)...................................       7.50        07/15/23              1,995,600
                                                                                                           ---------------
             TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
               (IDENTIFIED COST $12,385,590).............................................................       13,400,950
                                                                                                           ---------------

             SHORT-TERM INVESTMENT (0.2%)
             REPURCHASE AGREEMENT
       914   The Bank of New York (dated 12/31/96; proceeds $914,226;
             collateralized by $271,000 U.S. Treasury Bond 13.75% due
             08/15/04 valued at $404,044, $25,450 U.S. Treasury Bond
             8.125% due 05/15/21 valued at $29,845, $90,285 U.S.
             Treasury Note 5.875% due 03/31/99 valued at $91,541 and
             $400,000 U.S. Treasury Note 6.375% due 05/15/99 valued at
             $406,803) (Identified Cost $913,953)                              5.375       01/02/97                913,953
                                                                                                           ---------------

TOTAL INVESTMENTS (IDENTIFIED COST $458,507,136) (A)...................       98.6%    468,171,123

OTHER ASSETS IN EXCESS OF LIABILITIES..................................        1.4       6,489,089
                                                                         ----------  -------------
NET ASSETS.............................................................      100.0%  $ 474,660,212
                                                                         ----------  -------------
                                                                         ----------  -------------

----------------
 *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
(A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $12,469,104, AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,805,117, RESULTING IN NET UNREALIZED APPRECIATION OF $9,663,987.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                          COUPON    MATURITY
THOUSANDS)                                                                           RATE       DATE          VALUE
-----------                                                                        ---------  ---------  ---------------
             CORPORATE BONDS (87.1%)
             AEROSPACE (1.4%)
 $   3,800   Sabreliner Corp. (Series B).........................................    12.50  %  04/15/03  $     3,724,000
                                                                                                         ---------------
             AUTOMOTIVE (4.7%)
     1,800   APS, Inc............................................................    11.875    01/15/06        1,948,500
     4,000   Envirotest Systems, Inc.............................................     9.125    03/15/01        3,775,000
     6,000   Toyota Motor Credit Corp............................................    15.00     09/26/97        6,391,680
                                                                                                         ---------------
                                                                                                              12,115,180
                                                                                                         ---------------
             BROADCAST MEDIA (3.1%)
     2,000   Adams Outdoor Advertising L.P.......................................    10.75     03/15/06        2,135,000
     2,000   Paxson Communications...............................................    11.625    10/01/02        2,095,000
     3,505   Spanish Broadcasting System, Inc....................................     7.50     06/15/02        3,715,300
                                                                                                         ---------------
                                                                                                               7,945,300
                                                                                                         ---------------
             BUSINESS SERVICES (4.3%)
     5,909   Anacomp, Inc........................................................    13.00+    06/04/02        6,086,408
     5,000   Xerox Credit Corp...................................................    15.00     06/10/97        5,195,300
                                                                                                         ---------------
                                                                                                              11,281,708
                                                                                                         ---------------
             CABLE & TELECOMMUNICATIONS (15.9%)
     5,759   Adelphia Communications Corp. (Series B)............................     9.50+    02/15/04        5,010,523
     3,000   American Communications Services, Inc...............................    13.00++   11/01/05        1,807,500
     2,000   American Communications Services, Inc...............................    12.75++   04/01/06        1,125,000
     5,000   AT&T Capital Corp...................................................    15.00     05/05/97        5,151,750
     2,350   Cablevision Systems Corp............................................    10.50     05/15/16        2,423,437
     2,000   Charter Communication South East L.P. (Series B)....................    11.25     03/15/06        2,072,500
     4,985   Falcon Holdings Group L.P. (Series B)...............................    11.00+    09/15/03        4,486,303
     2,000   Frontiervision L.P..................................................    11.00     10/15/06        2,000,000
     5,000   Hyperion Telecommunication (Series B)...............................    13.00++   04/15/03        2,850,000
    23,835   In-Flight Phone Corp. (Series B)....................................    14.00++   05/15/02        8,014,519
     2,000   IXC Communications Inc. (Series B)..................................    12.50     10/01/05        2,200,000
     2,000   Peoples Telephone Co., Inc..........................................    12.25     07/15/02        2,110,000
     2,000   Rifkin Acquisition Partners L.P.....................................    11.125    01/15/06        2,075,000
                                                                                                         ---------------
                                                                                                              41,326,532
                                                                                                         ---------------
             COMPUTER EQUIPMENT (3.6%)
     2,000   Advanced Micro Devices..............................................    11.00     08/01/03        2,170,000
     2,000   Unisys Corp.........................................................    15.00     07/01/97        2,095,000
     4,180   Unisys Corp. (Conv.)................................................     8.25     03/15/06        5,110,510
                                                                                                         ---------------
                                                                                                               9,375,510
                                                                                                         ---------------
             CONSUMER PRODUCTS (1.2%)
     3,000   J.B. Williams Holdings, Inc.........................................    12.00     03/01/04        3,078,750
                                                                                                         ---------------
             CONTAINERS (1.6%)
     2,000   Mail-Well Corp......................................................    10.50     02/15/04        2,030,000
     2,000   Packaging Resources, Inc............................................    11.625    05/01/03        2,110,000
                                                                                                         ---------------
                                                                                                               4,140,000
                                                                                                         ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                          COUPON    MATURITY
THOUSANDS)                                                                           RATE       DATE          VALUE
-----------                                                                        ---------  ---------  ---------------
             ELECTRICAL & ALARM SYSTEMS (2.4%)
 $   6,500   Mosler, Inc.........................................................    11.00  %  04/15/03  $     6,142,500
                                                                                                         ---------------
             ENTERTAINMENT/GAMING & LODGING (12.9%)
     2,000   AMF Group Inc. (Series B)...........................................    10.875    03/15/06        2,110,000
     4,850   Fitzgeralds Gaming Corp. (Units)++..................................    13.00     12/31/02        4,122,500
     3,740   Lady Luck Gaming Finance Corp.......................................    11.875    03/01/01        3,688,575
     4,000   MGM Grand Hotels Inc................................................    12.00     05/01/02        4,310,000
     8,000   Motels of America, Inc. (Series B)..................................    12.00     04/15/04        6,760,000
     3,000   Players International, Inc..........................................    10.875    04/15/05        2,985,000
     3,400   Plitt Theaters, Inc. (Canada).......................................    10.875    06/15/04        3,455,250
     3,000   Station Casinos, Inc................................................     9.625    06/01/03        2,977,500
     3,000   Stuart Entertainment Inc. - 144A*...................................    12.50     11/15/04        3,052,500
                                                                                                         ---------------
                                                                                                              33,461,325
                                                                                                         ---------------
             FINANCIAL (2.4%)
     6,000   Household Finance Corp..............................................    15.00     09/25/97        6,391,020
                                                                                                         ---------------
             FOODS & BEVERAGES (7.3%)
     8,915   Envirodyne Industries, Inc..........................................    10.25     12/01/01        8,647,550
     2,500   Fleming Companies Inc...............................................    10.625    12/15/01        2,553,125
    20,250   Specialty Foods Acquisition Corp. (Series B)........................    13.00++   08/15/05        7,897,500
                                                                                                         ---------------
                                                                                                              19,098,175
                                                                                                         ---------------
             HEALTHCARE (2.7%)
     6,060   Unilab Corp.........................................................    11.00     04/01/06        4,120,800
     2,750   Unison Healthcare Corp. - 144A*.....................................    12.25     11/01/06        2,815,312
                                                                                                         ---------------
                                                                                                               6,936,112
                                                                                                         ---------------
             MANUFACTURING (3.5%)
     2,000   Berry Plastics Corp.................................................    12.25     04/15/04        2,192,500
     2,000   Exide Electronics Group, Inc. (Series B)............................    11.50     03/15/06        2,132,500
     2,000   International Wire Group, Inc.......................................    11.75     06/01/05        2,150,000
     2,500   Uniroyal Technology Corp............................................    11.75     06/01/03        2,493,750
                                                                                                         ---------------
                                                                                                               8,968,750
                                                                                                         ---------------
             MANUFACTURING - DIVERSIFIED (5.3%)
     2,090   Foamex L.P..........................................................    11.875    10/01/04        2,249,363
     3,000   Interlake Corp......................................................    12.125    03/01/02        3,131,250
     3,000   J.B. Poindexter & Co., Inc..........................................    12.50     05/15/04        2,958,750
     2,000   Jordan Industries, Inc..............................................    10.375    08/01/03        1,980,000
     4,500   Jordan Industries, Inc..............................................    11.75++   08/01/05        3,577,500
                                                                                                         ---------------
                                                                                                              13,896,863
                                                                                                         ---------------
             OIL & GAS (0.7%)
     2,000   Empire Gas Corp.....................................................     7.00     07/15/04        1,740,000
                                                                                                         ---------------
             PUBLISHING (3.0%)
     3,250   Affiliated Newspapers Investments, Inc..............................    13.25++   07/01/06        2,665,000
     2,000   American Media Operations, Inc......................................    11.625    11/15/04        2,140,000
     2,975   United States Banknote Corp.........................................    10.375    06/01/02        2,937,813
                                                                                                         ---------------
                                                                                                               7,742,813
                                                                                                         ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                          COUPON    MATURITY
THOUSANDS)                                                                           RATE       DATE          VALUE
-----------                                                                        ---------  ---------  ---------------
             RESTAURANTS (4.8%)
 $   7,750   American Restaurant Group Holdings, Inc.............................    14.00++%  12/15/05  $     3,177,500
     3,000   Carrols Corp........................................................    11.50     08/15/03        3,180,000
     8,350   Flagstar Corp.......................................................    11.25     11/01/04        3,423,500
     2,500   FRD Acquisition.....................................................    12.50     07/15/04        2,565,625
                                                                                                         ---------------
                                                                                                              12,346,625
                                                                                                         ---------------
             RETAIL (1.5%)
    10,450   County Seat Stores Co. (b)..........................................    12.00     10/01/02        3,814,250
                                                                                                         ---------------
             RETAIL - FOOD CHAINS (2.5%)
     2,000   Jitney-Jungle Stores................................................    12.00     03/01/06        2,112,500
     2,500   Pathmark Stores, Inc................................................     9.625    05/01/03        2,393,750
     2,000   Ralphs Grocery Co...................................................    10.45     06/15/04        2,125,000
                                                                                                         ---------------
                                                                                                               6,631,250
                                                                                                         ---------------
             TEXTILES (2.3%)
     2,500   Reeves Industries Inc...............................................    11.00     07/15/02        2,412,500
     4,000   U.S. Leather, Inc...................................................    10.25     07/31/03        3,520,000
                                                                                                         ---------------
                                                                                                               5,932,500
                                                                                                         ---------------
             TOTAL CORPORATE BONDS (IDENTIFIED COST $235,033,351)......................................      226,089,163
                                                                                                         ---------------

 NUMBER OF
  SHARES
-----------
             COMMON STOCKS (C) (1.9%)
             AUTOMOTIVE (0.0%)
        87   Northern Holdings Industrial Corp. (Restricted) (d).....................................        --
                                                                                                       ---------------
             COMPUTER EQUIPMENT (0.0%)
    39,813   Memorex Telex NV (ADR) (Netherlands) (d)................................................            2,389
                                                                                                       ---------------
             ENTERTAINMENT/GAMING & LODGING (0.0%)
     2,000   Motels of America, Inc. - 144A*.........................................................          100,000
    71,890   Vagabond Inns, Inc. (Class D) (a).......................................................               72
                                                                                                       ---------------
                                                                                                               100,072
                                                                                                       ---------------
             FOODS & BEVERAGES (0.8%)
   201,075   Seven-Up/RC Bottling Co. Southern California, Inc.......................................        1,985,615
   120,000   Specialty Foods Acquisition Corp. - 144A*...............................................          120,000
                                                                                                       ---------------
                                                                                                             2,105,615
                                                                                                       ---------------
             MANUFACTURING - DIVERSIFIED (0.9%)
    84,072   Thermadyne Holdings Corp. (d)...........................................................        2,227,908
                                                                                                       ---------------
             PUBLISHING (0.2%)
     5,000   Affiliated Newspapers Investments, Inc. (Class B).......................................          575,000
                                                                                                       ---------------
             RESTAURANTS (0.0%)
     7,750   American Restaurant Group Holdings, Inc. - 144A*........................................            7,750
                                                                                                       ---------------
             TOTAL COMMON STOCKS (IDENTIFIED COST $11,693,479).......................................        5,018,734
                                                                                                       ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                    VALUE
-----------                                                                                            ---------------

             PREFERRED STOCK (0.7%)
             ENTERTAINMENT/GAMING & LODGING
    80,000   Fitzgeralds Gaming Corp. (Units)++ (Identified Cost $2,000,000).........................  $     1,840,000
                                                                                                       ---------------

 NUMBER OF                                                                                   EXPIRATION
 WARRANTS                                                                                      DATE
-----------                                                                                  ---------
             WARRANTS (C) (0.1%)
             AEROSPACE (0.0%)
     1,500   Sabreliner Corp. - 144A*......................................................   04/15/03           15,000
                                                                                                        ---------------
             CABLE & TELECOMMUNICATIONS (0.1%)
     2,000   Hyperion Telecommunication - 144A*............................................   04/01/01           90,000
     9,485   In-Flight Phone Corp. - 144A*.................................................   08/31/02            9,485
                                                                                                        ---------------
                                                                                                                 99,485
                                                                                                        ---------------
             CONTAINERS (0.0%)
     2,000   Crown Packaging Holdings, Ltd. (Canada) - 144A*...............................   11/01/03               20
                                                                                                        ---------------
             ENTERTAINMENT/GAMING & LODGING (0.0%)
     1,000   Boomtown, Inc. - 144A*........................................................   11/01/98               10
     2,000   Fitzgeralds Gaming Corp.......................................................   12/19/98            2,000
     3,500   Fitzgeralds South Inc. - 144A*................................................   03/15/99               35
                                                                                                        ---------------
                                                                                                                  2,045
                                                                                                        ---------------
             MANUFACTURING (0.0%)
     2,000   Exide Electronics Group, Inc. - 144A*.........................................   03/15/06           75,000
    15,000   Uniroyal Technology Corp......................................................   06/01/03           15,000
                                                                                                        ---------------
                                                                                                                 90,000
                                                                                                        ---------------
             OIL & GAS (0.0%)
     4,140   Empire Gas Corp...............................................................   07/15/04           20,700
                                                                                                        ---------------
             RETAIL (0.0%)
     2,000   County Seat Holdings Co.......................................................   10/15/98               20
                                                                                                        ---------------
             TOTAL WARRANTS (IDENTIFIED COST $834,540)................................................          227,270
                                                                                                        ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                COUPON         MATURITY
THOUSANDS)                                                                 RATE            DATE               VALUE
-----------                                                             ----------  -------------------  ---------------
             SHORT-TERM INVESTMENTS (8.3%)
             U.S. GOVERNMENT AGENCY (E) (7.7%)
 $  20,000   Federal Home Loan Banks
               (Amortized Cost $19,995,028)...........................   5.70-6.50%   01/02/97-01/03/97  $    19,995,028
                                                                                                         ---------------
             REPURCHASE AGREEMENT (0.6%)
     1,481   The Bank of New York (dated 12/31/96; proceeds
               $1,481,216; collateralized by $569,000 U.S. Treasury
               Bill 0.00% due 02/20/97 valued at $565,017, $400,000
               U.S. Treasury Bond 12.75% due 11/15/10 valued at
               $572,731, $16,461 U.S. Treasury Bond 13.375% due
               08/15/01 valued at $21,989 and $346,623 U.S. Treasury
               Note 6.25% due 10/31/01 valued at $350,653) (Identified
               Cost $1,480,774).......................................   5.375                 01/02/97        1,480,774
                                                                                                         ---------------
             TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $21,475,802)................................       21,475,802
                                                                                                         ---------------

TOTAL INVESTMENTS (IDENTIFIED COST $271,037,172) (F)...................       98.1%    254,650,969

OTHER ASSETS IN EXCESS OF LIABILITIES..................................        1.9       4,897,572
                                                                         ----------  -------------
NET ASSETS.............................................................      100.0%  $ 259,548,541
                                                                         ----------  -------------
                                                                         ----------  -------------

----------------
ADR  AMERICAN DEPOSITORY RECEIPT.
 *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; GENERALLY BONDS OR PREFERRED STOCK WITH ATTACHED WARRANTS.
 +   PAYMENT-IN-KIND SECURITY.
++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
(A)  NON-INCOME PRODUCING SECURITY; ISSUER IN BANKRUPTCY.
(B)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
(C)  NON-INCOME PRODUCING SECURITIES.
(D)  ACQUIRED THROUGH EXCHANGE OFFER.
(E) SECURITY WAS PURCHASED ON A DISCOUNT BASIS.THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(F) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $10,771,721 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $27,157,924, RESULTING IN NET UNREALIZED DEPRECIATION OF $16,386,203.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
             COMMON STOCKS (87.5%)
             NATURAL GAS (13.3%)
    70,000   Apache Corp.........................  $     2,476,250
   115,000   Burlington Resources, Inc...........        5,793,125
   150,230   El Paso Natural Gas Co..............        7,586,615
   100,000   Enron Corp..........................        4,312,500
   145,000   ENSERCH Corp........................        3,335,000
    80,000   Louisiana Land & Exploration Co.....        4,290,000
   140,000   PanEnergy Corp......................        6,300,000
   130,000   Questar Corp........................        4,777,500
   180,000   Seagull Energy Corp.*...............        3,960,000
    85,000   Tenneco, Inc........................        3,835,625
   115,000   Union Texas Petroleum Holdings,
               Inc...............................        2,573,125
   255,000   Williams Companies, Inc.............        9,562,500
                                                   ---------------
                                                        58,802,240
                                                   ---------------
             TELECOMMUNICATIONS (32.3%)
    71,666   360 DEG. Communications Co.*........        1,657,276
   135,000   Airtouch Communications, Inc.*......        3,408,750
   220,000   Alltel Corp.........................        6,902,500
   100,000   AT&T Corp...........................        4,350,000
   145,000   BCE, Inc. (Canada)..................        6,923,750
   275,000   Cable & Wireless PLC (ADR) (United
               Kingdom)..........................        6,771,875
   155,000   Century Telephone Enterprises,
               Inc...............................        4,785,625
   140,000   Comcast Corp. (Class A).............        2,467,500
   150,000   Comsat Corp.........................        3,693,750
   240,000   Ericsson (L.M.) Telephone Co. (Class
               B) (ADR) (Sweden).................        7,230,000
   150,000   Frontier Corp.......................        3,393,750
   160,000   GTE Corp............................        7,280,000
    61,250   Liberty Media Group (Class A)*......        1,745,625
    46,992   Lucent Technologies, Inc............        2,173,380
   175,000   MCI Communications Corp.............        5,709,375
   145,000   MFS Communications Company, Inc.*...        7,866,250
    95,000   Northern Telecom Ltd. (Canada)......        5,878,125
   135,000   NYNEX Corp..........................        6,496,875
   115,000   Pacific Telesis Group...............        4,226,250
   130,000   SBC Communications, Inc.............        6,727,500
   170,000   Southern New England
               Telecommunications Corp...........        6,608,750
   125,000   Sprint Corp.........................        4,984,375
    65,000   Tele Danmark AS (ADR) (Denmark).....        1,771,250
   185,000   Tele-Communications, Inc. (Class
               A)*...............................        2,405,000
    70,000   Telecommunications Corp. New
               Zealand, Ltd. (ADR) (New
               Zealand)..........................        5,670,000
    65,000   Telefonica de Argentina S.A. (ADR)
               (Argentina).......................        1,681,875
    90,000   Telefonos de Mexico S.A. de C.V.
               (Series L) (ADR) (Mexico).........        2,970,000
   130,000   Telephone & Data Systems, Inc.......        4,712,500
    45,300   Teleport Communications Group Inc.
               (Class A)*........................        1,375,988
   110,000   U.S. West Communications Group......        3,547,500
   150,000   U.S. West Media Group*..............        2,775,000
   155,000   WorldCom, Inc.*.....................        4,030,000
                                                   ---------------
                                                       142,220,394
                                                   ---------------

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
             UTILITIES - ELECTRIC (41.9%)
   220,000   Baltimore Gas & Electric Co.........  $     5,885,000
   135,000   Carolina Power & Light Co...........        4,927,500
   150,000   Central & South West Corp...........        3,843,750
   235,865   CINergy Corp........................        7,871,994
   240,000   CMS Energy Corp.....................        8,070,000
   130,000   Consolidated Edison Co. of
               New York, Inc.....................        3,802,500
   215,000   DPL, Inc............................        5,267,500
   202,500   DQE, Inc............................        5,872,500
   165,000   DTE Energy Co.......................        5,341,875
   130,000   Edison International................        2,583,750
   140,000   Enova Corp..........................        3,185,000
   220,000   Entergy Corp........................        6,105,000
   140,000   FPL Group, Inc......................        6,440,000
   175,000   General Public Utilities Corp.......        5,884,375
   125,000   Hawaiian Electric Industries, Inc...        4,515,625
   200,000   Houston Industries, Inc.............        4,525,000
   255,000   Illinova Corp.......................        7,012,500
   225,000   IPALCO Enterprises, Inc.............        6,131,250
   145,000   Kansas City Power & Light Co........        4,132,500
    90,000   Montana Power Co....................        1,923,750
   110,000   New England Electric System.........        3,836,250
   110,000   New York State Electric & Gas
               Corp..............................        2,378,750
   175,000   NIPSCO Industries, Inc..............        6,934,375
   305,000   PacifiCorp..........................        6,252,500
   235,000   Pinnacle West Capital Corp..........        7,461,250
   110,000   Portland General Corp...............        4,620,000
    80,000   Potomac Electric Power Co...........        2,060,000
   200,000   Public Service Company of Colorado..        7,775,000
   240,000   Public Service Company of New
               Mexico............................        4,710,000
   130,000   Public Service Enterprise Group,
               Inc...............................        3,542,500
   180,000   SCANA Corp..........................        4,815,000
   275,000   Southern Co.........................        6,221,875
   140,000   Texas Utilities Co..................        5,705,000
   110,000   United Illuminating Co..............        3,451,250
   200,000   Western Resources, Inc..............        6,175,000
   205,000   Wisconsin Energy Corp...............        5,509,375
                                                   ---------------
                                                       184,769,494
                                                   ---------------
             TOTAL COMMON STOCKS (IDENTIFIED COST
               $308,066,459).....................      385,792,128
                                                   ---------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)
-----------
             CORPORATE BONDS (9.7%)
             NATURAL GAS (2.6%)
 $   3,000   Coastal Corp. 7.75% due 10/15/35....        3,036,930
     1,000   El Paso Natural Gas Co.
               7.50% due 11/15/26................        1,001,150
     2,500   Enserch Exploration Inc.
               7.54% due 01/02/09 144A**.........        2,464,200
     2,000   Panhandle Eastern Corp.
               8.625% due 04/15/25...............        2,127,340
     3,000   Tenneco, Inc. 7.45% due 12/15/25....        2,958,120
                                                   ---------------
                                                        11,587,740
                                                   ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                              VALUE
-----------                                        ---------------
             TELECOMMUNICATIONS (2.9%)
 $   2,000   BellSouth Telecommunications, Inc.
               7.625% due 05/15/35...............  $     1,998,720
     5,000   Century Telephone Enterprises, Inc.
               8.25% due 05/01/24................        5,154,550
     1,400   Century Telephone Enterprises, Inc.
               7.20% due 12/01/25................        1,360,324
     2,000   Southwestern Bell Telephone Co.
               7.20% due 10/15/26................        1,924,240
     2,000   Sprint Corp. 9.25% due 04/15/22.....        2,420,160
                                                   ---------------
                                                        12,857,994
                                                   ---------------
             UTILITIES - ELECTRIC (4.2%)
     2,000   Florida Power & Light Co.
               7.05% due 12/01/26................        1,875,300
     3,000   Illinois Power Co. 8.75% due
               07/01/21..........................        3,124,560
     3,000   Indianapolis Power Co.
               7.05% due 02/01/24................        2,838,000
     1,500   Long Island Lighting Co.
               9.625% due 07/01/24...............        1,552,500
     2,000   South Carolina Electric & Gas Co.
               7.625% due 06/01/23...............        1,996,620
     2,000   Union Electric Co.
               8.00% due 12/15/22................        2,033,100
     5,000   Wisconsin Electric Power Co. 7.125%
               due 03/15/16......................        4,825,300
                                                   ---------------
                                                        18,245,380
                                                   ---------------
             TOTAL CORPORATE BONDS (IDENTIFIED
               COST $42,107,361).................       42,691,114
                                                   ---------------

 NUMBER OF
  SHARES
-----------
             PREFERRED STOCKS (0.5%)
             UTILITIES - ELECTRIC
    40,000   Arizona Public Service Co.
               (Series A) $2.50..................        1,100,000
    20,000   Atlantic Capital I $2.0625..........          497,500
     1,022   Cleveland Electric Illuminating Co.
               (Series N) $9.125.................          103,988
    14,000   Duquesne Capital LP (Series A)
               $2.09375..........................          353,500
                                                   ---------------
             TOTAL PREFERRED STOCKS (IDENTIFIED
               COST $1,952,494)..................        2,054,988
                                                   ---------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                              VALUE
-----------                                        ---------------
             U.S. GOVERNMENT AGENCY (0.3%)
 $   1,250   Tennessee Valley Authority
               8.00% due 03/31/45
               (Identified Cost $1,250,000)......  $     1,300,000
                                                   ---------------

             SHORT-TERM INVESTMENTS (1.6%)
             U.S. GOVERNMENT AGENCY (A) (1.3%)
     6,000   Federal Home Loan Bank
               6.50% due 01/02/97
               (Amortized Cost $5,998,917).......        5,998,917
                                                   ---------------

             REPURCHASE AGREEMENT (0.3%)
     1,270   The Bank of New York 5.375% due
               01/02/97 (dated 12/31/96: proceeds
               $1,270,209; collateralized by
               $423,313 U.S. Treasury Note 7.50%
               due 02/15/05 valued at $464,718,
               $318,484 U.S. Treasury Note 6.125%
               due 07/31/00 valued at $326,644,
               and $502,000 U.S. Treasury Note
               5.875% due 11/15/99 valued at
               $503,865) (Identified Cost
               $1,269,830).......................        1,269,830
                                                   ---------------
             TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST $7,268,747)......        7,268,747
                                                   ---------------

TOTAL INVESTMENTS (IDENTIFIED
  COST $360,645,061) (B).........       99.6%    439,106,977

OTHER ASSETS IN EXCESS OF
  LIABILITIES....................        0.4       1,554,889
                                   ----------  -------------
NET ASSETS.......................      100.0%  $ 440,661,866
                                   ----------  -------------
                                   ----------  -------------

------------------

ADR  AMERICAN DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
(A)  SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS
     BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B)  THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED
     COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $88,292,975 AND THE
     AGGREGATE GROSS UNREALIZED DEPRECIATION IS $9,831,059, RESULTING IN NET
     UNREALIZED APPRECIATION OF $78,461,916.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                              VALUE
-----------                                     -----------------
             COMMON STOCKS (96.0%)
             AEROSPACE (3.8%)
    503,000  Raytheon Co......................  $      24,206,875
    376,000  United Technologies Corp.........         24,816,000
                                                -----------------
                                                       49,022,875
                                                -----------------
             ALUMINUM (2.0%)
    396,000  Aluminum Co. of America..........         25,245,000
                                                -----------------
             AUTO PARTS (1.9%)
    498,000  TRW, Inc.........................         24,651,000
                                                -----------------
             AUTOMOTIVE (3.9%)
    770,000  Ford Motor Co....................         24,543,750
    452,000  General Motors Corp..............         25,199,000
                                                -----------------
                                                       49,742,750
                                                -----------------
             BANKS (5.8%)
    579,000  Banc One Corp....................         24,897,000
    252,200  BankAmerica Corp.................         25,156,950
    487,000  KeyCorp..........................         24,593,500
                                                -----------------
                                                       74,647,450
                                                -----------------
             BEVERAGES -
               SOFT DRINKS (1.9%)
    819,000  PepsiCo Inc......................         23,955,750
                                                -----------------
             CHEMICALS (5.6%)
    309,000  Dow Chemical Co..................         24,217,875
    438,000  Eastman Chemical Co..............         24,199,500
    425,200  PPG Industries, Inc..............         23,864,350
                                                -----------------
                                                       72,281,725
                                                -----------------
             COMPUTERS (1.9%)
    163,000  International Business Machines
               Corp...........................         24,613,000
                                                -----------------
             CONGLOMERATES (3.7%)
    299,000  Minnesota Mining & Manufacturing
               Co.............................         24,779,625
     97,600  Newport News Shipbuilding Inc....          1,464,000
    488,000  Tenneco, Inc.....................         22,021,000
                                                -----------------
                                                       48,264,625
                                                -----------------
             COSMETICS (2.1%)
    342,000  Gillette Co......................         26,590,500
                                                -----------------
             DRUGS (5.6%)
    476,000  Abbott Laboratories..............         24,157,000
    404,000  American Home Products Corp......         23,684,500
    219,200  Bristol-Myers Squibb Co..........         23,838,000
                                                -----------------
                                                       71,679,500
                                                -----------------
             ELECTRIC - MAJOR (3.9%)
    247,000  General Electric Co..............         24,422,125
  1,321,000  Westinghouse Electric Corp.......         26,254,875
                                                -----------------
                                                       50,677,000
                                                -----------------
             FINANCIAL -
               MISCELLANEOUS (2.0%)
    277,000  Household International, Inc.....         25,553,250
                                                -----------------
             FOODS (3.9%)
    656,000  Quaker Oats Company (The)........         25,010,000
    666,500  Sara Lee Corp....................         24,827,125
                                                -----------------
                                                       49,837,125
                                                -----------------

 NUMBER OF
  SHARES                                              VALUE
-----------                                     -----------------
             HOUSEHOLD PRODUCTS (1.9%)
    232,000  Procter & Gamble Co..............  $      24,940,000
                                                -----------------
             INSURANCE (2.0%)
    325,000  Aetna Inc........................         26,000,000
                                                -----------------
             METALS & MINING (1.8%)
    354,000  Phelps Dodge Corp................         23,895,000
                                                -----------------
             NATURAL GAS (5.7%)
    469,000  Burlington Resources, Inc........         23,625,875
    489,384  El Paso Natural Gas Co...........         24,713,892
    564,000  PanEnergy Corp...................         25,380,000
                                                -----------------
                                                       73,719,767
                                                -----------------
             OFFICE EQUIPMENT (1.8%)
    435,000  Pitney Bowes, Inc................         23,707,500
                                                -----------------
             OIL - DOMESTIC (3.8%)
    558,000  Ashland, Inc.....................         24,482,250
    186,000  Atlantic Richfield Co............         24,645,000
                                                -----------------
                                                       49,127,250
                                                -----------------
             OIL INTEGRATED - INTERNATIONAL (5.7%)
    251,000  Exxon Corp.......................         24,598,000
    200,000  Mobil Corp.......................         24,450,000
    146,000  Royal Dutch Petroleum Co. (ADR)
               (Netherlands)..................         24,929,500
                                                -----------------
                                                       73,977,500
                                                -----------------
             PAPER & FOREST
               PRODUCTS (3.9%)
    600,000  International Paper Co...........         24,225,000
    536,000  Weyerhaeuser Co..................         25,393,000
                                                -----------------
                                                       49,618,000
                                                -----------------
             PHOTOGRAPHY (1.9%)
    302,000  Eastman Kodak Co.................         24,235,500
                                                -----------------
             RAILROADS (1.9%)
    281,000  Burlington Northern Santa Fe
               Corp...........................         24,271,375
                                                -----------------
             RETAIL - DEPARTMENT
               STORES (1.9%)
    533,000  May Department Stores Co.........         24,917,750
                                                -----------------
             RETAIL - FOOD CHAINS (1.9%)
    600,000  American Stores Co...............         24,525,000
                                                -----------------
             STEEL (2.0%)
    552,000  Timken Co........................         25,323,000
                                                -----------------
             TELECOMMUNICATIONS (6.0%)
    393,000  Bell Atlantic Corp...............         25,446,750
    647,000  Sprint Corp......................         25,799,125
    795,000  U.S. West Communications Group...         25,638,750
                                                -----------------
                                                       76,884,625
                                                -----------------
             TOBACCO (1.9%)
    222,000  Philip Morris Companies, Inc.....         25,002,750
                                                -----------------
             UTILITIES - ELECTRIC (3.9%)
    546,000  FPL Group, Inc...................         25,116,000
    924,000  Unicom Corp......................         25,063,500
                                                -----------------
                                                       50,179,500
                                                -----------------
             TOTAL COMMON STOCKS (IDENTIFIED
               COST $938,785,654).............      1,237,086,067
                                                -----------------

DEAN WITTER VARIABLE INVESTMENT SERIES--DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                            VALUE
-----------                                     -----------------
             U.S. GOVERNMENT OBLIGATIONS (3.2%)
$     2,000  U.S. Treasury Bond
               8.125% due 08/15/19............  $       2,311,260
      5,000  U.S. Treasury Bond
               8.00% due 11/15/21.............          5,731,850
      5,000  U.S. Treasury Bond
               7.125% due 02/15/23............          5,217,500
     17,000  U.S. Treasury Bond
               6.25% due 08/15/23.............         15,935,120
      7,000  U.S. Treasury Bond
               6.00% due 02/15/26.............          6,368,740
      5,000  U.S. Treasury Note
               6.375% due 01/15/99............          5,048,350
                                                -----------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
               (IDENTIFIED COST
               $39,899,914)...................         40,612,820
                                                -----------------

             SHORT-TERM INVESTMENTS (0.7%)
             U.S. GOVERNMENT AGENCY (A) (0.7%)
      9,000  Federal Home Loan Banks 6.50% due
               01/02/97
               (Amortized Cost $8,998,375)....          8,998,375
                                                -----------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                            VALUE
-----------                                     -----------------
             REPURCHASE AGREEMENT (0.0%)
$       291  The Bank of New York 5.375% due
               01/02/97 (dated 12/31/96;
               proceeds $290,747;
               collateralized by $130,591 U.S.
               Treasury Bills 0.00% due
               01/30/97 and 05/08/97 valued at
               $128,496 and $162,245 U.S.
               Treasury Notes 6.00% and 7.875%
               due 04/15/98 and 10/15/99
               valued at $167,978)
               (Identified Cost $290,660).....  $         290,660
                                                -----------------
             TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST $9,289,035)...          9,289,035
                                                -----------------

TOTAL INVESTMENTS (IDENTIFIED
  COST $987,974,603)(B).........       99.9%    1,286,987,922

OTHER ASSETS IN EXCESS OF
  LIABILITIES...................        0.1         1,416,505
                                  ----------  ---------------

NET ASSETS......................      100.0%  $ 1,288,404,427
                                  ----------  ---------------
                                  ----------  ---------------

------------------
ADR  AMERICAN DEPOSITORY RECEIPT.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $299,945,233 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $931,914, RESULTING IN NET UNREALIZED APPRECIATION OF $299,013,319.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                 VALUE
-----------                                          -------------
             COMMON STOCKS (91.2%)
             ADVERTISING (1.4%)
    25,600   Interpublic Group of Companies,
               Inc.................................  $   1,216,000
                                                     -------------
             APPAREL (1.4%)
    21,000   Cintas Corp...........................      1,233,750
                                                     -------------
             AUTO TRUCKS & PARTS (0.6%)
    25,050   Miller Industries, Inc.*..............        501,000
                                                     -------------
             BANKING (3.4%)
    15,850   Fifth Third Bancorp...................        994,588
    12,000   State Street Boston Corp..............        774,000
    28,000   Washington Mutual, Inc................      1,211,000
                                                     -------------
                                                         2,979,588
                                                     -------------
             BEVERAGES - ALCOHOLIC (1.0%)
    22,000   Anheuser-Busch Companies, Inc.........        880,000
                                                     -------------
             BIOTECHNOLOGY (2.0%)
    25,500   Medtronic, Inc........................      1,734,000
                                                     -------------
             CHEMICALS - SPECIALTY (1.7%)
    23,700   Sigma-Aldrich Corp....................      1,478,287
                                                     -------------
             COMMERCIAL SERVICES (4.2%)
    46,000   Affiliated Computer Services, Inc.*...      1,334,000
    60,000   Service Corp. International...........      1,680,000
    19,500   Stewart Enterprises, Inc. (Class A)...        658,125
                                                     -------------
                                                         3,672,125
                                                     -------------
             COMMUNICATIONS -
               EQUIPMENT & SOFTWARE (1.5%)
    21,000   Cisco Systems, Inc.*..................      1,336,125
                                                     -------------
             COMMUNICATIONS
               EQUIPMENT (1.4%)
    31,500   Tellabs, Inc.*........................      1,185,187
                                                     -------------
             COMPUTER EQUIPMENT (1.3%)
    32,000   Cabletron Systems, Inc.*..............      1,064,000
                                                     -------------
             COMPUTER SERVICES (1.9%)
    48,000   Sterling Commerce, Inc.*..............      1,692,000
                                                     -------------
             COMPUTER SOFTWARE (7.2%)
    24,000   Computer Associates International,
               Inc.................................      1,194,000
    21,600   Microsoft Corp.*......................      1,784,700
    28,500   Oracle Corp.*.........................      1,186,313
    41,000   Parametric Technology Corp.*..........      2,106,375
                                                     -------------
                                                         6,271,388
                                                     -------------
             COMPUTERS - SYSTEMS (5.1%)
    38,000   Adaptec, Inc.*........................      1,520,000
    60,000   EMC Corp.*............................      1,987,500
    19,000   Hewlett-Packard Co....................        954,750
                                                     -------------
                                                         4,462,250
                                                     -------------
             DRUGS (1.6%)
    27,300   Abbott Laboratories...................      1,385,475
                                                     -------------
             ELECTRONICS (3.8%)
    28,000   Dionex Corp.*.........................        980,000
    29,000   Harman International Industries,
               Inc.................................      1,613,125
    16,500   Jabil Circuit, Inc.*..................        660,000
                                                     -------------
                                                         3,253,125
                                                     -------------

 NUMBER OF
  SHARES                                                 VALUE
-----------                                          -------------
             ELECTRONICS -
               SEMICONDUCTORS/
               COMPONENTS (3.0%)
    32,000   Atmel Corp.*..........................  $   1,060,000
    11,500   Intel Corp............................      1,505,063
                                                     -------------
                                                         2,565,063
                                                     -------------
             ENTERTAINMENT/GAMING & LODGING (1.4%)
    35,000   Circus Circus Enterprises, Inc.*......      1,203,125
                                                     -------------
             ENVIRONMENTAL CONTROL (2.0%)
    50,000   United Waste Systems, Inc.*...........      1,712,500
                                                     -------------
             FINANCIAL - MISCELLANEOUS (9.9%)
    46,000   Federal National Mortgage Assoc.......      1,713,500
    55,000   Green Tree Financial Corp.............      2,124,375
    16,000   Household International, Inc..........      1,476,000
    38,000   MBNA Corp.............................      1,577,000
    22,000   MGIC Investment Corp..................      1,672,000
                                                     -------------
                                                         8,562,875
                                                     -------------
             FINANCIAL SERVICES (2.3%)
    27,400   Primark Corp.*........................        678,150
    30,000   SunAmerica, Inc.......................      1,331,250
                                                     -------------
                                                         2,009,400
                                                     -------------
             FOOD WHOLESALERS (1.1%)
    30,000   Sysco Corp............................        978,750
                                                     -------------
             HEALTHCARE - DIVERSIFIED (4.9%)
    84,000   General Nutrition Companies, Inc.*....      1,417,500
    34,000   United Healthcare Corp................      1,530,000
    45,000   Universal Health Services, Inc. (Class
               B)*.................................      1,288,125
                                                     -------------
                                                         4,235,625
                                                     -------------
             HOME ENTERTAINMENT (1.6%)
    46,000   Electronic Arts, Inc.*................      1,374,250
                                                     -------------
             HOTELS/MOTELS (2.7%)
    22,900   HFS Inc.*.............................      1,368,275
    51,000   La Quinta Inns, Inc...................        975,375
                                                     -------------
                                                         2,343,650
                                                     -------------
             INSURANCE (1.7%)
    14,000   American International Group, Inc.....      1,515,500
                                                     -------------
             MANUFACTURED HOUSING (0.7%)
    43,000   Clayton Homes, Inc....................        580,500
                                                     -------------
             MANUFACTURING -
               DIVERSIFIED (0.9%)
    14,600   Sherwin-Williams Co...................        817,600
                                                     -------------
             MEDIA GROUP (1.6%)
    39,600   Clear Channel Communications, Inc.*...      1,430,550
                                                     -------------
             OFFICE EQUIPMENT
               & SUPPLIES (1.4%)
    67,200   Staples, Inc.*........................      1,209,600
                                                     -------------
             OIL DRILLING & SERVICES (6.2%)
    30,000   ENSCO International, Inc.*............      1,455,000
    85,000   Pride Petroleum Services, Inc.*.......      1,955,000
    43,000   Tidewater, Inc........................      1,945,750
                                                     -------------
                                                         5,355,750
                                                     -------------

DEAN WITTER VARIABLE INVESTMENT SERIES--CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

NUMBER OF
SHARES                                                   VALUE
-----------                                          -------------
             PHARMACEUTICALS (1.8%)
    31,800   Johnson & Johnson.....................  $   1,582,050
                                                     -------------
             POLLUTION CONTROL (1.6%)
    42,900   U.S. Filter Corp.*....................      1,362,075
                                                     -------------
             RETAIL - DEPARTMENT
               STORES (1.8%)
    47,800   Dollar General Corp...................      1,529,600
                                                     -------------
             RETAIL - DRUG STORES (1.8%)
    40,000   Walgreen Co...........................      1,600,000
                                                     -------------
             RETAIL - FOOD CHAINS (2.2%)
    45,000   Safeway, Inc.*........................      1,923,750
                                                     -------------
             UTILITIES - ELECTRIC (1.1%)
    21,000   AES Corp.*............................        976,500
                                                     -------------
             TOTAL COMMON STOCKS (IDENTIFIED COST
               $69,321,743)........................     79,213,013
                                                     -------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)
-----------
             SHORT-TERM INVESTMENTS (9.2%)
             U.S. GOVERNMENT AGENCY (A) (8.7%)
 $   7,600   Federal Home Loan Banks
               6.50% due 01/02/97 (Amortized Cost
               $7,598,628)........................      7,598,628
                                                    -------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                              VALUE
-----------                                         -------------
             REPURCHASE AGREEMENT (0.5%)
 $     424   The Bank of New York 5.375% due
               01/02/97 (dated 12/31/96; proceeds
               $424,474; collateralized by
               $104,899 U.S. Treasury Bond 7.875%
               due 02/15/21 valued at $121,847,
               $180,000 U.S. Treasury Note 7.50%
               due 10/31/99 valued at $189,025 and
               $119,260 U.S. Treasury Note 5.875%
               due 08/15/98 valued at $121,962)
               (Identified Cost $424,347).........  $     424,347
                                                    -------------
             TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST $8,022,975).......      8,022,975
                                                    -------------

TOTAL INVESTMENTS (IDENTIFIED COST
  $77,344,718) (B)................      100.4%    87,235,988

LIABILITIES IN EXCESS OF OTHER
  ASSETS..........................       (0.4)      (373,838)
                                    ----------  ------------

NET ASSETS........................      100.0%  $ 86,862,150
                                    ----------  ------------
                                    ----------  ------------

------------------
 *   NON-INCOME PRODUCING SECURITY.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $11,174,054 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,282,784, RESULTING IN NET UNREALIZED APPRECIATION OF $9,891,270.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------
             COMMON AND PREFERRED STOCKS (98.1%)
             AUSTRALIA (1.5%)
             BUILDING & CONSTRUCTION
    582,000  Pioneer International Ltd.........  $     1,733,996
                                                 ---------------
             MULTI-INDUSTRY
    526,000  Southcorp Holdings Ltd............        1,671,628
                                                 ---------------
             PAPER & FOREST PRODUCTS
    268,000  Amcor Ltd.........................        1,722,572
                                                 ---------------
             TOTAL AUSTRALIA...................        5,128,196
                                                 ---------------
             CANADA (3.0%)
             BANKS - COMMERCIAL
     81,800  Toronto Dominion Bank.............        2,101,263
                                                 ---------------
             NATURAL GAS
    115,000  TransCanada Pipelines Ltd.........        2,014,157
     69,400  IPL Energy, Inc...................        2,023,301
                                                 ---------------
                                                       4,037,458
                                                 ---------------
             OIL RELATED
     42,600  Imperial Oil Ltd..................        2,005,181
                                                 ---------------
             TELECOMMUNICATIONS
     42,800  BCE, Inc..........................        2,039,583
                                                 ---------------
             TOTAL CANADA......................       10,183,485
                                                 ---------------
             FRANCE (7.5%)
             BANKING
     19,550  Societe Generale..................        2,113,819
                                                 ---------------
             BUILDING & CONSTRUCTION
     33,300  Lafarge S.A.......................        1,997,936
                                                 ---------------
             FINANCIAL SERVICES
      4,550  Societe Eurafrance S.A............        1,966,098
                                                 ---------------
             FOODS & BEVERAGES
     13,300  Eridania Beghin-Say S.A...........        2,140,407
                                                 ---------------
             MISCELLANEOUS MATERIALS & COMMODITIES
     14,100  Compagnie de Saint Gobain.........        1,994,681
                                                 ---------------
             MULTI-INDUSTRY
      8,000  Compagnie Generale d'Industrie et
               de Participations...............        2,206,418
      8,700  Saint-Louis.......................        2,166,406
     34,061  Worms et Compagnie................        2,064,601
                                                 ---------------
                                                       6,437,425
                                                 ---------------
             OIL INTEGRATED - INTERNATIONAL
     23,500  Elf Aquitaine S.A.................        2,139,163
     25,700  Total S.A. (B Shares).............        2,090,277
                                                 ---------------
                                                       4,229,440
                                                 ---------------
             TELECOMMUNICATIONS
     25,300  Alcatel Alsthom...................        2,032,387
                                                 ---------------
             TELEVISION
     21,303  Societe Television Francaise 1....        2,036,482
                                                 ---------------
             TOTAL FRANCE......................       24,948,675
                                                 ---------------
             GERMANY (6.3%)
             BANKING
     66,600  Commerzbank AG....................        1,689,851
                                                 ---------------

 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------
             BUILDING & CONSTRUCTION
     45,900  Bilfinger & Berger Bau AG.........  $     1,682,901
                                                 ---------------
             CHEMICALS
     43,000  BASF AG...........................        1,654,147
     42,000  Bayer AG..........................        1,711,616
                                                 ---------------
                                                       3,365,763
                                                 ---------------
             HEALTH & PERSONAL CARE
     41,800  Douglas Holding AG................        1,641,077
                                                 ---------------
             MACHINERY - DIVERSIFIED
      6,700  M.A.N. AG.........................        1,621,739
                                                 ---------------
             MULTI-INDUSTRY
      7,600  Preussag AG.......................        1,718,754
     37,300  RWE AG............................        1,578,170
      4,100  Viag AG...........................        1,607,009
                                                 ---------------
                                                       4,903,933
                                                 ---------------
             RETAIL - DEPARTMENT STORES
      4,700  Karstadt AG.......................        1,585,983
                                                 ---------------
             STEEL & IRON
      9,500  Thyssen AG........................        1,682,998
                                                 ---------------
             TEXTILES - APPAREL
      1,150  Hugo Boss AG (Pref.)..............        1,442,537
                                                 ---------------
             UTILITIES - ELECTRIC
     27,700  Veba AG...........................        1,599,805
                                                 ---------------
             TOTAL GERMANY.....................       21,216,587
                                                 ---------------
             HONG KONG (3.9%)
             BANKING
    131,100  HSBC Holdings PLC.................        2,805,411
                                                 ---------------
             CONGLOMERATES
    273,500  Swire Pacific Ltd. (Class A)......        2,608,045
                                                 ---------------
             REAL ESTATE
    299,000  Cheung Kong (Holdings) Ltd........        2,657,907
                                                 ---------------
             TELECOMMUNICATIONS
  1,566,000  Hong Kong Telecommunications
               Ltd.............................        2,520,908
                                                 ---------------
             UTILITIES - ELECTRIC
    773,000  Hong Kong Electric Holdings Ltd...        2,568,671
                                                 ---------------
             TOTAL HONG KONG...................       13,160,942
                                                 ---------------
             ITALY (4.0%)
             FINANCIAL SERVICES
    268,000  Istituto Mobiliare Italiano SpA...        2,296,638
                                                 ---------------
             NATURAL GAS
    538,000  Italgas SpA.......................        2,246,691
                                                 ---------------
             OIL & GAS PRODUCTS
    423,000  Ente Nazionale Idrocarburi SpA....        2,170,768
                                                 ---------------
             TELECOMMUNICATIONS
    350,000  Sirti SpA.........................        2,122,611
  1,175,000  Telecom Italia SpA................        2,292,683
                                                 ---------------
                                                       4,415,294
                                                 ---------------
             TEXTILES - APPAREL
    175,000  Benetton Group SpA................        2,213,744
                                                 ---------------
             TOTAL ITALY.......................       13,343,135
                                                 ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------
             JAPAN (25.5%)
             AUTOMOTIVE
    137,000  Honda Motor Co....................  $     3,912,597
    140,000  Toyota Motor Corp.................        4,022,433
                                                 ---------------
                                                       7,935,030
                                                 ---------------
             BREWERS
    403,000  Kirin Brewery Co., Ltd............        3,963,934
                                                 ---------------
             BUILDING & CONSTRUCTION
    376,000  Sekisui House Ltd.................        3,828,128
                                                 ---------------
             COMPUTER SERVICES
    460,000  NCR Japan Limited.................        3,837,964
                                                 ---------------
             ELECTRONICS & ELECTRICAL
    430,000  Hitachi, Ltd......................        4,006,903
     63,000  Kyocera Corp......................        3,924,590
    238,000  Matsushita Electric Industrial
               Co., Ltd........................        3,881,104
    447,000  Matsushita Electric Works.........        3,845,203
    676,000  Mitsubishi Electric Corp..........        4,024,504
    336,000  NEC Corp..........................        4,058,671
    278,000  Sharp Corp........................        3,957,722
     59,600  Sony Corp.........................        3,903,054
     60,000  TDK Corp..........................        3,908,542
                                                 ---------------
                                                      35,510,293
                                                 ---------------
             ENTERTAINMENT & LEISURE TIME
    359,000  Mizuno Corp.......................        2,719,603
     53,400  Nintendo Corp., Ltd...............        3,801,122
                                                 ---------------
                                                       6,520,725
                                                 ---------------
             FOODS & BEVERAGES
    235,000  House Food Industry...............        3,791,631
    699,000  Snow Brand Milk Products..........        3,950,345
                                                 ---------------
                                                       7,741,976
                                                 ---------------
             MACHINERY - DIVERSIFIED
     53,000  Furukawa Co., Ltd.................          178,343
    496,000  Mitsubishi Heavy Industries,
               Ltd.............................        3,937,187
                                                 ---------------
                                                       4,115,530
                                                 ---------------
             PHARMACEUTICALS
    172,000  Taisho Pharmaceutical Co., Ltd....        4,051,424
    191,000  Takeda Chemical Industries........        4,004,573
                                                 ---------------
                                                       8,055,997
                                                 ---------------
             TRANSPORTATION
    376,000  Yamato Transport Co. Ltd..........        3,893,011
                                                 ---------------
             TOTAL JAPAN.......................       85,402,588
                                                 ---------------
             MALAYSIA (1.4%)
             BANKING
    136,000  AMMB Holdings Berhad..............        1,141,862
                                                 ---------------
             BUILDING & CONSTRUCTION
     98,000  Cement Industries of Malaysia.....          294,970
    130,000  United Engineers (Malaysia) Berhad
               Ltd.............................        1,173,861
                                                 ---------------
                                                       1,468,831
                                                 ---------------
             CONGLOMERATES
    311,000  Sime Darby Berhad.................        1,225,525
                                                 ---------------
 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------
             OIL RELATED
    275,000  Esso Malaysia Berhad..............  $       778,713
                                                 ---------------
             TOTAL MALAYSIA....................        4,614,931
                                                 ---------------
             NETHERLANDS (3.0%)
             APPLIANCES & HOUSEHOLD DURABLES
     28,400  Philips Electronics NV............        1,150,596
                                                 ---------------
             BANKING
     16,700  ABN-AMRO Holding NV...............        1,086,399
                                                 ---------------
             BUILDING & CONSTRUCTION
     11,700  Koninklijke Volker Stevin NV......        1,093,616
                                                 ---------------
             CHEMICALS
     11,100  DSM NV............................        1,094,710
                                                 ---------------
             FINANCIAL SERVICES
     30,600  ING Groep NV......................        1,101,586
                                                 ---------------
             INSURANCE
     31,250  Fortis Amev NV....................        1,094,238
                                                 ---------------
             OIL
      6,300  Royal Dutch Petroleum Co..........        1,104,451
                                                 ---------------
             TELECOMMUNICATIONS
     28,000  Koninklijke PTT Nederland NV......        1,067,948
                                                 ---------------
             TEXTILES
     23,600  Gamma Holding NV..................        1,139,159
                                                 ---------------
             TOTAL NETHERLANDS.................        9,932,703
                                                 ---------------
             SWITZERLAND (2.0%)
             BANKING
     11,600  Swiss Bank Corp...................        2,199,851
                                                 ---------------
             FOODS & BEVERAGES
      2,025  Nestle AG.........................        2,168,349
                                                 ---------------
             PHARMACEUTICALS
      1,990  Novartis AG-Bearer................        2,271,856
                                                 ---------------
             TOTAL SWITZERLAND.................        6,640,056
                                                 ---------------
             UNITED KINGDOM (10.7%)
             BANKING
    294,000  Hambros PLC.......................        1,129,377
    303,000  Lloyds TSB Group PLC..............        2,238,364
    179,000  National Westminster Bank PLC.....        2,104,689
                                                 ---------------
                                                       5,472,430
                                                 ---------------
             BREWERS
    150,500  Bass PLC..........................        2,120,407
    185,000  Scottish & Newcastle Breweries
               PLC.............................        2,178,408
                                                 ---------------
                                                       4,298,815
                                                 ---------------
             FOODS & BEVERAGES
  1,173,000  Hazlewood Foods PLC...............        2,141,206
    650,000  Hillsdown Holdings PLC............        2,217,059
                                                 ---------------
                                                       4,358,265
                                                 ---------------
             MULTI-INDUSTRY
    750,000  Hanson PLC........................        1,054,110
                                                 ---------------
             NATURAL GAS
    633,000  British Gas PLC...................        2,430,315
                                                 ---------------
             RETAIL - MERCHANDISING
    368,000  Tesco PLC.........................        2,232,862
                                                 ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------
             STEEL & IRON
    762,000  British Steel PLC.................  $     2,089,709
                                                 ---------------
             TELECOMMUNICATIONS
    320,000  British Telecommunications PLC....        2,166,496
                                                 ---------------
             TOBACCO
    265,000  B.A.T. Industries PLC.............        2,198,376
                                                 ---------------
             UTILITIES - ELECTRIC
    340,000  National Power PLC................        2,843,869
    387,000  Scottish Hydro-Electric PLC.......        2,169,050
                                                 ---------------
                                                       5,012,919
                                                 ---------------
             UTILITIES - WATER
    162,000  Hyder PLC.........................        2,071,403
    121,500  Hyder PLC (Pref.).................          213,457
    188,000  Severn Trent PLC..................        2,155,732
                                                 ---------------
                                                       4,440,592
                                                 ---------------
             TOTAL UNITED KINGDOM..............       35,754,889
                                                 ---------------
             UNITED STATES (29.3%)
             AEROSPACE & DEFENSE
     62,400  Northrop Grumman Corp.............        5,163,600
                                                 ---------------
             AUTOMOTIVE
    159,000  Ford Motor Co.....................        5,068,125
                                                 ---------------
             BANKS
     50,100  BankAmerica Corp..................        4,997,475
     97,000  KeyCorp...........................        4,898,500
                                                 ---------------
                                                       9,895,975
                                                 ---------------
             CHEMICALS
     66,000  Dow Chemical Co...................        5,172,750
                                                 ---------------
             COMPUTERS - SYSTEMS
     32,000  International Business Machines
               Corp............................        4,832,000
                                                 ---------------
             CONGLOMERATES
     60,300  Minnesota Mining & Manufacturing
               Co..............................        4,997,362
     98,800  Tenneco, Inc......................        4,458,350
                                                 ---------------
                                                       9,455,712
                                                 ---------------
             MACHINERY - DIVERSIFIED
    119,700  Deere & Co........................        4,862,813
                                                 ---------------
             METALS & MINING
     72,500  Phelps Dodge Corp.................        4,893,750
                                                 ---------------
             NATURAL GAS
      9,188  El Paso Natural Gas Co............          464,014
                                                 ---------------
 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------

             OIL - DOMESTIC
    114,200  Ashland, Inc......................  $     5,010,525
                                                 ---------------
             OIL INTEGRATED - INTERNATIONAL
     76,800  Chevron Corp......................        4,992,000
                                                 ---------------
             PAPER & FOREST PRODUCTS
    125,000  International Paper Co............        5,046,875
                                                 ---------------
             PHARMACEUTICALS
     45,200  Bristol-Myers Squibb Co...........        4,915,500
                                                 ---------------
             RAILROADS
     23,730  Conrail, Inc......................        2,364,101
                                                 ---------------
             RETAIL
    131,400  Dayton-Hudson Corp................        5,157,450
                                                 ---------------
             SHIPBUILDING
     19,760  Newport News Shipbuilding Inc.....          296,400
                                                 ---------------
             TELECOMMUNICATIONS
    128,500  A T & T Corp......................        5,364,875
    128,300  Sprint Corp.......................        5,115,963
                                                 ---------------
                                                      10,480,838
                                                 ---------------
             TIRE & RUBBER GOODS
     99,600  Goodyear Tire & Rubber Co.........        5,116,950
                                                 ---------------
             TOBACCO
     44,400  Philip Morris Companies, Inc......        5,000,550
                                                 ---------------
             TOTAL UNITED STATES...............       98,189,928
                                                 ---------------
             TOTAL COMMON AND PREFERRED STOCKS
               (IDENTIFIED COST
               $287,001,315)...................      328,516,115
                                                 ---------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)
-----------
             SHORT-TERM INVESTMENT (A) (2.7%)
             U.S. GOVERNMENT AGENCY
$     9,000  Federal Home Loan Banks
               6.50% due 01/02/97
               (Amortized Cost $8,998,375).....        8,998,375
                                                 ---------------

TOTAL INVESTMENTS (IDENTIFIED
  COST $295,999,690) (B).........      100.8%    337,514,490

LIABILITIES IN EXCESS OF CASH AND
  OTHER ASSETS...................       (0.8)     (2,693,548)
                                   ----------  -------------

NET ASSETS.......................      100.0%  $ 334,820,942
                                   ----------  -------------
                                   ----------  -------------

------------------
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $50,240,249 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,725,449, RESULTING IN NET UNREALIZED APPRECIATION OF $41,514,800.


DEAN WITTER VARIABLE INVESTMENT SERIES--GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1996:

                                                UNREALIZED
  CONTRACTS TO      IN EXCHANGE     DELIVERY   APPRECIATION
    RECEIVE             FOR           DATE    (DEPRECIATION)
----------------  ----------------  --------  ---------------
$         82,924  L         49,610  01/02/97  $       (2,109)
$        282,585  L        169,061  01/03/97          (7,185)
DEM      665,842  $        432,927  01/03/97            (843)
Y     13,707,675  $        118,681  01/06/97            (410)
CHF      228,739  $        170,497  01/06/97             (51)
$         84,255  L         49,401  01/07/97            (417)
$         67,648  Y      7,845,831  01/07/97             (47)
Y     15,317,075  $        131,822  01/08/97             336
$         81,328  FRF      423,526  01/31/97            (299)
                                              ---------------
                  Net unrealized depreciation.......$(11,025)
                                              ---------------
                                              ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--GLOBAL DIVIDEND GROWTH
SUMMARY OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                             PERCENT OF
INDUSTRY                        VALUE        NET ASSETS
--------------------------  --------------  -------------
Aerospace & Defense.......  $    5,163,600          1.5%
Appliances & Household
  Durables................       1,150,596          0.4
Automotive................      13,003,155          3.9
Banking...................      16,509,623          4.9
Banks.....................       9,895,975          3.0
Banks - Commercial........       2,101,263          0.6
Brewers...................       8,262,749          2.5
Building & Construction...      11,805,408          3.5
Chemicals.................       9,633,223          2.9
Computer Services.........       3,837,964          1.1
Computer Systems..........       4,832,000          1.4
Conglomerates.............      13,289,282          4.0
Electronics & Electrical..      35,510,293         10.6
Entertainment & Leisure
  Time....................       6,520,725          1.9
Financial Services........       5,364,322          1.6
Foods & Beverages.........      16,408,997          4.9
Health & Personal Care....       1,641,077          0.5
Insurance.................       1,094,238          0.3
Machinery - Diversified...      10,600,082          3.2
Metals & Mining...........       4,893,750          1.5
Miscellaneous Materials &
  Commodities.............       1,994,681          0.6
Multi-Industry............      14,067,096          4.2
Natural Gas...............       9,178,478          2.7
Oil.......................       1,104,451          0.3

                                             PERCENT OF
INDUSTRY                        VALUE        NET ASSETS
--------------------------  --------------  -------------

Oil - Domestic............  $    5,010,525          1.5%
Oil & Gas Products........       2,170,768          0.6
Oil Integrated -
  International...........       9,221,440          2.8
Oil Related...............       2,783,894          0.8
Paper & Forest Products...       6,769,447          2.0
Pharmaceuticals...........      15,243,353          4.6
Railroads.................       2,364,101          0.7
Real Estate...............       2,657,907          0.8
Retail....................       5,157,450          1.5
Retail - Department
  Stores..................       1,585,983          0.5
Retail - Merchandising....       2,232,862          0.7
Shipbuilding..............         296,400          0.1
Steel & Iron..............       3,772,707          1.1
Telecommunications........      24,723,454          7.4
Television................       2,036,482          0.6
Textiles..................       1,139,159          0.3
Textiles - Apparel........       3,656,281          1.1
Tire & Rubber Goods.......       5,116,950          1.5
Tobacco...................       7,198,926          2.2
Transportation............       3,893,011          1.2
U.S. Government Agency....       8,998,375          2.7
Utilities - Electric......       9,181,395          2.8
Utilities - Water.........       4,440,592          1.3
                            --------------       ------
                            $  337,514,490        100.8%
                            --------------       ------
                            --------------       ------

--------------------------------------------------------------------------------

                                                                                                         PERCENT OF
TYPE OF INVESTMENT                                                                          VALUE        NET ASSETS
--------------------------------------------------------------------------------------  --------------  -------------
Common Stocks.........................................................................  $  326,860,121         97.6%
Preferred Stocks......................................................................       1,655,994          0.5
Short-Term Investment.................................................................       8,998,375          2.7
                                                                                        --------------       ------
                                                                                        $  337,514,490        100.8%
                                                                                        --------------       ------
                                                                                        --------------       ------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

   NUMBER OF
    SHARES                                              VALUE
---------------                                    ---------------
                 COMMON AND PREFERRED STOCKS AND WARRANTS (95.3%)
                 BELGIUM (1.2%)
                 RETAIL
       81,327    G.I.B. Holdings Ltd.............  $     3,644,262
                                                   ---------------
                 DENMARK (2.4%)
                 AIR TRANSPORT
       28,500    Kobenhavns Lufthavne AS.........        2,901,748
                                                   ---------------
                 PHARMACEUTICALS
       22,400    Novo-Nordisk AS (Series B)......        4,219,243
                                                   ---------------
                 TOTAL DENMARK...................        7,120,991
                                                   ---------------
                 FRANCE (15.1%)
                 BUILDING MATERIALS
       19,430    IMETAL..........................        2,868,532
                                                   ---------------
                 ENERGY
       45,100    Elf Aquitaine S.A...............        4,105,373
                                                   ---------------
                 FINANCIAL SERVICES
       33,230    Cetelem Groupe..................        3,842,729
                                                   ---------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
       12,185    LVMH Moet-Hennessy Louis
                   Vuitton.......................        3,402,923
       92,000    SEITA...........................        3,847,740
       17,895    Societe BIC S.A.*...............        2,683,301
                                                   ---------------
                                                         9,933,964
                                                   ---------------
                 INSURANCE
       75,500    AXA.............................        4,801,966
       34,472    Scor S.A........................        1,212,516
                                                   ---------------
                                                         6,014,482
                                                   ---------------
                 OIL RELATED
       35,000    Total S.A. (B Shares)...........        2,846,680
                                                   ---------------
                 PHARMACEUTICALS
       28,069    Sanofi S.A......................        2,791,482
        2,187    Sanofi S.A. 4.00% due 01/01/00
                   (Conv. Pfd.)..................          238,153
                                                   ---------------
                                                         3,029,635
                                                   ---------------
                 RETAIL
        7,326    Carrefour Supermarche...........        4,766,807
       20,160    Castorama Dubois
                   Investissement................        3,469,766
          495    Castorama Dubois Investissement
                   3.15% due 01/01/03 (Conv.
                   Pfd.).........................          116,392
                                                   ---------------
                                                         8,352,965
                                                   ---------------
                 STEEL & IRON
      229,790    Usinor Sacilor..................        3,343,769
                                                   ---------------
                 TEXTILES
        7,800    Christian Dior S.A..............        1,258,283
        3,500    Christian Dior S.A.
                   (Warrants due 06/30/98)*......          121,153
                                                   ---------------
                                                         1,379,436
                                                   ---------------
                 TOTAL FRANCE....................       45,717,565
                                                   ---------------
                 GERMANY (7.8%)
                 AUTOMOTIVE
        3,900    BMW AG..........................        2,715,574
       11,020    Volkswagen AG...................        4,576,768
                                                   ---------------
                                                         7,292,342
                                                   ---------------

   NUMBER OF
    SHARES                                              VALUE
---------------                                    ---------------
                 CHEMICALS
      106,000    BASF AG.........................  $     4,077,664
       98,650    Bayer AG........................        4,020,260
       20,000    SGL Carbon AG...................        2,517,846
                                                   ---------------
                                                        10,615,770
                                                   ---------------
                 HEALTH & PERSONAL CARE
        5,220    Rhoen-Klinikum AG...............          545,373
        5,080    Rhoen-Klinikum AG (Pref.).......          504,374
                                                   ---------------
                                                         1,049,747
                                                   ---------------
                 MANUFACTURING
       24,635    Adidas AG.......................        2,126,187
                                                   ---------------
                 PHARMACEUTICALS
       38,500    Gehe AG.........................        2,460,902
                                                   ---------------
                 TOTAL GERMANY...................       23,544,948
                                                   ---------------
                 ITALY (4.0%)
                 FOOD MANUFACTURER
    2,109,200    Parmalat Finanzeria SpA.........        3,225,672
                                                   ---------------
                 HOUSEHOLD FURNISHINGS & APPLIANCES
      116,400    Industrie Natuzzi SpA (ADR).....        2,677,200
                                                   ---------------
                 OIL & GAS PRODUCTS
      653,700    Ente Nazionale Idrocarburi SpA..        3,354,683
                                                   ---------------
                 TELECOMMUNICATIONS
    1,100,850    Telecom Italia Mobile SpA.......        2,782,966
                                                   ---------------
                 TOTAL ITALY.....................       12,040,521
                                                   ---------------
                 NETHERLANDS (12.3%)
                 BANKING
       44,275    ABN-AMRO Holding NV.............        2,880,258
                                                   ---------------
                 CHEMICALS
       25,000    Akzo Nobel NV...................        3,414,747
                                                   ---------------
                 FOOD DISTRIBUTION
       51,705    Koninklijke Ahold NV............        3,231,937
                                                   ---------------
                 FOOD PROCESSING
       18,524    Nutricia Vereenigde Bedrijven
                   NV............................        2,814,301
                                                   ---------------
                 INSURANCE
       48,462    Aegon NV........................        3,088,127
      123,822    ING Groep NV....................        4,457,535
                                                   ---------------
                                                         7,545,662
                                                   ---------------
                 MANUFACTURING
       37,550    ASM Lithography Holding NV*.....        1,875,544
                                                   ---------------
                 MERCHANDISING
       37,600    Gucci Group NV..................        2,524,366
                                                   ---------------
                 MULTI-INDUSTRY
       23,778    Hunter Douglas NV...............        1,603,274
                                                   ---------------
                 PUBLISHING
      241,000    Elsevier NV.....................        4,072,925
      177,000    Ver Ned Uitgev Ver Bezit NV.....        3,698,171
       26,232    Wolters Kluwer NV...............        3,484,341
                                                   ---------------
                                                        11,255,437
                                                   ---------------
                 TOTAL NETHERLANDS...............       37,145,526
                                                   ---------------
                 NORWAY (0.7%)
                 INSURANCE
      341,000    Storebrand AS (A Shares)*.......        1,978,517
                                                   ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

   NUMBER OF
    SHARES                                              VALUE
---------------                                    ---------------
                 SPAIN (6.6%)
                 BANKS
       71,686    Banco Bilbao Vizcaya............  $     3,870,591
       17,946    Banco Popular Espanol S.A.......        3,524,786
                                                   ---------------
                                                         7,395,377
                                                   ---------------
                 FINANCIAL SERVICES
       28,160    Corporacion Financiera Alba.....        2,845,715
                                                   ---------------
                 OIL RELATED
       11,826    Gas Natural SDG S.A. (Series
                   E)............................        2,750,868
                                                   ---------------
                 TELECOMMUNICATIONS
      181,500    Telefonica de Espana S.A........        4,214,916
                                                   ---------------
                 UTILITIES
      203,250    Iberdrola S.A...................        2,880,536
                                                   ---------------
                 TOTAL SPAIN.....................       20,087,412
                                                   ---------------
                 SWEDEN (7.6%)
                 AUTO TRUCKS & PARTS
       57,000    Scania AB (A Shares)............        1,415,446
       80,000    Scania AB (B Shares)............        1,992,434
                                                   ---------------
                                                         3,407,880
                                                   ---------------
                 BUSINESS SERVICES
      100,000    Assa Abloy AB (Series B)........        1,811,303
      119,000    Securitas AB (Series "B"
                   Free).........................        3,450,459
                                                   ---------------
                                                         5,261,762
                                                   ---------------
                 INSURANCE
       99,181    Scandia Forsakrings AB..........        2,796,116
                                                   ---------------
                 PHARMACEUTICALS
       76,000    Astra AB (B Shares).............        3,652,405
                                                   ---------------
                 RETAIL
       32,810    Hennes & Mauritz AB (B
                   Shares).......................        4,524,261
                                                   ---------------
                 TELECOMMUNICATION EQUIPMENT
      108,900    Ericsson (L.M.) Telephone Co. AB
                   (Series "B" Free).............        3,356,447
                                                   ---------------
                 TOTAL SWEDEN....................       22,998,871
                                                   ---------------
                 SWITZERLAND (4.8%)
                 INSURANCE
        3,200    Schweizerische
                   Rueckversicherungs-
                   Gesellschaft..................        3,407,452
                                                   ---------------
                 MULTI-INDUSTRY
        1,756    ABB AG - Bearer.................        2,178,644
                                                   ---------------
                 PHARMACEUTICALS
        3,430    Novartis AG*....................        3,918,174
        1,000    Novartis AG-Bearer*.............        1,141,580
          506    Roche Holdings AG...............        3,926,967
                                                   ---------------
                                                         8,986,721
                                                   ---------------
                 TOTAL SWITZERLAND...............       14,572,817
                                                   ---------------
                 UNITED KINGDOM (32.8%)
                 AEROSPACE & DEFENSE
      133,333    British Aerospace PLC...........        2,920,648
                                                   ---------------
   NUMBER OF
    SHARES                                              VALUE
---------------                                    ---------------
                 AUTOMOTIVE
      405,000    BBA Group PLC...................  $     2,443,478
      810,000    Rolls-Royce PLC.................        3,568,034
                                                   ---------------
                                                         6,011,512
                                                   ---------------
                 BANKING
      225,000    Abbey National PLC..............        2,946,366
      100,000    National Westminster Bank PLC...        1,175,804
      290,000    TSB Group PLC...................        2,142,329
                                                   ---------------
                                                         6,264,499
                                                   ---------------
                 BREWERS
      145,000    Scottish & Newcastle Breweries
                   PLC...........................        1,707,401
      325,000    Vaux Group PLC..................        1,384,269
                                                   ---------------
                                                         3,091,670
                                                   ---------------
                 BROADCAST MEDIA
      155,000    Flextech PLC*...................        1,806,556
                                                   ---------------
                 BUILDING & CONSTRUCTION
      313,000    Blue Circle Industries PLC......        1,915,241
      207,400    CRH PLC.........................        2,154,231
      217,800    Williams Holdings PLC...........        1,284,184
                                                   ---------------
                                                         5,353,656
                                                   ---------------
                 BUILDING MATERIALS
      309,000    Redland PLC.....................        1,954,320
                                                   ---------------
                 BUSINESS SERVICES
      150,000    Reuters Holdings PLC............        1,929,535
                                                   ---------------
                 CHEMICALS
      306,000    Albright & Wilson PLC...........          881,133
      215,000    Courtaulds PLC..................        1,455,614
                                                   ---------------
                                                         2,336,747
                                                   ---------------
                 COMPUTER SOFTWARE & SERVICES
      200,000    Sage Group (The) PLC............        1,833,980
      153,454    SEMA Group PLC..................        2,866,920
                                                   ---------------
                                                         4,700,900
                                                   ---------------
                 COMPUTERS
      350,000    Amstrad PLC.....................          883,353
                                                   ---------------
                 CONGLOMERATES
      435,000    BTR PLC.........................        2,124,931
      415,000    Tomkins PLC.....................        1,920,537
                                                   ---------------
                                                         4,045,468
                                                   ---------------
                 ELECTRICAL EQUIPMENT
      306,363    The BICC Group PLC..............        1,444,042
                                                   ---------------
                 FOOD PROCESSING
      275,000    Associated British Foods PLC....        2,276,621
                                                   ---------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
       94,261    B.A.T. Industries PLC...........          781,967
      187,000    Grand Metropolitan PLC..........        1,467,972
      180,000    Guinness PLC....................        1,416,107
      177,500    Tate & Lyle PLC.................        1,437,510
                                                   ---------------
                                                         5,103,556
                                                   ---------------
                 FOREST PRODUCTS, PAPER & PACKAGING
      191,000    De La Rue PLC...................        1,882,401
                                                   ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

   NUMBER OF
    SHARES                                              VALUE
---------------                                    ---------------
                 INSURANCE
       55,000    Britannic Assurance PLC.........  $       678,744
      123,057    Commercial Union PLC............        1,444,800
      261,200    Prudential Corp. PLC............        2,202,668
      327,271    Royal & Sun Alliance Insurance
                   Group PLC.....................        2,498,999
                                                   ---------------
                                                         6,825,211
                                                   ---------------
                 LEISURE
      180,000    Granada Group PLC...............        2,662,528
                                                   ---------------
                 METALS & MINING
      104,000    Smiths Industries PLC...........        1,429,613
                                                   ---------------
                 MISCELLANEOUS
      200,000    Vendome Luxury Group PLC
                   (Units)++.....................        1,820,268
                                                   ---------------
                 OIL RELATED
      591,000    Lasmo PLC.......................        2,380,489
      245,000    Shell Transport & Trading Co.
                   PLC...........................        4,249,691
                                                   ---------------
                                                         6,630,180
                                                   ---------------
                 PHARMACEUTICALS
      191,810    British Biotech PLC*............          669,031
      279,100    Glaxo Wellcome PLC..............        4,544,585
      554,166    Medeva PLC......................        2,412,595
                                                   ---------------
                                                         7,626,211
                                                   ---------------
                 REAL ESTATE
      203,200    Hammerson PLC...................        1,407,071
                                                   ---------------
                 RETAIL
      100,000    Great Universal Stores PLC......        1,050,682
      250,000    LucasVarity PLC*................          955,555
      247,000    Morrison (W.M.) Supermarkets
                   PLC...........................          696,424
      214,000    Next PLC........................        2,087,069
      290,000    W.H. Smith Group PLC (Class A)..        2,127,417
                                                   ---------------
                                                         6,917,147
                                                   ---------------
   NUMBER OF
    SHARES                                              VALUE
---------------                                    ---------------
                 TELECOMMUNICATIONS
      842,700    British Telecommunications PLC..  $     5,705,332
      400,635    Securicor Group PLC
                   (Class A).....................        1,926,161
      180,000    Vodafone Group PLC..............          762,044
                                                   ---------------
                                                         8,393,537
                                                   ---------------
                 TRANSPORTATION
      235,500    British Airways PLC.............        2,448,119
                                                   ---------------
                 UTILITIES
      198,360    Scottish Power PLC..............        1,193,362
                                                   ---------------
                 TOTAL UNITED KINGDOM............       99,358,731
                                                   ---------------
                 TOTAL COMMON AND PREFERRED
                   STOCKS AND WARRANTS
                   (IDENTIFIED COST
                   $214,435,012).................      288,210,161
                                                   ---------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)
-----------
             SHORT-TERM INVESTMENT (A) (4.0%)
             U.S. GOVERNMENT AGENCY
$    12,000  Federal Home Loan Banks 6.50% due
               01/02/97 (Amortized Cost
               $11,997,833)....................       11,997,833
                                                 ---------------

TOTAL INVESTMENTS (IDENTIFIED
  COST $226,432,845) (B).........       99.3%    300,207,994
CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES.................        0.7       2,214,060
                                   ----------  -------------

NET ASSETS.......................      100.0%  $ 302,422,054
                                   ----------  -------------
                                   ----------  -------------

------------------
ADR  AMERICAN DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
++ CONSISTS OF MORE THAN ONE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; COMMON STOCK WITH ATTACHED WARRANTS.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $74,537,493 AND
     THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $762,344, RESULTING IN NET UNREALIZED APPRECIATION OF $73,775,149.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--EUROPEAN GROWTH
SUMMARY OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                             PERCENT OF
INDUSTRY                        VALUE        NET ASSETS
--------------------------  --------------  -------------
Aerospace & Defense.......  $    2,920,648          1.0%
Air Transport.............       2,901,748          1.0
Auto Trucks & Parts.......       3,407,879          1.1
Automotive................      13,303,855          4.4
Banking...................       9,144,757          3.0
Banks.....................       7,395,377          2.4
Brewers...................       3,091,670          1.0
Broadcast Media...........       1,806,556          0.6
Building & Construction...       5,353,655          1.8
Building Materials........       4,822,852          1.6
Business Services.........       7,191,298          2.4
Chemicals.................      16,367,264          5.4
Computer Software &
  Services................       4,700,900          1.6
Computers.................         883,353          0.3
Conglomerates.............       4,045,469          1.3
Electrical Equipment......       1,444,042          0.5
Energy....................       4,105,373          1.4
Financial Services........       6,688,444          2.2
Food Distribution.........       3,231,937          1.1
Food Manufacturer.........       3,225,672          1.1
Food Processing...........       5,090,922          1.7
Food, Beverage, Tobacco &
  Household Products......      15,037,521          5.0
Forest Products, Paper &
  Packaging...............       1,882,401          0.6
Health & Personal Care....       1,049,747          0.3

                                             PERCENT OF
INDUSTRY                        VALUE        NET ASSETS
--------------------------  --------------  -------------
Household Furnishings &
  Appliances..............  $    2,677,200          0.9%
Insurance.................      28,567,440          9.4
Leisure...................       2,662,528          0.9
Manufacturing.............       4,001,732          1.3
Merchandising.............       2,524,366          0.8
Metals & Mining...........       1,429,613          0.5
Miscellaneous.............       1,820,268          0.6
Multi-Industry............       3,781,918          1.2
Oil & Gas Products........       3,354,683          1.1
Oil Related...............      12,227,728          4.0
Pharmaceuticals...........      29,975,116          9.9
Publishing................      11,255,437          3.7
Real Estate...............       1,407,071          0.5
Retail....................      23,438,634          7.8
Steel & Iron..............       3,343,769          1.1
Telecommunication
  Equipment...............       3,356,447          1.1
Telecommunications........      15,391,419          5.1
Textiles..................       1,379,435          0.5
Transportation............       2,448,119          0.8
U.S. Government Agency....      11,997,833          4.0
Utilities.................       4,073,898          1.3
                            --------------        -----
                            $  300,207,994         99.3%
                            --------------        -----
                            --------------        -----

--------------------------------------------------------------------------------

                                                                                                         PERCENT OF
TYPE OF INVESTMENT                                                                          VALUE        NET ASSETS
--------------------------------------------------------------------------------------  --------------  -------------
Common Stocks.........................................................................  $  287,230,090         95.0%
Convertible Preferred Stocks..........................................................         354,545          0.1
Preferred Stocks......................................................................         504,374          0.2
Short-Term Investment.................................................................      11,997,833          4.0
Warrants..............................................................................         121,152          0.0
                                                                                        --------------        -----
                                                                                        $  300,207,994         99.3%
                                                                                        --------------        -----
                                                                                        --------------        -----

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1996:

  CONTRACTS TO      IN EXCHANGE     DELIVERY    UNREALIZED
    RECEIVE             FOR           DATE     DEPRECIATION
----------------  ----------------  --------  ---------------
$        100,543  DEM      156,636  01/02/97  $       (1,103)
$         84,006  SEK      578,759  01/02/97            (535)
$        401,426  SEK    2,764,820  01/03/97          (2,439)
                                                     -------
                  Net unrealized
                  depreciation..............  $       (4,077)
                                                     -------
                                                     -------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 COMMON AND PREFERRED STOCKS, WARRANTS, RIGHTS
                   AND BONDS (95.2%)
                 AUSTRALIA (2.6%)
                 BUILDING & CONSTRUCTION
       210,000   Boral, Ltd......................  $      597,305
                                                   --------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
       204,000   Fosters Brewing Group Ltd.
                   (New).........................         413,299
                                                   --------------
                 FOODS & BEVERAGES
       440,000   Goodman Fielder Wattie Ltd......         545,345
                                                   --------------
                 METALS & MINING
        18,000   CRA Ltd.........................         282,445
       404,000   M.I.M. Holdings, Ltd............         564,921
       195,000   North Ltd.......................         570,133
        38,750   Overseas & General, Ltd.........           6,003
                                                   --------------
                                                        1,423,502
                                                   --------------
                 OIL RELATED
       100,000   Santos, Ltd.....................         405,195
        50,000   Woodside Petroleum Ltd..........         365,073
                                                   --------------
                                                          770,268
                                                   --------------
                 TOTAL AUSTRALIA.................       3,749,719
                                                   --------------
                 CHINA (0.7%)
                 TRANSPORTATION
       160,000   Jinhui Shipping and
                   Transportation Ltd............         163,086
                                                   --------------
                 UTILITIES
        16,000   Huaneng Power International,
                   Inc. (Class N) (ADR)*.........         360,000
        45,000   Shandong Huaneng Power Co., Ltd.
                   (ADR).........................         438,750
                                                   --------------
                                                          798,750
                                                   --------------
                 TOTAL CHINA.....................         961,836
                                                   --------------
                 HONG KONG (21.4%)
                 BANKING
       139,000   Bank of East Asia, Ltd..........         618,257
       102,000   Dao Heng Bank Group Ltd.........         489,294
        64,000   Guoco Group Ltd.................         358,314
        59,000   Hang Seng Bank Ltd..............         717,093
       300,000   Hang Seng Bank Ltd. (Warrants
                   due 02/12/97).................         118,309
       425,000   International Bank of Asia......         283,004
                                                   --------------
                                                        2,584,271
                                                   --------------
                 BUILDING MATERIALS
        17,000   Guangdong Tannery Ltd*..........           4,286
                                                   --------------
                 BUSINESS SERVICES
       204,000   First Pacific Co. Ltd...........         265,089
                                                   --------------
                 CONGLOMERATES
        43,000   Citic Pacific, Ltd..............         249,638
        90,136   Henderson China Holding Ltd.....         205,119
       428,000   Hutchison Whampoa, Ltd..........       3,361,908
        60,000   Jardine Matheson Holdings Ltd...         396,000
       154,000   Swire Pacific Ltd. (Class A)....       1,468,516
       530,000   Swire Pacific Ltd.
                   (Warrants due 07/30/97).......         135,687
                                                   --------------
                                                        5,816,868
                                                   --------------

SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 ELECTRONIC & ELECTRICAL EQUIPMENT
       212,000   ASM Pacific Technology Ltd......  $      164,469
                                                   --------------
                 ENGINEERING & CONSTRUCTION
       612,000   Road King Infrastructure Ltd.*..         542,048
                                                   --------------
                 FINANCIAL SERVICES
       850,000   Manhattan Card Co. Ltd..........         431,374
                                                   --------------
                 FOOD PROCESSING
       750,000   Tingyi (Cayman Islands) Holding
                   Co.*..........................         196,373
                                                   --------------
                 HOTELS/MOTELS
       190,000   Shangri-La Asia Ltd.............         281,290
                                                   --------------
                 INSURANCE
       331,000   National Mutual Asia Ltd........         314,566
                                                   --------------
                 INVESTMENT COMPANIES
       340,000   Guangdong Investments...........         327,515
       252,000   Peregrine- Hong Kong (Warrants
                   due 07/30/97).................           2,444
       560,000   Sun Hung Kai
                   (Warrants due 07/10/97).......         257,047
                                                   --------------
                                                          587,006
                                                   --------------
                 LEISURE
     1,509,000   CDL Hotels International, Ltd...         863,373
                                                   --------------
                 MISCELLANEOUS
       192,000   BZW (Warrants due 02/27/97).....         148,953
       750,000   Hutchinson Whampoa (Warrants due
                   02/12/97).....................         169,705
                                                   --------------
                                                          318,658
                                                   --------------
                 PUBLISHING
       340,000   South China Morning Post
                   (Holdings) Ltd................         281,355
                                                   --------------
                 REAL ESTATE
       414,000   Amoy Properties, Ltd............         596,858
       308,000   Cheung Kong (Holdings) Ltd......       2,737,910
       800,000   Cheung Kong (Holdings) Ltd.
                   (Warrants due 02/27/97).......         341,350
       190,000   China Resources Enterprise
                   Ltd...........................         427,463
       170,000   Great Eagle Holding Co..........         701,190
     $     425K  Henderson Capital International
                   5.00% due 03/27/98 (Conv.)....         363,375
       118,000   Henderson Land Development Co.
                   Ltd...........................       1,190,070
       352,000   Hong Kong Land Holdings Ltd.....         978,560
       106,000   Hysan Development Co. Ltd.......         422,136
         6,250   Hysan Development Co. Ltd.
                   (Warrants due 04/30/98)*......           5,657
       229,000   New World Development...........       1,547,097
     $     120K  Paliburg International Finance -
                   144A** 3.50% due 02/06/01
                   (Conv.).......................         132,000
       195,000   Sun Hung Kai Properties Ltd.....       2,388,964
       215,000   Wharf (Holdings) Ltd............       1,073,054
     1,250,000   Wharf-B.T.
                   (Warrants due 01/10/97).......         279,609
                                                   --------------
                                                       13,185,293
                                                   --------------
                 RETAIL
        90,399   Dickson Concepts International
                   Ltd. (New)....................         338,967
                                                   --------------

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 RETAIL - SPECIALTY
       408,000   Giordano International Ltd......  $      348,177
                                                   --------------
                 TELECOMMUNICATIONS
     1,377,400   Hong Kong Telecommunications
                   Ltd...........................       2,217,304
                                                   --------------
                 TRANSPORTATION
       119,000   Cathay Pacific Airways..........         187,717
       794,000   The Guangshen Railway Co.,
                   Ltd...........................         343,923
                                                   --------------
                                                          531,640
                                                   --------------
                 UTILITIES
        59,500   China Light & Power Co. Ltd.....         264,650
       372,000   Hong Kong & China Gas Co. Ltd...         719,085
       119,500   Hong Kong & China Gas Co.
                   (Warrants due 09/30/97)*......          66,440
       162,000   Hong Kong Electric Holdings
                   Ltd...........................         538,324
       500,000   Hong Kong Electric Holdings Ltd.
                   (Warrants due 03/27/97).......          29,416
                                                   --------------
                                                        1,617,915
                                                   --------------
                 TOTAL HONG KONG.................      30,890,322
                                                   --------------
                 INDONESIA (7.9%)
                 AUTOMOTIVE
     1,250,000   PT Gadjah Tunggal...............         542,673
                                                   --------------
                 BANKING
       400,000   PT Bank Dagang Nasional
                   Indonesia.....................         406,607
       763,820   PT Bank International
                   Indonesia.....................         752,173
                                                   --------------
                                                        1,158,780
                                                   --------------
                 BUILDING MATERIALS
       963,732   PT Mulia Industrindo............       1,000,061
       400,000   PT Semen Gresik.................       1,287,590
                                                   --------------
                                                        2,287,651
                                                   --------------
                 COMMERCIAL SERVICES
       340,000   PT Steady Safe..................         435,620
                                                   --------------
                 CONSTRUCTION PLANT & EQUIPMENT
       340,000   PT United Tractors..............         712,834
                                                   --------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
       270,000   PT Hanjaya Mandala Sampoerna....       1,440,915
                                                   --------------
                 FOREST PRODUCTS, PAPER & PACKAGING
     1,159,380   PT Indah Kiat Pulp Paper Corp...         847,069
         7,433   PT Pabrikkertas Tjiwi Kimia.....           7,398
                                                   --------------
                                                          854,467
                                                   --------------
                 INDUSTRIALS
       300,000   PT Bukaka Teknik Utama..........         225,540
                                                   --------------
                 INVESTMENT COMPANIES
             1   Peregrine Indonesia
                   (Units)++** *.................         529,750
                                                   --------------
                 METALS
       460,000   PT Tambang Timah................         837,781
                                                   --------------
                 MISCELLANEOUS
       120,000   PT Perusahaan Perkebu*..........         317,662
                                                   --------------
SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 PLANTATION
        30,000   Jababeka - 144A** (GDR).........  $      322,500
        60,000   PT London Sumatra...............         158,831
                                                   --------------
                                                          481,331
                                                   --------------
                 RETAIL
       250,000   PT Ramayana Lestari Sentosa*....         540,025
                                                   --------------
                 TELECOMMUNICATIONS
       587,000   PT Telekomunikasi Indonesia.....       1,013,141
                                                   --------------
                 TOTAL INDONESIA.................      11,378,170
                                                   --------------
                 JAPAN (13.2%)
                 AEROSPACE & DEFENSE
        45,000   Ishikawajima-Harima Heavy
                   Industry......................         199,957
                                                   --------------
                 AUTOMOTIVE
        11,000   Honda Motor Co..................         314,150
        51,000   Isuzu Motors Ltd................         226,618
        12,000   Toyota Motor Corp...............         344,780
                                                   --------------
                                                          885,548
                                                   --------------
                 BANKING
        25,000   Asahi Bank, Ltd.................         222,174
        17,000   Bank of Tokyo - Mitsubishi
                   Ltd...........................         315,358
        16,000   Dai-Ichi Kangyo Bank............         230,544
        18,000   Long Term Credit Bank of Japan..          97,377
        29,000   Mitsui Trust & Banking..........         226,445
        15,000   Sanwa Bank, Ltd.................         204,487
        14,000   Sumitomo Bank...................         201,726
        16,000   Sumitomo Trust & Banking........         160,138
                                                   --------------
                                                        1,658,249
                                                   --------------
                 BUILDING & CONSTRUCTION
         3,000   Japan Industrial Land
                   Development...................          56,946
        32,000   Kajima Corp.....................         228,611
         9,000   Kaneshita Construction..........          85,418
         6,000   Mitsui Home Co., Ltd............          74,029
                                                   --------------
                                                          445,004
                                                   --------------
                 BUILDING MATERIALS
         4,000   Oriental Construction Co........          51,424
        28,000   Sanwa Shutter...................         208,973
        13,000   Shin Nikkei Co., Ltd............          60,345
        11,000   Toyo Shutter....................          59,413
                                                   --------------
                                                          380,155
                                                   --------------
                 BUSINESS SERVICES
         2,000   Nippon Kanzai...................          51,769
         1,880   Nissin Co. Ltd..................          40,714
         4,000   Secom Co........................         241,933
         7,000   Tanseisha.......................          60,337
                                                   --------------
                                                          394,753
                                                   --------------
                 CHEMICALS
         2,000   Maezawa Kasei Industries........          56,083
        58,000   Mitsubishi Chemical Corp........         187,662
        33,000   Nippon Zeon Co. Ltd.............         126,704
        15,000   Sakai Chemical Industry Co......          65,617
         9,000   Shin-Etsu Chemical Co...........         163,848
        14,000   Sumitomo Bakelite Co. Ltd.......          84,556
                                                   --------------
                                                          684,470
                                                   --------------

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 COMMERCIAL SERVICES
         6,000   Kawasho Gecoss Corp.............  $       55,910
         2,000   Nichii Gakkan Co................          99,741
                                                   --------------
                                                          155,651
                                                   --------------
                 COMPUTER SERVICES
         3,000   Nintendo Corp., Ltd.............         213,546
                                                   --------------
                 COMPUTER SOFTWARE & SERVICES
         2,000   Enix Corp.......................          45,211
         8,000   Ines Corp.......................         116,652
         5,000   Meitec Corp.....................          95,341
             5   NTT Data Communications Systems
                   Corp..........................         146,247
                                                   --------------
                                                          403,451
                                                   --------------
                 COMPUTERS
        26,000   Fujitsu, Ltd....................         242,278
           550   TKC Corp........................          13,050
                                                   --------------
                                                          255,328
                                                   --------------
                 COMPUTERS - SYSTEMS
         3,000   Daiwabo Information Systems
                   Co............................          42,709
                                                   --------------
                 DATA PROCESSING
         9,000   Ricoh Elemex....................         125,798
                                                   --------------
                 ELECTRICAL EQUIPMENT
         7,000   Maspro Denkoh Corp..............         107,506
                                                   --------------
                 ELECTRONIC & ELECTRICAL EQUIPMENT
         5,000   Aiwa Co.........................          85,850
         5,000   Canon, Inc......................         110,440
       Y 9,000K  Canon, Inc. 1.00% due 12/20/02
                   (Conv.).......................         132,787
        27,000   Hitachi, Ltd....................         251,596
         3,000   Kyocera Corp....................         186,885
         4,000   Mitsui High-Tec.................          78,343
         5,000   Murata Manufacturing Co., Ltd...         163,934
         6,000   Nitto Electric Works............         101,467
         8,000   Omron Corp......................         148,404
        12,000   Sharp Corp......................         170,837
         5,000   Sony Corp.......................         327,437
         3,000   TDK Corp........................         195,427
                                                   --------------
                                                        1,953,407
                                                   --------------
                 ELECTRONICS
        28,000   Fujikura Ltd....................         224,193
         3,000   Kojima Co. Ltd..................          72,217
        10,000   Nissin Electric.................          47,972
         2,000   Rohm Co., Ltd...................         131,148
         3,000   Ryoyo Electro Corp..............          54,357
                                                   --------------
                                                          529,887
                                                   --------------
                 ELECTRONICS - SEMICONDUCTORS/COMPONENTS
         4,000   Toshiba Ceramics................          28,818
                                                   --------------
                 ENTERTAINMENT
         2,200   H.I.S. Company Ltd..............         106,299
                                                   --------------
                 FINANCIAL SERVICES
        20,000   Daiwa Securities Co., Ltd.......         177,739
         1,900   Nichiei Co., Ltd. (Kyoto).......         139,508
        13,000   Nomura Securities Co. Ltd.......         195,168
         1,000   Sanyo Shinpan Finance Co.,
                   Ltd...........................          62,554
         2,000   Shinki Co. Ltd..................          46,247
                                                   --------------
                                                          621,216
                                                   --------------
SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        16,000   Nippon Meat Packers, Inc........  $      207,075
                                                   --------------
                 FOREST PRODUCTS, PAPER & PACKAGING
        10,000   Daishowa Paper Manufacturing Co.
                   Ltd...........................          43,400
                                                   --------------
                 HEALTH & PERSONAL CARE
         5,000   Kawasumi Laboratories, Inc......          56,514
                                                   --------------
                 HOUSEHOLD FURNISHINGS & APPLIANCES
         6,000   Beltecno Corp...................          56,946
         6,000   Juken Sangyo Co.................          40,897
                                                   --------------
                                                           97,843
                                                   --------------
                 INDUSTRIALS
     Y  10,000K  Forval Corp 1.35% due 9/30/03
                   (Conv.).......................          81,104
        12,000   Nippon Thompson Co..............          85,315
        27,000   Tokai Carbon Co., Ltd...........         105,065
                                                   --------------
                                                          271,484
                                                   --------------
                 INSURANCE
        17,000   Tokio Marine & Fire Insurance
                   Co............................         159,879
        22,000   Yasuda Fire & Marine Insurance..         114,271
                                                   --------------
                                                          274,150
                                                   --------------
                 MACHINE TOOLS
         2,000   Nitto Kohki Co. Ltd.............          71,613
        12,000   OSG Corp........................          63,676
                                                   --------------
                                                          135,289
                                                   --------------
                 MACHINERY
         8,000   Aichi Corp......................          60,052
        24,000   Amada Co., Ltd..................         186,368
        16,000   Daifuku Co. Ltd.................         201,553
         3,000   Fuji Machine Manufacturing Co...          79,465
         5,000   Fujitec Co. Ltd.................          50,043
         2,000   Keyence Corp....................         246,764
     Y  19,000K  Minebea Co. Ltd.
                   0.80% due 03/31/03 (Conv.)....         187,049
        29,000   Mitsubishi Heavy Industries,
                   Ltd...........................         230,198
         5,000   Sansei Yusoki Co., Ltd..........          55,220
         9,000   Sintokogio......................          65,695
         6,000   Takuma Co., Ltd.................          65,746
        15,000   Tsudakoma.......................          63,158
                                                   --------------
                                                        1,491,311
                                                   --------------
                 MANUFACTURING
         5,000   Arcland Sakamoto................          64,711
         7,000   Bridgestone Metalpha Corp.......          59,793
         9,000   Daiwa House Industry............         115,703
        10,000   Itoki Crebio Corp...............          66,609
         5,000   Nichiha Corp....................          88,438
        10,000   Nippon Electric Glass Co.,
                   Ltd...........................         153,581
         4,000   Sony Music Entertainment Inc....         158,067
        17,000   Tokyo Style.....................         237,619
                                                   --------------
                                                          944,521
                                                   --------------
                 MEDICAL SUPPLIES
        10,000   Shimadzu Corp...................          49,267
        13,000   Terumo..........................         176,100
                                                   --------------
                                                          225,367
                                                   --------------

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 MERCHANDISING
         3,000   Misumi Corp.....................  $       51,769
                                                   --------------
                 METALS
         6,000   Takada Kiko.....................          44,573
         9,200   Tokyo Steel Manufacturing.......         130,975
                                                   --------------
                                                          175,548
                                                   --------------
                 METALS & MINING
        31,000   Nippon Light Metal Co...........         127,317
        89,000   Nippon Steel Co.................         262,623
                                                   --------------
                                                          389,940
                                                   --------------
                 MISCELLANEOUS MATERIALS & COMMODITIES
         7,000   Minebea Co., Ltd................          58,464
                                                   --------------
                 MULTI-INDUSTRY
        26,000   Mitsui & Co.....................         210,871
         3,300   Trusco Nakayama Corp............          60,932
         6,000   Yamae Hisano....................          59,016
                                                   --------------
                                                          330,819
                                                   --------------
                 NATURAL GAS
        76,000   Tokyo Gas Co., Ltd..............         205,902
                                                   --------------
                 OIL RELATED
        16,000   General Sekiyu..................         113,339
                                                   --------------
                 PHARMACEUTICALS
        16,000   Daiichi Pharmaceutical..........         256,773
        11,000   Eisai Co. Ltd...................         216,393
                                                   --------------
                                                          473,166
                                                   --------------
                 REAL ESTATE
        12,000   Cesar Co........................          62,640
         5,000   Chubu Sekiwa Real Estate, Ltd...          64,280
         5,000   Kansai Sekiwa Real Estate.......          63,417
        23,000   Mitsui Fudosan Co...............         230,198
         5,000   Sekiwa Real Estate..............          40,984
         5,000   Tohoku Misawa Homes Co., Ltd....          59,103
                                                   --------------
                                                          520,622
                                                   --------------
                 RETAIL
         3,300   Ministop Co., Ltd...............          80,578
         4,000   Seven - Eleven Japan............         233,995
         7,000   Shimachu Co., Ltd...............         179,379
         2,000   Sundrug Co., Ltd................          66,437
         2,000   Xebio Co. Ltd...................          59,534
                                                   --------------
                                                          619,923
                                                   --------------
                 RETAIL - DEPARTMENT STORES
        22,000   Hankyu Department Stores........         218,292
                                                   --------------
                 RETAIL - GENERAL MERCHANDISE
         3,000   Circle K Japan Co. Ltd..........         129,422
                                                   --------------
                 RETAIL - SPECIALTY
         5,000   Aderans Co. Ltd.................         122,088
         5,500   Seijo Corp......................         105,349
                                                   --------------
                                                          227,437
                                                   --------------
                 STEEL
        94,000   Sumitomo Metal Industries.......         231,148
                                                   --------------
SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 STEEL & IRON
        10,000   Yamato Kogyo Co., Ltd...........  $       92,321
                                                   --------------
                 TELECOMMUNICATIONS
            30   DDI Corp........................         198,274
        21,000   Nippon Comsys Corp..............         239,172
        12,000   Nippon Denwa Shisetsu...........         110,785
            48   Nippon Telegraph & Telephone
                   Corp. (ADR)...................         363,624
                                                   --------------
                                                          911,855
                                                   --------------
                 TEXTILES
         5,000   Chuo Warehouse Co...............          48,749
         2,200   Maruco Co., Ltd.................          73,840
        64,000   Mitsubishi Rayon Co., Ltd.......         236,894
        30,000   Nitto Boseki Co*................          81,536
                                                   --------------
                                                          441,019
                                                   --------------
                 TRANSPORTATION
        17,000   Fukuyama Transporting Co........         124,970
        21,000   Kamigumi Co. Ltd................         137,705
         4,000   Kanto Seino Transportation......         113,891
        27,000   Tokyu Corp......................         153,287
                                                   --------------
                                                          529,853
                                                   --------------
                 TRUCKERS
         1,000   Sakai Moving Service Co.,
                   Ltd.*.........................          25,108
                                                   --------------
                 UTILITIES
         8,900   Hokkaido Electric Power.........         175,082
                                                   --------------
                 WHOLESALE & INTERNATIONAL TRADE
         3,000   Satori Electric Co. Ltd.........         103,279
                                                   --------------
                 WHOLESALE DISTRIBUTOR
         5,000   Wakita & Co.....................          60,397
                                                   --------------
                 TOTAL JAPAN.....................      19,023,411
                                                   --------------
                 MALAYSIA (20.4%)
                 AGRICULTURE
       245,000   Highlands & Lowlands Berhad.....         409,465
       170,000   Lingui Developments Berhad......         290,852
                                                   --------------
                                                          700,317
                                                   --------------
                 AUTOMOTIVE
        50,000   Cycle & Carriage Bintang
                   Berhad........................         328,713
       160,000   Diversified Resources Berhad....         592,475
       100,800   Oriental Holdings Berhad........         686,638
        50,000   Perusahaan Otomobil Nasional
                   Berhad........................         316,832
       109,000   Tan Chong Motor Holdings
                   Berhad........................         184,760
                                                   --------------
                                                        2,109,418
                                                   --------------
                 BANKING
        95,000   DCB Holdings Berhad.............         325,446
        37,500   DCB Holdings Berhad (Warrants
                   due 12/27/99).................          56,436
       152,000   Kwong Yik Bank..................         535,762
       127,600   Malayan Banking Berhad..........       1,414,970
       226,666   Public Bank Berhad
                   (Alien Market)................         480,263
        40,000   Public Bank Berhad
                   (Alien Market)................          81,773
                                                   --------------
                                                        2,894,650
                                                   --------------

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 BUILDING & CONSTRUCTION
       116,666   Gamuda Berhad...................  $      494,387
         8,333   Gamuda Berhad (Rights)..........          17,161
        32,000   Hume Industries (Malaysia)
                   Berhad........................         201,505
       120,000   Kedah Cement Berhad.............         237,624
       150,000   Lingkaran Trans Kota Holdings*..         308,911
       150,000   Malayan Cement Berhad...........         344,554
       340,000   Sungei Way Holdings Berhad......       1,009,901
        34,000   Sungei Way Holdings N/P.........          40,396
       150,000   United Engineers (Malaysia)
                   Berhad........................       1,354,455
                                                   --------------
                                                        4,008,894
                                                   --------------
                 CHEMICALS
       125,000   Chemical Co. of Malaysia
                   Berhad........................         361,386
        31,250   Chemical Co. of Malaysia Berhad
                   (Warrants due 11/07/00)*......          28,960
                                                   --------------
                                                          390,346
                                                   --------------
                 CONGLOMERATES
       400,000   Berjaya Group Berhad............         340,594
        40,000   Gadek Berhad*...................         321,584
       280,000   Malaysian Resources Corp.
                   Berhad........................       1,103,366
       210,000   Renong Berhad...................         372,594
       105,000   Sime Darby Berhad...............         413,762
                                                   --------------
                                                        2,551,900
                                                   --------------
                 CONSTRUCTION PLANT & EQUIPMENT
       107,500   YTL Corp. Berhad................         579,010
                                                   --------------
                 ELECTRONIC & ELECTRICAL EQUIPMENT
        39,666   Leader Universal Holdings
                   Berhad........................          83,259
                                                   --------------
                 ENGINEERING & CONSTRUCTION
       184,000   Intria Berhad...................         462,733
                                                   --------------
                 ENTERTAINMENT
       290,000   Magnum Corporation Berhad.......         562,772
       254,000   Resorts World Berhad............       1,156,832
                                                   --------------
                                                        1,719,604
                                                   --------------
                 FINANCIAL SERVICES
       266,000   Affin Holdings Berhad...........         732,158
       105,000   Gadek Capital Berhad............         276,535
        80,000   Hong Leong Credit Berhad........         503,762
       297,000   Public Finance Berhad...........         517,545
        50,000   Rashid Hussain Berhad...........         330,693
                                                   --------------
                                                        2,360,693
                                                   --------------
                 HOUSEHOLD APPLIANCES
       200,000   Berjaya Singer Bhd..............         300,990
                                                   --------------
                 INSURANCE
        70,000   Malaysian Assurance Alliance
                   Berhad........................         340,990
                                                   --------------
                 MANUFACTURING
        75,000   Kian Joo Can Factory Berhad.....         415,842
        57,000   Malaysian Pacific Industries
                   Berhad........................         221,228
        19,375   O.Y.L. Industries Berhad........         203,342
                                                   --------------
                                                          840,412
                                                   --------------
SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 MULTI-INDUSTRY
       338,000   Multi-Purpose Holdings Berhad...  $      655,921
       338,000   Multi-Purpose Holdings Berhad
                   (Rights)......................          15,233
       225,000   Nylex Berhad....................         507,921
                                                   --------------
                                                        1,179,075
                                                   --------------
                 OIL & GAS PRODUCTS
       160,000   Petronas Dagangan Berhad........         411,881
                                                   --------------
                 PLANTATION
       210,000   Industrial Oxygen Incorporated
                   Berhad........................         322,693
        97,500   Kuala Lumpur Kepong Berhad......         247,129
                                                   --------------
                                                          569,822
                                                   --------------
                 REAL ESTATE
       100,000   IOI Properties Berhad...........         324,753
       177,500   Land & General Berhad...........         425,297
       268,000   Metroplex Berhad................         329,030
       225,000   Pelangi Berhad..................         242,376
       200,000   Selangor Properties Berhad......         219,406
                                                   --------------
                                                        1,540,862
                                                   --------------
                 TELECOMMUNICATIONS
       120,000   Technology Resources Industries
                   Berhad*.......................         236,673
       305,000   Telekom Malaysia Berhad.........       2,717,822
                                                   --------------
                                                        2,954,495
                                                   --------------
                 TRANSPORTATION
        80,000   Konsortium Perkapalan Berhad*...         538,614
       140,000   Malaysian Airline System
                   Berhad........................         363,168
                                                   --------------
                                                          901,782
                                                   --------------
                 UTILITIES
        60,000   Malakoff Berhad.................         294,654
        57,000   Prime Utilities Berhad..........         564,356
        12,000   Prime Utilities Berhad (Warrants
                   due 03/11/01)*................          27,564
        24,000   Prime Utilities Berhad 1.00% due
                   03/01/01 (Loan Stock).........           7,889
       354,000   Tenaga Nasional Berhad..........       1,696,396
                                                   --------------
                                                        2,590,859
                                                   --------------
                 TOTAL MALAYSIA..................      29,491,992
                                                   --------------
                 PAKISTAN (0.0%)
                 TELECOMMUNICATIONS
         1,100   Pakistan Telecommunications
                   Corp. (GDS)*..................          69,300
                                                   --------------
                 PHILIPPINES (3.2%)
                 BANKING
        70,000   Bank of the Philippine Islands..         423,838
        75,000   Far East Bank & Trust...........         299,886
        19,780   Philippine National Bank........         235,386
       107,200   Security Bank Corp..............         185,743
                                                   --------------
                                                        1,144,853
                                                   --------------
                 BUILDING & CONSTRUCTION
        68,199   Bacnotan Consolidated
                   Industries....................         223,348
                                                   --------------

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 CONGLOMERATES
       340,000   First Philippine Holdings Corp.
                   (B Shares)....................  $      776,847
       600,000   JG Summit Holdings, Inc. (B
                   Shares).......................         169,078
                                                   --------------
                                                          945,925
                                                   --------------
                 ENGINEERING & CONSTRUCTION
     1,050,000   DMCI Holdings Inc.*.............         689,737
                                                   --------------
                 FOREST PRODUCTS, PAPER & PACKAGING
        52,500   PICOP Resources*................           8,897
                                                   --------------
                 REAL ESTATE
     2,000,000   Belle Corp.*....................         555,979
       460,000   Fil-Estate Land, Inc.*..........         407,273
     $     150K  Filinvest Land, Inc. 3.75% due
                   01/02/02 (Conv.)..............         143,625
                                                   --------------
                                                        1,106,877
                                                   --------------
                 UTILITIES
        67,500   Manila Electric Co. (B Shares)..         552,647
                                                   --------------
                 TOTAL PHILIPPINES...............       4,672,284
                                                   --------------
                 SINGAPORE (13.6%)
                 APPLIANCES & HOUSEHOLD DURABLES
       300,000   Courts (Singapore) Ltd..........         373,124
                                                   --------------
                 AUTOMOTIVE
        15,000   Singapore Technologies
                   Automotive Ltd................          33,453
                                                   --------------
                 BANKING
       116,000   Development Bank of Singapore,
                   Ltd...........................       1,567,119
        15,000   Keppel Bank.....................          42,245
       159,100   Overseas Chinese Banking Corp.,
                   Ltd...........................       1,978,799
        41,000   Overseas Union Bank, Ltd........         316,512
       161,000   United Overseas Bank, Ltd.......       1,795,282
                                                   --------------
                                                        5,699,957
                                                   --------------
                 CONGLOMERATES
       108,000   Keppel Corp., Ltd...............         841,458
                                                   --------------
                 ELECTRONIC & ELECTRICAL EQUIPMENT
        90,000   Elec & Eltek International Co.
                   Ltd...........................         342,000
       400,000   Venture Manufacturing Ltd.......         994,996
                                                   --------------
                                                        1,336,996
                                                   --------------
                 FINANCE
        85,000   Hong Leong Finance Ltd..........         295,282
                                                   --------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        49,600   Fraser & Neave Ltd..............         510,536
                                                   --------------
                 HOTELS
        50,000   Overseas Union Enterprise Ltd...         250,179
       210,000   Republic Hotels & Resorts Ltd...         247,677
        56,000   Republic Hotels & Resorts Ltd.
                   (Warrants due 07/12/00)*......          27,620
                                                   --------------
                                                          525,476
                                                   --------------
SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 MACHINERY
        65,000   Van Der Horst Ltd...............  $      271,801
                                                   --------------
                 METALS
       340,000   Amtek Engineering Ltd...........         675,626
                                                   --------------
                 PUBLISHING
        39,200   Singapore Press Holdings........         773,352
                                                   --------------
                 REAL ESTATE
        12,000   Bukit Sembawang Estates Ltd.....         265,904
       150,000   City Developments, Ltd..........       1,350,965
       125,000   DBS Land Ltd....................         460,150
       125,000   Parkway Holdings Ltd............         491,422
        38,000   Singapore Land Ltd..............         210,508
       240,000   United Overseas Land, Ltd.......         365,404
        37,000   United Overseas Land, Ltd.
                   (Warrants due 05/28/01)*......          22,348
       155,000   Wing Tai Holdings Ltd...........         443,174
                                                   --------------
                                                        3,609,875
                                                   --------------
                 SHIPBUILDING
        30,000   Far East Levingston Shipbuilding
                   Ltd...........................         156,540
       130,000   Sembawang Corp. Ltd.............         687,634
                                                   --------------
                                                          844,174
                                                   --------------
                 STEEL & IRON
       250,000   Natsteel Ltd....................         568,263
                                                   --------------
                 TELECOMMUNICATIONS
       400,000   Singapore Telecommunications,
                   Ltd...........................         943,531
                                                   --------------
                 TRANSPORTATION
       350,000   Comfort Group Ltd...............         310,222
       220,000   Singapore Airlines Ltd..........       1,997,141
                                                   --------------
                                                        2,307,363
                                                   --------------
                 TOTAL SINGAPORE.................      19,610,267
                                                   --------------
                 SOUTH KOREA (5.5%)
                 AIR TRANSPORT
         1,460   Korean Air......................          23,504
                                                   --------------
                 AUTOMOTIVE
        25,000   Hyundai Motor Co., Ltd. (GDR)...         182,500
                                                   --------------
                 BANKING
         6,670   Cho Hung Bank...................          54,342
        61,000   Cho Hung Bank Co Ltd Gd.........         445,300
        33,000   Kangwon Bank....................         231,098
         4,350   Korea Exchange Bank.............          39,499
        45,000   Kyungnam Bank...................         480,712
         2,740   Shinhan Bank....................          43,508
                                                   --------------
                                                        1,294,459
                                                   --------------
                 CHEMICALS
         2,316   Sunkyong........................          32,163
        16,000   Sunkyong Ltd....................         233,591
                                                   --------------
                                                          265,754
                                                   --------------
                 COMMUNICATIONS - EQUIPMENT/MANUFACTURERS
         3,500   LG Information & Communication
                   Ltd...........................         224,332
           220   Sungmi Telecom Electronics......          32,902
                                                   --------------
                                                          257,234
                                                   --------------

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 ELECTRICAL EQUIPMENT
         5,500   Samsung Display Devices Co......  $      315,312
                                                   --------------
                 ELECTRONIC & ELECTRICAL EQUIPMENT
        10,270   Samsung Electronics Co..........         619,345
                                                   --------------
                 ELECTRONICS
         4,388   Samsung Electronics Co.
                   (GDR)*........................          78,852
           135   Samsung Electronics Co. (GDS)*..           5,450
                                                   --------------
                                                           84,302
                                                   --------------
                 ENGINEERING & CONSTRUCTION
         2,642   Dong-Ah Constuction Industrial
                   Co............................          27,741
        30,000   Dong-Ah Construction Industrial
                   Co. (EDR)*....................         315,000
        15,000   Hyundai Engineering &
                   Construction Co.*.............         348,961
                                                   --------------
                                                          691,702
                                                   --------------
                 FOOD PROCESSING
         5,000   Cheil Foods & Chemicals.........         201,780
                                                   --------------
                 INDUSTRIALS
     $     200K  Kia Precisions Works 0.50% due
                   12/31/09 (Conv.)..............         221,000
                                                   --------------
                 INSURANCE
        10,000   Oriental Fire & Marine
                   Insurance.....................         206,528
           130   Samsung Fire & Marine
                   Insurance.....................          53,733
                                                   --------------
                                                          260,261
                                                   --------------
                 INVESTMENT COMPANIES
        25,000   Atlantis Korean Smaller Co's*...         181,250
         5,000   Atlantis Korean Smaller Co's
                   (Warrants due 06/30/97)*......           1,250
                                                   --------------
                                                          182,500
                                                   --------------
                 OIL RELATED
        14,358   Yukong, Ltd. (GDS)..............         272,674
                                                   --------------
                 PHARMACEUTICALS
     $     400K  Dong-A Pharmaceutical Co., Ltd.
                   3.125% due 12/31/06 (Conv.)...         488,000
                                                   --------------
                 STEEL & IRON
         4,410   Pohang Iron & Steel Co..........         257,288
        21,800   Pohang Iron & Steel Co., Ltd.
                   (ADR).........................         441,450
                                                   --------------
                                                          698,738
                                                   --------------
                 UTILITIES
        30,750   Korea Electric Power Corp.......         897,863
         1,000   Samchully Co....................          70,030
        10,000   Seoul City Gas Go Ltd...........         629,080
                                                   --------------
                                                        1,596,973
                                                   --------------
                 WHOLESALE DISTRIBUTOR
     $     250K  Daewoo Corp. 0.25% due 12/31/08
                   (Conv.).......................         269,375
                                                   --------------
                 TOTAL SOUTH KOREA...............       7,925,413
                                                   --------------
                 TAIWAN (1.6%)
                 BUILDING MATERIALS
        11,650   Asia Cement Corp. (GDR).........         214,127
                                                   --------------
SHARES/PRINCIPAL
    AMOUNT                                             VALUE
---------------                                    --------------
                 INVESTMENT COMPANIES
            90   Taipei Fund*....................  $      810,000
        26,000   Taiwan American Fund (Pref.)*...         357,500
                                                   --------------
                                                        1,167,500
                                                   --------------
                 TRANSPORTATION
     $     500K  U-Ming Marine Transport 1.50%
                   due 02/07/01 (Conv.)..........         435,000
     $     504K  Yang Ming Marine Transportation
                   - 144A** 2.00% due 10/06/01
                   (Conv.).......................         572,040
                                                   --------------
                                                        1,007,040
                                                   --------------
                 TOTAL TAIWAN....................       2,388,667
                                                   --------------
                 THAILAND (4.4%)
                 BANKING
        80,000   Bangkok Bank PCL................         773,580
        50,000   Thai Farmers Bank, Ltd..........         311,927
                                                   --------------
                                                        1,085,507
                                                   --------------
                 BUILDING MATERIALS
       140,000   Tipco Asphalt Co., Ltd. (Alien
                   Market).......................         851,562
                                                   --------------
                 ENTERTAINMENT
        20,000   Grammy Entertainment PLC........         227,707
                                                   --------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        75,000   Charoen Pokphand Feedmill Co.
                   Ltd...........................         271,962
                                                   --------------
                 INVESTMENT COMPANIES
       600,000   Ruang Khao 2 Fund (Units)++.....         208,211
                                                   --------------
                 METALS & MINING
        23,100   Ban Pu Coal Co., Ltd............         428,728
        76,300   Lanna Lignite Public Co. (Alien
                   Market).......................         678,301
                                                   --------------
                                                        1,107,029
                                                   --------------
                 OIL RELATED
        95,000   PTT Exploration & Production
                   PCL...........................       1,370,531
                                                   --------------
                 TELECOMMUNICATIONS
        28,500   Advanced Information Service PCL
                   (Alien Market)................         242,250
                                                   --------------
                 TRANSPORTATION
       434,000   Bangkok Expressway Public Co.
                   (Alien Market)*...............         486,509
       116,000   Bangkok Expressway Public Co.
                   (Local Market)*...............         130,035
                                                   --------------
                                                          616,544
                                                   --------------
                 UTILITIES - ELECTRIC
       110,000   Cogeneration Public Co.*........         409,600
                                                   --------------
                 TOTAL THAILAND..................       6,390,903
                                                   --------------
                 UNITED KINGDOM (0.7%)
                 FINANCIAL SERVICES
        46,000   HSBC Holdings PLC...............       1,028,914
                                                   --------------
                 TOTAL COMMON AND PREFERRED
                   STOCKS, WARRANTS, RIGHTS, AND
                   BONDS (IDENTIFIED COST
                   $130,383,101).................     137,581,198
                                                   --------------

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

   PRINCIPAL
  AMOUNT (IN
  THOUSANDS)                                           VALUE
---------------                                    --------------
               SHORT-TERM INVESTMENTS (4.2%)
               HONG KONG
               TIME DEPOSIT (a)
               BANKING
   HKD 30,343  Chase Manhattan Bank 5.75% due
                 01/02/97 (Identified Cost
                 $3,922,891)....................  $    3,922,891
                                                  --------------
  PRINCIPAL
 AMOUNT (IN
 THOUSANDS)                                           VALUE
-------------                                     --------------
               UNITED STATES
               GOVERNMENT AGENCY (b)
$       2,200  Federal Home Loan Banks
                 6.50% due 01/02/97 (Amortized
                 Cost $2,199,603)...............  $    2,199,603
                                                  --------------
               TOTAL SHORT-TERM INVESTMENTS
                 (IDENTIFIED COST $6,122,494)...       6,122,494
                                                  --------------

TOTAL INVESTMENTS (IDENTIFIED
  COST
  $136,505,595) (C)..............       99.4%    143,703,692

CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES.................        0.6         832,765
                                   ----------  -------------

NET ASSETS.......................      100.0%  $ 144,536,457
                                   ----------  -------------
                                   ----------  -------------

------------------
ADR  AMERICAN DEPOSITORY RECEIPT.
EDR  EUROPEAN DEPOSITORY RECEIPT.
GDR  GLOBAL DEPOSITORY RECEIPT.
GDS  GLOBAL DEPOSITORY SHARES.
 K   IN THOUSANDS.
 *   NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
++ CONSISTS OF MORE THAN ONE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; GENERALLY STOCKS WITH ATTACHED WARRANTS.
(A)  SUBJECT TO WITHDRAWAL RESTRICTIONS UNTIL MATURITY.
(B) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $19,319,119 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $12,121,022, RESULTING IN NET UNREALIZED APPRECIATION OF $7,198,097.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1996:

   CONTRACTS        IN EXCHANGE     DELIVERY    UNREALIZED
   TO DELIVER           FOR           DATE     DEPRECIATION
----------------  ----------------  --------  ---------------
HKD    2,100,000  $        271,395  01/06/97  $         (133)
                                                      ------
                                                      ------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
SUMMARY OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                             PERCENT OF
INDUSTRY                                          VALUE      NET ASSETS
---------------------------------------------  ------------  ----------
Aerospace & Defense..........................  $    199,957        0.1%
Agriculture..................................       700,317        0.5
Air Transport................................        23,504        0.0
Appliances & Household Durables..............       373,124        0.3
Automotive...................................     3,753,592        2.6
Banking......................................    17,520,726       12.1
Banks -- International.......................     3,922,891        2.7
Building & Construction......................     5,274,551        3.6
Building Materials...........................     3,737,781        2.6
Business Services............................       659,842        0.5
Chemicals....................................     1,340,570        0.9
Commercial Services..........................       591,271        0.4
Communications - Equipment/Manufacturers.....       257,234        0.2
Computer Services............................       213,546        0.1
Computer Software & Services.................       403,451        0.3
Computers....................................       255,328        0.2
Computers - Systems..........................        42,709        0.0
Conglomerates................................    10,156,151        7.0
Construction Plant & Equipment...............     1,291,844        0.9
Data Processing..............................       125,798        0.1
Electrical Equipment.........................       422,818        0.3
Electronic & Electrical Equipment............     4,157,476        2.9
Electronics..................................       614,189        0.4
Electronics - Semiconductors/
 Components..................................        28,818        0.0
Engineering & Construction...................     2,386,220        1.7
Entertainment................................     2,053,610        1.4
Finance......................................       295,282        0.2
Financial Services...........................     4,442,197        3.1
Food Processing..............................       398,153        0.3
Food, Beverage, Tobacco & Household
 Products....................................     2,843,787        2.0
Foods & Beverages............................       545,345        0.4
Forest Products, Paper & Packaging...........       906,764        0.6
Health & Personal Care.......................        56,514        0.0
Hotels.......................................       525,476        0.4

                                                             PERCENT OF
INDUSTRY                                          VALUE      NET ASSETS
---------------------------------------------  ------------  ----------

Hotels/Motels................................  $    281,290        0.2%
Household Furnishings & Appliances...........        97,843        0.1
Household Appliances.........................       300,990        0.2
Industrials..................................       718,024        0.5
Insurance....................................     1,189,967        0.8
Investment Companies.........................     2,674,967        1.9
Leisure......................................       863,373        0.6
Machine Tools................................       135,289        0.1
Machinery....................................     1,763,112        1.2
Manufacturing................................     1,784,933        1.2
Medical Supplies.............................       225,367        0.2
Merchandising................................        51,769        0.0
Metals.......................................     1,688,955        1.2
Metals & Mining..............................     2,920,471        2.0
Miscellaneous................................       636,320        0.4
Miscellaneous Materials & Commodities........        58,464        0.0
Multi-Industry...............................     1,509,894        1.0
Natural Gas..................................       205,902        0.1
Oil & Gas Products...........................       411,881        0.3
Oil Related..................................     2,526,812        1.7
Pharmaceuticals..............................       961,166        0.7
Plantation...................................     1,051,153        0.8
Publishing...................................     1,054,707        0.7
Real Estate..................................    19,963,529       13.8
Retail.......................................     1,498,915        1.0
Retail - Department Stores...................       218,292        0.2
Retail - General Merchandise.................       129,422        0.1
Retail - Specialty...........................       575,614        0.4
Shipbuilding.................................       844,174        0.6
Steel........................................       231,148        0.2
Steel & Iron.................................     1,359,322        0.9
Telecommunications...........................     8,351,876        5.8
Textiles.....................................       441,019        0.3
Transportation...............................     6,057,308        4.2
Truckers.....................................        25,108        0.0
U.S. Government & Agency Obligations.........     2,199,603        1.5
Utilities....................................     7,332,226        5.1
Utilities - Electric.........................       409,600        0.3
Wholesale & International Trade..............       103,279        0.1
Wholesale Distributor........................       329,772        0.2
                                               ------------        ---
                                               $143,703,692       99.4%
                                               ------------        ---
                                               ------------        ---

--------------------------------------------------------------------------------

                                                             PERCENT OF
TYPE OF INVESTMENT                                VALUE      NET ASSETS
---------------------------------------------  ------------  ----------
Common Stocks................................  $133,859,796       92.7%
Convertible Bonds............................     2,537,869        1.8
Preferred Stocks.............................       357,500        0.2
Rights.......................................        32,394     --
Short-Term Investments.......................     6,122,494        4.2
Warrants.....................................       793,639        0.5
                                               ------------        ---
                                               $143,703,692       99.4%
                                               ------------        ---
                                               ------------        ---

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
             COMMON STOCKS (95.5%)
             AGRICULTURE RELATED (5.3%)
   115,000   Archer-Daniels-Midland Co...........  $     2,530,000
    75,000   Dekalb Genetics Corp. (Class B).....        3,806,250
    57,000   Delta & Pine Land Co................        1,824,000
    40,000   IMC Global, Inc.....................        1,565,000
   200,000   Monsanto Co.........................        7,775,000
    16,000   Mycogen Corp.*......................          336,000
    75,000   Pioneer Hi-Bred International,
               Inc...............................        5,250,000
    25,000   Potash Corp. of Saskatchewan, Inc.
               (Canada)..........................        2,125,000
    60,000   Tyson Foods, Inc. (Class A).........        2,047,500
                                                   ---------------
                                                        27,258,750
                                                   ---------------
             APPAREL & FOOTWEAR (0.9%)
    57,900   Jones Apparel Group, Inc.*..........        2,164,012
    60,000   Reebok International Ltd. (United
               Kingdom)..........................        2,520,000
                                                   ---------------
                                                         4,684,012
                                                   ---------------
             AUTO RELATED (1.0%)
    80,000   General Motors Corp.................        4,460,000
    35,400   Miller Industries, Inc.*............          708,000
                                                   ---------------
                                                         5,168,000
                                                   ---------------
             BANKS (7.3%)
    80,000   Bank of Boston Corp.................        5,140,000
    55,000   BankAmerica Corp....................        5,486,250
    60,000   Chase Manhattan Corp................        5,355,000
    63,000   Citicorp............................        6,489,000
    80,000   First Chicago NBD Corp..............        4,300,000
    15,000   Firstar Corp........................          787,500
    77,600   Mellon Bank Corp....................        5,509,600
    50,000   NationsBank Corp....................        4,887,500
                                                   ---------------
                                                        37,954,850
                                                   ---------------
             BASIC CYCLICALS (3.2%)
    40,000   Aluminum Co. of America.............        2,550,000
   100,000   Crown Cork & Seal Co., Inc..........        5,437,500
    40,000   Du Pont (E.I.) de Nemours & Co......        3,775,000
   100,000   RMI Titanium Co.*...................        2,812,500
    70,000   Titanium Metals Corp.*..............        2,283,750
                                                   ---------------
                                                        16,858,750
                                                   ---------------
             BIOTECHNOLOGY (3.8%)
   130,000   Biochem Pharma, Inc.*...............        6,483,750
   137,000   Biogen, Inc.*.......................        5,274,500
   200,000   Centocor, Inc.*.....................        7,150,000
    33,000   IDEC Pharmaceuticals Corp.*.........          779,625
                                                   ---------------
                                                        19,687,875
                                                   ---------------
             CAPITAL GOODS (3.1%)
    63,000   Boeing Co...........................        6,701,625
    70,000   Honeywell, Inc......................        4,602,500
    70,000   United Technologies Corp............        4,620,000
                                                   ---------------
                                                        15,924,125
                                                   ---------------
             COMMUNICATIONS EQUIPMENT (6.4%)
    31,400   ADC Telecommunications, Inc.*.......          973,400
    48,000   Adtran, Inc.*.......................        1,992,000
     6,200   Advanced Fibre Communications,
               Inc.*.............................          344,875
    60,000   Andrew Corp.*.......................        3,180,000
    20,000   Ascend Communications, Inc.*........        1,240,000
    98,000   Cisco Systems, Inc.*................        6,235,250

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
    80,000   3Com Corp.*.........................  $     5,860,000
    55,000   Ericsson (L.M.) Telephone Co. (Class
               B) (ADR) (Sweden).................        1,656,875
    20,000   Lucent Technologies, Inc............          925,000
    60,000   Newbridge Networks Corp.*
               (Canada)..........................        1,695,000
   120,000   Pairgain Technologies, Inc.*........        3,645,000
    50,000   Tellabs, Inc.*......................        1,881,250
    15,000   Uniphase Corp.*.....................          787,500
    40,000   U.S. Robotics Corp.*................        2,880,000
     9,100   XlConnect Solutions, Inc............          261,625
                                                   ---------------
                                                        33,557,775
                                                   ---------------
             COMPUTER EQUIPMENT (5.2%)
    15,000   COMPAQ Computer Corp.*..............        1,113,750
   152,000   Dell Computer Corp.*................        8,075,000
   200,000   EMC Corp.*..........................        6,625,000
    40,000   Gateway 2000, Inc.*.................        2,140,000
    86,000   Quantum Corp.*......................        2,440,250
   170,000   Seagate Technology, Inc.*...........        6,715,000
                                                   ---------------
                                                        27,109,000
                                                   ---------------
             COMPUTER SERVICES (1.4%)
    80,000   Gartner Group, Inc. (Class A)*......        3,110,000
    60,000   Keane, Inc.*........................        1,905,000
    19,000   Reuters Holdings PLC (ADR) (United
               Kingdom)..........................        1,453,500
    25,000   Transaction Systems Architects, Inc.
               (Class A)*........................          818,750
                                                   ---------------
                                                         7,287,250
                                                   ---------------
             COMPUTER SOFTWARE (5.7%)
    60,000   BMC Software, Inc.*.................        2,482,500
    43,000   Computer Associates International,
               Inc...............................        2,139,250
   150,000   Microsoft Corp.*....................       12,393,750
    70,000   Peoplesoft, Inc.*...................        3,351,250
    67,900   Rational Software Corp.*............        2,665,075
     8,400   Rogue Wave Software*................          132,300
   100,000   Veritas Software Co.*...............        4,925,000
    40,000   Viasoft, Inc.*......................        1,890,000
                                                   ---------------
                                                        29,979,125
                                                   ---------------
             CONSTRUCTION (0.5%)
    29,000   American Standard Companies,
               Inc.*.............................        1,109,250
    30,000   Miller (Herman), Inc................        1,687,500
                                                   ---------------
                                                         2,796,750
                                                   ---------------
             CONSUMER BUSINESS SERVICES (1.3%)
    22,600   BA Merchant Services, Inc.*.........          403,975
    45,000   Diebold, Inc........................        2,829,375
    78,800   National Education Corp.*...........        1,201,700
    82,800   Service Corp. International.........        2,318,400
                                                   ---------------
                                                         6,753,450
                                                   ---------------
             CONSUMER - NONCYCLICAL (2.2%)
    64,600   Avon Products, Inc..................        3,690,275
    30,000   Colgate-Palmolive Co................        2,767,500
     5,300   Nu Skin Asia Pacific Inc. (Class
               A)*...............................          163,676
    40,000   PanAmerican Beverages, Inc. (Class
               A) (Mexico).......................        1,875,000
    30,000   Procter & Gamble Co.................        3,225,000
                                                   ---------------
                                                        11,721,451
                                                   ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
             CONSUMER PRODUCTS (1.6%)
    65,900   Callaway Golf Company...............  $     1,894,625
    66,000   Kroger Co.*.........................        3,069,000
    80,000   Safeway, Inc.*......................        3,420,000
                                                   ---------------
                                                         8,383,625
                                                   ---------------
             DRUGS (4.3%)
    70,000   Bristol-Myers Squibb Co.............        7,612,500
    59,000   Dura Pharmaceuticals, Inc.*.........        2,809,875
    90,000   Lilly (Eli) & Co....................        6,570,000
    70,000   Warner-Lambert Co...................        5,250,000
                                                   ---------------
                                                        22,242,375
                                                   ---------------
             ENERGY (8.2%)
     9,000   Apache Corp.........................          318,375
    95,000   Baker Hughes, Inc...................        3,277,500
    25,600   BJ Services Co.*....................        1,305,600
    38,000   British Petroleum Co. PLC (ADR)
               (United Kingdom)..................        5,372,250
    25,000   Chesapeake Energy Corp.*............        1,390,625
    40,000   Cooper Cameron Corp.*...............        3,060,000
    41,000   Diamond Offshore Drilling, Inc.*....        2,337,000
    24,600   Falcon Drilling Company, Inc.*......          965,550
   130,300   Global Marine, Inc.*................        2,687,437
    48,000   Louisiana Land & Exploration Co.....        2,574,000
    23,000   Marine Drilling Company, Inc.*......          451,375
    85,000   Reading & Bates Corp.*..............        2,252,500
    80,000   Rowan Companies, Inc.*..............        1,810,000
    70,000   Schlumberger, Ltd...................        6,991,250
    41,000   Smith International, Inc.*..........        1,839,875
    40,000   Transocean Offshore, Inc............        2,505,000
    60,000   Unocal Corp.........................        2,437,500
    20,000   Western Atlas, Inc.*................        1,417,500
                                                   ---------------
                                                        42,993,337
                                                   ---------------
             ENTERTAINMENT, GAMING & LODGING (2.8%)
    40,000   HFS Inc.*...........................        2,390,000
   190,000   Hilton Hotels Corp..................        4,963,750
   150,000   International Game Technology.......        2,737,500
   100,000   Mirage Resorts, Inc.*...............        2,162,500
   140,000   Sodak Gaming, Inc.*.................        2,100,000
                                                   ---------------
                                                        14,353,750
                                                   ---------------
             FINANCIAL - MISCELLANEOUS (7.8%)
    30,000   American Express Co.................        1,695,000
    24,000   Countrywide Credit Industries,
               Inc...............................          687,000
    57,600   Crescent Real Estate Equities,
               Inc...............................        3,038,400
    24,800   Federal Home Loan Mortgage Corp.....        2,731,100
   160,000   Federal National Mortgage Assoc.....        5,960,000
    18,300   Infinity Financial Technology,
               Inc.*.............................          306,525
   179,200   Lehman Brothers Holdings, Inc.......        5,622,400
   100,000   Merrill Lynch & Co., Inc............        8,150,000
   100,000   Morgan Stanley Group, Inc...........        5,712,500
    80,000   Paine Webber Group Inc..............        2,250,000
    85,000   PMI Group, Inc......................        4,706,875
                                                   ---------------
                                                        40,859,800
                                                   ---------------
             HEALTHCARE PRODUCTS & SERVICES (0.7%)
   145,000   Health Management Associates, Inc.
               (Class A)*........................        3,262,500
     7,000   PhyCor, Inc.*.......................          196,875
 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
     4,000   Shared Medical Systems Corp.........  $       196,500
                                                   ---------------
                                                         3,655,875
                                                   ---------------
             INSURANCE (3.7%)
    50,000   Ace, Ltd. (Bermuda).................        3,006,250
    64,000   Allstate Corp. (Note 3).............        3,704,000
    91,000   Conseco Inc.........................        5,801,250
    50,000   Exel Ltd. (Bermuda).................        1,893,750
    52,000   SunAmerica, Inc.....................        2,307,500
    60,000   Travelers Group, Inc................        2,722,500
                                                   ---------------
                                                        19,435,250
                                                   ---------------
             INTERNET (1.0%)
   140,000   America Online, Inc.*...............        4,655,000
    15,000   Security Dynamics Technologies,
               Inc.*.............................          470,625
                                                   ---------------
                                                         5,125,625
                                                   ---------------
             MEDIA GROUP (2.5%)
    61,600   Clear Channel Communications,
               Inc.*.............................        2,225,300
    67,500   Evergreen Media Corp. (Class A)*....        1,670,625
    71,000   Infinity Broadcasting Corp. (Class
               A)*...............................        2,387,375
    61,000   Lin Television Corp.*...............        2,562,000
    63,750   Outdoor Systems, Inc................        1,785,000
    66,600   Univision Communications, Inc.
               (Class A)*........................        2,464,200
                                                   ---------------
                                                        13,094,500
                                                   ---------------
             MEDICAL SUPPLIES (1.7%)
    65,000   Boston Scientific Corp.*............        3,900,000
    42,000   Guidant Corp........................        2,394,000
    40,000   Medtronic, Inc......................        2,720,000
                                                   ---------------
                                                         9,014,000
                                                   ---------------
             RESTAURANTS (0.9%)
    80,000   Boston Chicken, Inc.*...............        2,860,000
    70,000   Starbucks Corp.*....................        1,995,000
                                                   ---------------
                                                         4,855,000
                                                   ---------------
             RETAIL (3.1%)
    80,000   Dayton-Hudson Corp..................        3,140,000
    54,000   Federated Department Stores, Inc.*..        1,842,750
    17,000   Gucci Group NV (Italy)..............        1,085,875
    75,000   Home Depot, Inc.....................        3,759,375
    32,800   Neiman-Marcus Group, Inc............          836,400
   130,000   Price/Costco, Inc.*.................        3,266,250
    56,000   Tiffany & Co........................        2,051,000
                                                   ---------------
                                                        15,981,650
                                                   ---------------
             SEMICONDUCTORS (9.3%)
    76,000   Altera Corp.*.......................        5,519,500
   120,000   Analog Devices, Inc.*...............        4,065,000
   130,000   Applied Materials, Inc.*............        4,663,750
    70,000   Atmel Corp.*........................        2,318,750
    48,000   Intel Corp..........................        6,282,000
   150,000   KLA Instruments Corp.*..............        5,306,250
   113,000   Maxim Integrated Products, Inc.*....        4,887,250
    95,000   Microchip Technology, Inc.*.........        4,821,250
   140,000   Micron Technology, Inc..............        4,077,500
    30,000   Novellus Systems, Inc.*.............        1,623,750
   100,000   Tencor Instruments*.................        2,637,500
    50,000   Vitesse Semiconductor Corp.*........        2,275,000
                                                   ---------------
                                                        48,477,500
                                                   ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
             TELECOMMUNICATIONS (0.4%)
    50,000   McLeod, Inc. (Class A)*.............  $     1,275,000
    30,000   Teleport Communications Group Inc.
               (Class A)*........................          911,250
                                                   ---------------
                                                         2,186,250
                                                   ---------------
             TRANSPORTATION (0.2%)
    41,600   OMI Corp.*..........................          364,000
    15,000   Teekay Shipping Corp................          491,250
                                                   ---------------
                                                           855,250
                                                   ---------------
             TOTAL COMMON STOCKS (IDENTIFIED
               COST $455,616,320)................      498,254,950
                                                   ---------------
 PRINCIPAL
AMOUNT (IN
THOUSANDS)
-----------
             U.S. GOVERNMENT OBLIGATION (1.6%)
 $  38,500   U.S. Treasury Note Strips
               0.00% due 5/15/19
               (Amortized Cost $8,087,951)......        8,329,090
                                                  ---------------

             SHORT-TERM INVESTMENTS (2.6%)
             U.S. GOVERNMENT AGENCY (A) (1.7%)
     9,000   Federal Home Loan Banks
               6.50% due 01/02/97
               (Amortized Cost $8,998,375)......        8,998,375
                                                  ---------------
 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                             VALUE
-----------                                       ---------------
             REPURCHASE AGREEMENT (0.9%)
 $   4,889   The Bank of New York 5.375% due
               01/02/97 (dated 12/31/96;
               proceeds $4,890,655;
               collateralized by $3,790,228 U.S
               Treasury Bonds 7.50% to 10.625%
               due 08/15/15 - 11/15/24 valued at
               $4,986,979) (Identified
               Cost $4,889,195).................  $     4,889,195
                                                  ---------------
             TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST $13,887,570)....       13,887,570
                                                  ---------------

TOTAL INVESTMENTS (IDENTIFIED
  COST $477,591,841) (B).........       99.7%    520,471,610

OTHER ASSETS IN EXCESS OF
  LIABILITIES....................        0.3       1,436,814
                                   ----------  -------------

NET ASSETS.......................      100.0%  $ 521,908,424
                                   ----------  -------------
                                   ----------  -------------

------------------
ADR  AMERICAN DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $54,662,238 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $11,782,469, RESULTING IN NET UNREALIZED APPRECATION OF $42,879,769.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                    VALUE
-----------                                                                                            ---------------
             COMMON AND PREFERRED STOCKS (49.8%)
             AEROSPACE & DEFENSE (3.2%)
    44,000   Boeing Co...............................................................................  $     4,680,500
    75,000   Honeywell, Inc..........................................................................        4,931,250
   160,000   Watkins-Johnson Co......................................................................        3,920,000
                                                                                                       ---------------
                                                                                                            13,531,750
                                                                                                       ---------------
             ALUMINUM (1.0%)
    67,000   Aluminum Co. of America.................................................................        4,271,250
                                                                                                       ---------------
             BANKS - MONEY CENTER (2.2%)
    47,000   Citicorp................................................................................        4,841,000
    45,000   Morgan (J.P.) & Co., Inc................................................................        4,393,125
                                                                                                       ---------------
                                                                                                             9,234,125
                                                                                                       ---------------
             BEVERAGES - SOFT DRINKS (0.8%)
   120,000   PepsiCo Inc.............................................................................        3,510,000
                                                                                                       ---------------
             BROKERAGE (2.3%)
    64,000   Merrill Lynch & Co., Inc................................................................        5,216,000
    82,000   Morgan Stanley Group, Inc...............................................................        4,684,250
                                                                                                       ---------------
                                                                                                             9,900,250
                                                                                                       ---------------
             CHEMICALS (1.2%)
   130,000   Monsanto Co.............................................................................        5,053,750
                                                                                                       ---------------
             COMPUTER EQUIPMENT (2.4%)
    70,000   Cisco Systems, Inc.*....................................................................        4,453,750
   144,000   Seagate Technology, Inc.*...............................................................        5,688,000
                                                                                                       ---------------
                                                                                                            10,141,750
                                                                                                       ---------------
             COMPUTER SOFTWARE (2.1%)
    60,000   Microsoft Corp.*........................................................................        4,957,500
    90,000   Oracle Corp.*...........................................................................        3,746,250
                                                                                                       ---------------
                                                                                                             8,703,750
                                                                                                       ---------------
             COMPUTERS (1.1%)
    90,000   Gateway 2000, Inc.*.....................................................................        4,815,000
                                                                                                       ---------------
             COMPUTERS - SYSTEMS (1.7%)
    76,000   Hewlett-Packard Co......................................................................        3,819,000
   134,000   Sun Microsystems, Inc.*.................................................................        3,433,750
                                                                                                       ---------------
                                                                                                             7,252,750
                                                                                                       ---------------
             ELECTRICAL EQUIPMENT (1.6%)
    47,000   General Electric Co.....................................................................        4,647,125
   110,000   Westinghouse Electric Corp..............................................................        2,186,250
                                                                                                       ---------------
                                                                                                             6,833,375
                                                                                                       ---------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (1.3%)
    42,000   Intel Corp..............................................................................        5,496,750
                                                                                                       ---------------
             ENTERTAINMENT/GAMING & LODGING (0.9%)
   110,000   Circus Circus Enterprises, Inc.*........................................................        3,781,250
                                                                                                       ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                    VALUE
-----------                                                                                            ---------------
             FINANCIAL - MISCELLANEOUS (1.1%)
   120,000   Federal National Mortgage Assoc.........................................................  $     4,470,000
                                                                                                       ---------------
             FOODS (3.2%)
    52,000   Campbell Soup Co........................................................................        4,173,000
    70,000   General Mills, Inc......................................................................        4,436,250
   130,000   Quaker Oats Company (The)...............................................................        4,956,250
                                                                                                       ---------------
                                                                                                            13,565,500
                                                                                                       ---------------
             HEALTHCARE - MISCELLANEOUS (1.9%)
   210,000   Humana, Inc.*...........................................................................        4,016,250
    47,000   PacifiCare Health Systems, Inc. (Class B)*..............................................        3,995,000
                                                                                                       ---------------
                                                                                                             8,011,250
                                                                                                       ---------------
             HOUSEHOLD PRODUCTS (1.0%)
    48,000   Colgate-Palmolive Co....................................................................        4,428,000
                                                                                                       ---------------
             HOUSEWARES (0.8%)
    60,500   Tupperware Corp.........................................................................        3,244,312
                                                                                                       ---------------
             INDUSTRIALS (1.0%)
    66,000   AlliedSignal, Inc.......................................................................        4,422,000
                                                                                                       ---------------
             MEDICAL PRODUCTS & SUPPLIES (0.8%)
    84,000   Baxter International, Inc...............................................................        3,444,000
                                                                                                       ---------------
             MULTI-LINE INSURANCE (0.1%)
     7,490   Aetna Inc. (Class C) (Conv. Pref.) $1.48................................................          594,519
                                                                                                       ---------------
             NATURAL GAS (1.1%)
   120,000   Williams Companies, Inc.................................................................        4,500,000
                                                                                                       ---------------
             OFFICE EQUIPMENT & SUPPLIES (1.0%)
    80,000   Alco Standard Corp......................................................................        4,130,000
                                                                                                       ---------------
             OIL - DOMESTIC (1.0%)
    31,300   Atlantic Richfield Co...................................................................        4,147,250
                                                                                                       ---------------
             OIL INTEGRATED - INTERNATIONAL (2.1%)
    45,000   Exxon Corp..............................................................................        4,410,000
    45,000   Texaco, Inc.............................................................................        4,415,625
                                                                                                       ---------------
                                                                                                             8,825,625
                                                                                                       ---------------
             PHARMACEUTICALS (3.7%)
    56,000   American Home Products Corp.............................................................        3,283,000
    60,000   Lilly (Eli) & Co........................................................................        4,380,000
    75,000   Johnson & Johnson.......................................................................        3,731,250
    50,000   Pfizer, Inc.............................................................................        4,143,750
                                                                                                       ---------------
                                                                                                            15,538,000
                                                                                                       ---------------
             RETAIL (0.9%)
   100,000   Dayton-Hudson Corp......................................................................        3,925,000
                                                                                                       ---------------
             RETAIL - SPECIALTY (2.0%)
    75,000   Home Depot, Inc.........................................................................        3,759,375
   126,000   Payless ShoeSource, Inc.*...............................................................        4,725,000
                                                                                                       ---------------
                                                                                                             8,484,375
                                                                                                       ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                    VALUE
-----------                                                                                            ---------------
             RETAIL - SPECIALTY APPAREL (0.7%)
   100,000   Gap, Inc................................................................................  $     3,012,500
                                                                                                       ---------------
             SAVINGS & LOAN ASSOCIATIONS (2.3%)
    70,000   Golden West Financial Corp..............................................................        4,418,750
   250,000   Roosevelt Financial Group, Inc..........................................................        5,187,500
                                                                                                       ---------------
                                                                                                             9,606,250
                                                                                                       ---------------
             SHIPPING (0.4%)
    80,000   APL Ltd.................................................................................        1,890,000
                                                                                                       ---------------
             SHOES (0.9%)
    64,000   Nike, Inc. (Class B)....................................................................        3,824,000
                                                                                                       ---------------
             STEEL & IRON (1.0%)
   133,000   Inland Steel Industries, Inc............................................................        2,660,000
    30,000   Nucor Corp..............................................................................        1,530,000
                                                                                                       ---------------
                                                                                                             4,190,000
                                                                                                       ---------------
             TELECOMMUNICATIONS (0.6%)
    92,000   Newbridge Networks Corp.* (Canada)......................................................        2,599,000
                                                                                                       ---------------
             UTILITIES - ELECTRIC (0.4%)
    60,000   Kansas City Power & Light Co............................................................        1,710,000
                                                                                                       ---------------
             TOTAL COMMON AND PREFERRED STOCKS (IDENTIFIED COST $168,327,131)........................      211,087,331
                                                                                                       ---------------

 PRINCIPAL
AMOUNT (IN                                                                            COUPON    MATURITY
THOUSANDS)                                                                             RATE       DATE
-----------                                                                         ----------  ---------
             CORPORATE BONDS (27.0%)
             AIRLINES (2.0%)
 $   3,000   America West Airlines................................................       6.86%   07/02/04        2,992,500
     1,612   United Air Lines, Inc................................................      10.125   03/22/15        1,932,708
     3,100   United Air Lines, Inc................................................       9.35    04/07/16        3,491,375
                                                                                                           ---------------
                                                                                                                 8,416,583
                                                                                                           ---------------
             BANKS (5.1%)
     2,000   Banque Paribas of New York...........................................       6.875   03/01/09        1,895,060
     3,000   Capital One Bank Corp................................................       6.74    05/31/99        3,009,540
     2,160   First Nationwide Bank................................................      10.00    10/01/06        2,500,308
     3,000   MBNA Capital Inc.....................................................       8.278   12/01/26        3,011,250
     3,000   People's Bank-Bridgeport.............................................       7.20    12/01/06        2,933,370
     3,000   Provident Bank - 144A **.............................................       8.60    12/01/26        3,030,000
     3,000   Skandinaviska Enskilda Banken (Hong Kong) - 144A **..................       8.125   09/06/49        3,135,000
     2,000   Standard Federal Bancorp.............................................       7.75    07/17/06        2,088,820
                                                                                                           ---------------
                                                                                                                21,603,348
                                                                                                           ---------------
             BEVERAGES - SOFT DRINKS (0.5%)
     2,000   Coca-Cola Enterprises, Inc...........................................       8.50    02/01/22        2,246,780
                                                                                                           ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                            COUPON    MATURITY
THOUSANDS)                                                                             RATE       DATE          VALUE
-----------                                                                         ----------  ---------  ---------------
             BROKERAGE (1.0%)
 $   2,000   Lehman Brothers Holdings Inc.........................................       8.05%   01/15/19  $     2,118,480
     2,000   Paine Webber Group, Inc..............................................       8.25    05/01/02        2,107,940
                                                                                                           ---------------
                                                                                                                 4,226,420
                                                                                                           ---------------
             CABLE/CELLULAR (0.5%)
     2,000   Tele-Communications, Inc.............................................       9.25    04/15/02        2,111,540
                                                                                                           ---------------
             COMPUTERS (0.6%)
     3,000   International Business Machines......................................       7.125   12/01/96        2,865,000
                                                                                                           ---------------
             ENERGY (0.7%)
     3,000   Freeport-McMoran C & G Co............................................       7.50    11/15/06        2,944,500
                                                                                                           ---------------
             ENTERTAINMENT (0.5%)
     2,000   Time Warner Inc......................................................       9.125   01/15/13        2,212,880
                                                                                                           ---------------
             FINANCE (0.5%)
     2,000   Terra Nova Holdings (United Kingdom).................................      10.75    07/01/05        2,252,860
                                                                                                           ---------------
             FINANCIAL (7.6%)
     4,000   Arkwright CSN Trust - 144A**.........................................       9.625   08/15/26        4,380,000
     2,000   Associates Corp. N.A.................................................       6.25    03/15/99        1,999,460
     2,000   Associates Corp. N.A.................................................       6.375   08/15/99        2,002,220
     2,000   BankBoston Capital Trust II - 144A**.................................       7.75    12/15/26        1,922,500
     2,000   Farmers Insurance Exchange - 144A**..................................       8.50    08/01/04        2,127,500
     2,000   Firstar Capital Trust I - 144A**.....................................       8.32    12/15/26        2,037,500
     3,000   GMAC Asset Trust - 144A**............................................       6.375   09/30/98        3,007,500
     3,000   Guangdong International Trust & Investment - 144A** (South Korea)....       8.75    10/24/16        3,090,000
     2,000   Lehman Brothers Holdings.............................................       6.625   11/15/00        1,987,560
     1,650   Price Reit Inc.......................................................       7.25    11/01/00        1,664,850
     2,000   RHG Finance Corp.....................................................       8.875   10/01/05        2,124,820
     2,000   State Street Institute Capital - A...................................       7.94    12/30/26        2,010,000
     4,000   W.R. Berkley Capital Trust - 144A**..................................       8.197   12/15/45        3,940,000
                                                                                                           ---------------
                                                                                                                32,293,910
                                                                                                           ---------------
             FINANCIAL SERVICES (1.1%)
     2,000   Conseco, Inc.........................................................      10.50    12/15/04        2,364,760
     2,000   Lumbermens Mutual Casualty - 144A**..................................       9.15    07/01/26        2,182,500
                                                                                                           ---------------
                                                                                                                 4,547,260
                                                                                                           ---------------
             FOREIGN GOVERNMENT AGENCY (0.8%)
     1,000   Quebec Province (Canada).............................................       6.89    04/15/26        1,010,000
     2,000   Quebec Province (Canada).............................................       8.625   12/01/26        2,243,340
                                                                                                           ---------------
                                                                                                                 3,253,340
                                                                                                           ---------------
             INDUSTRIALS (2.0%)
     2,000   Anixter International Inc............................................       8.00    09/15/03        2,039,100
     2,000   Legrand S.A. (France)................................................       8.50    02/15/25        2,240,660
     4,000   Reliance Industries. Inc - 144A**....................................      10.50    08/06/46        4,269,520
                                                                                                           ---------------
                                                                                                                 8,549,280
                                                                                                           ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                            COUPON    MATURITY
THOUSANDS)                                                                             RATE       DATE          VALUE
-----------                                                                         ----------  ---------  ---------------
             TELECOMMUNICATIONS (1.2%)
 $   2,000   360 Communications Co................................................       7.125%  03/01/03  $     1,974,380
     3,000   Total Access Communication - 144A**..................................       8.375   11/04/06        3,026,250
                                                                                                           ---------------
                                                                                                                 5,000,630
                                                                                                           ---------------
             TELEPHONES (0.5%)
     2,000   British Telecom Finance (United Kingdom).............................       9.625   02/15/19        2,181,100
                                                                                                           ---------------
             TOBACCO (1.0%)
     2,000   Philip Morris Companies, Inc.........................................       7.50    01/15/02        2,047,220
     2,000   Philip Morris Companies, Inc.........................................       7.65    07/01/08        2,050,620
                                                                                                           ---------------
                                                                                                                 4,097,840
                                                                                                           ---------------
             TRANSPORTATION EQUIPMENT (0.9%)
     3,100   Jet Equipment Trust - 144A**.........................................      10.91    08/15/14        3,642,500
                                                                                                           ---------------
             UTILITIES - ELECTRIC (0.5%)
     2,000   Niagara Mohawk Power Corp............................................       9.25    10/01/01        2,019,580
                                                                                                           ---------------
             TOTAL CORPORATE BONDS (IDENTIFIED COST $112,302,271)........................................      114,465,351
                                                                                                           ---------------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS (15.0%)
     2,000   Federal Home Loan Banks..............................................       7.00    10/03/01        2,000,000
     3,000   U.S. Treasury Bond...................................................       7.625   02/15/25        3,331,320
     6,000   U.S. Treasury Note...................................................       5.625   11/30/00        5,894,460
     3,000   U.S. Treasury Note...................................................       5.75    09/30/97        3,005,100
     2,000   U.S. Treasury Note...................................................       5.75    08/15/03        1,938,100
     6,000   U.S. Treasury Note...................................................       6.00    08/31/97        6,016,860
     2,000   U.S. Treasury Note...................................................       6.375   05/15/99        2,018,080
       500   U.S. Treasury Note...................................................       6.50    04/30/99          506,080
     4,500   U.S. Treasury Note...................................................       6.75    04/30/00        4,587,345
     2,000   U.S. Treasury Note...................................................       6.875   08/31/99        2,042,380
     7,000   U.S. Treasury Note...................................................       6.875   03/31/00        7,160,650
     4,000   U.S. Treasury Note...................................................       7.25    05/15/04        4,203,800
     1,000   U.S. Treasury Note...................................................       7.25    08/15/04        1,051,380
    19,000   U.S. Treasury Note...................................................       7.75    12/31/99       19,879,130
                                                                                                           ---------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
               (IDENTIFIED COST $65,413,173).............................................................       63,634,685
                                                                                                           ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                            COUPON    MATURITY
THOUSANDS)                                                                             RATE       DATE          VALUE
-----------                                                                         ----------  ---------  ---------------

             SHORT-TERM INVESTMENTS (7.5%)
             U.S. GOVERNMENT AGENCIES (A) (7.1%)
 $  20,000   Federal Home Loan Bank...............................................       6.50%   01/02/97  $    19,996,389
    10,000   Federal Home Loan Mortgage Corp......................................       5.47    01/03/97        9,996,961
                                                                                                           ---------------
             TOTAL U.S. GOVERNMENT AGENCIES
               (Amortized Cost $29,993,350)..............................................................       29,993,350
                                                                                                           ---------------
             REPURCHASE AGREEMENT (0.4%)
     1,635   The Bank of New York (dated 12/31/96; proceeds $1,635,330;
               collateralized by $1,308,510 U.S Treasury Bonds 7.25% to 7.625% due
               05/15/16 to 11/15/22 valued at $1,436,508 and by $228,377 U.S
               Treasury Note 6.25% due 10/31/01 valued at $231,031) (Identified
               Cost $1,634,842)...................................................       5.375   01/02/97        1,634,842
                                                                                                           ---------------
             TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $31,628,192)..................................       31,628,192
                                                                                                           ---------------
TOTAL INVESTMENTS (IDENTIFIED COST $377,670,767) (B)...................       99.3%    420,815,559
OTHER ASSETS IN EXCESS OF LIABILITIES..................................        0.7       2,952,293
                                                                         ----------  -------------
NET ASSETS.............................................................      100.0%  $ 423,767,852
                                                                         ----------  -------------
                                                                         ----------  -------------

----------------
 *   NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
(A) SECURITIES WERE PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $47,190,336 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,045,544, RESULTING IN NET UNREALIZED APPRECIATION OF $43,144,792.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                      QUALITY
                                                MONEY MARKET        INCOME PLUS          HIGH YIELD          UTILITIES
                                                ------------        ------------        ------------        ------------
ASSETS:
Investments in securities, at value *...        $340,232,603        $468,171,123        $254,650,969        $439,106,977
Cash....................................              12,389             --                  --                  --
Receivable for:
  Investments sold......................             --                  --                  --                  --
  Shares of beneficial interest sold....                  44             --                   26,261             --
  Dividends.............................             --                  --                  --                1,335,622
  Interest..............................             372,349           6,797,681           5,741,923             723,329
  Foreign withholding taxes reclaimed...             --                  --                  --                  --
Prepaid expenses and other assets.......               3,020               3,338              26,976               6,847
                                                ------------        ------------        ------------        ------------
        TOTAL ASSETS....................         340,620,405         474,972,142         260,446,129         441,172,775
                                                ------------        ------------        ------------        ------------
LIABILITIES:
Payable for:
  Investments purchased.................             --                  --                  748,750             --
  Shares of beneficial interest
    repurchased.........................             193,366              41,164                 364             217,257
  Investment management fee.............             145,803             209,255             110,579             250,029
Accrued expenses and other payables.....              43,195              61,511              37,895              43,623
                                                ------------        ------------        ------------        ------------
        TOTAL LIABILITIES...............             382,364             311,930             897,588             510,909
                                                ------------        ------------        ------------        ------------
NET ASSETS:
Paid-in-capital.........................         340,237,797         492,383,880         348,017,773         356,859,427
Accumulated undistributed net investment
  income................................                 244              67,529              15,210             --
Accumulated undistributed net realized
  gain (loss)...........................             --              (27,455,184)        (72,098,239)          5,340,523
Net unrealized appreciation
  (depreciation)........................             --                9,663,987         (16,386,203)         78,461,916
                                                ------------        ------------        ------------        ------------
        NET ASSETS......................        $340,238,041        $474,660,212        $259,548,541        $440,661,866
                                                ------------        ------------        ------------        ------------
                                                ------------        ------------        ------------        ------------
*IDENTIFIED COST........................        $340,232,603        $458,507,136        $271,037,172        $360,645,061
                                                ------------        ------------        ------------        ------------
                                                ------------        ------------        ------------        ------------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING...........................         340,237,797          45,752,768          42,004,612          28,734,976
                                                ------------        ------------        ------------        ------------
                                                ------------        ------------        ------------        ------------
NET ASSET VALUE PER SHARE (unlimited
  authorized shares of $.01 par
  value)................................               $1.00              $10.37               $6.18              $15.34
                                                ------------        ------------        ------------        ------------
                                                ------------        ------------        ------------        ------------

------------------
** Includes foreign cash of $460,644 and $1,098,296, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                GLOBAL
                                   DIVIDEND       CAPITAL      DIVIDEND      EUROPEAN       PACIFIC
                                    GROWTH        GROWTH        GROWTH        GROWTH         GROWTH         EQUITY      STRATEGIST
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------
ASSETS:
Investments in securities, at
  value *.....................  $1,286,987,922  $87,235,988  $337,514,490  $300,207,994   $143,703,692   $520,471,610  $420,815,559
Cash..........................        --            --          1,279,230     1,569,071**    1,662,153**      --            --
Receivable for:
  Investments sold............         790,324      637,389       965,620       403,865        --           4,680,611       --
  Shares of beneficial
    interest sold.............         343,986           64       196,157       155,288        --             131,351         2,967
  Dividends...................       2,592,137       31,485       668,935       350,675         49,482        198,208       189,050
  Interest....................         955,133           63        13,826        13,987         28,049            730     2,996,688
  Foreign withholding taxes
    reclaimed.................        --            --            294,384       330,180          1,157        --            --
Prepaid expenses and other
  assets......................          10,044        1,922         3,502         4,330          5,525          5,600         2,994
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------
        TOTAL ASSETS..........   1,291,679,546   87,906,911   340,936,144   303,035,390    145,450,058    525,488,110   424,007,258
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------
LIABILITIES:
Payable for:
  Investments purchased.......       2,604,050      963,365     5,790,815       268,425        478,468      3,300,270       --
  Shares of beneficial
    interest repurchased......        --              3,120         5,133           484        161,153            752         1,228
  Investment management fee...         607,696       48,841       216,192       251,876        126,005        228,540       186,511
Accrued expenses and other
  payables....................          63,373       29,435       103,062        92,551        147,975         50,124        51,667
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------
        TOTAL LIABILITIES.....       3,275,119    1,044,761     6,115,202       613,336        913,601      3,579,686       239,406
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------
NET ASSETS:
Paid-in-capital...............     915,310,805   65,244,908   276,789,851   208,223,367    143,272,989    437,122,352   370,797,235
Accumulated undistributed net
  investment income...........             105      406,472       348,453     2,259,627      1,663,988            763        16,567
Accumulated undistributed net
  realized gain (loss)........      74,080,198   11,319,500    16,157,781    18,157,740     (7,597,217)    41,905,540     9,809,258
Net unrealized appreciation
  (depreciation)..............     299,013,319    9,891,270    41,524,857    73,781,320      7,196,697     42,879,769    43,144,792
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------
        NET ASSETS............  $1,288,404,427  $86,862,150  $334,820,942  $302,422,054   $144,536,457   $521,908,424  $423,767,852
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------
*IDENTIFIED COST..............  $  987,974,603  $77,344,718  $295,999,690  $226,432,845   $136,505,595   $477,591,841  $377,670,767
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.................      70,017,080    5,215,456    25,502,657    14,026,817     14,506,677     19,778,958    30,890,244
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------
NET ASSET VALUE PER
  SHARE (unlimited authorized
  shares of $.01 par value)...          $18.40       $16.65        $13.13        $21.56          $9.96         $26.39        $13.72
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------
                                --------------  -----------  ------------  ------------   ------------   ------------  ------------

DEAN WITTER VARIABLE INVESTMENT SERIES
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                            QUALITY
                                          MONEY MARKET    INCOME PLUS    HIGH YIELD      UTILITIES
                                          -------------  -------------  -------------  -------------
INVESTMENT INCOME:
Interest................................  $  15,967,394  $  35,505,039  $  26,452,356  $   4,021,333
Dividends...............................       --             --             --           15,549,589**
                                          -------------  -------------  -------------  -------------
        TOTAL INCOME....................     15,967,394     35,505,039     26,452,356     19,570,922
                                          -------------  -------------  -------------  -------------
EXPENSES
Investment management fee...............      1,454,423      2,407,993      1,009,452      2,972,835
Transfer agent fees and expenses........          1,000          1,000          1,000          1,000
Shareholder reports and notices.........         14,143         21,368       --               15,870
Professional fees.......................         28,258         29,970          1,825         28,226
Trustees' fees and expenses.............          1,109          4,670            807          1,952
Custodian fees..........................         20,278         71,629         18,946         28,637
Other...................................          5,643         17,846          4,776          9,369
                                          -------------  -------------  -------------  -------------
        TOTAL EXPENSES..................      1,524,854      2,554,476      1,036,806      3,057,889
                                          -------------  -------------  -------------  -------------
            NET INVESTMENT INCOME.......     14,442,540     32,950,563     25,415,550     16,513,033
                                          -------------  -------------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss) on:
      Investments.......................       --           (2,603,573)    (5,282,128)     5,380,515
      Foreign exchange transactions.....       --             --             --             --
                                          -------------  -------------  -------------  -------------
        NET GAIN (LOSS).................       --           (2,603,573)    (5,282,128)     5,380,515
                                          -------------  -------------  -------------  -------------
    Net change in unrealized
      appreciation/depreciation on:
      Investments.......................       --          (24,916,368)     2,235,871     14,769,561
      Translation of forward foreign
        currency contracts, other assets
        and liabilities denominated in
        foreign currencies..............       --             --             --             --
                                          -------------  -------------  -------------  -------------
        NET APPRECIATION
          (DEPRECIATION)................       --          (24,916,368)     2,235,871     14,769,561
                                          -------------  -------------  -------------  -------------
        NET GAIN (LOSS).................       --          (27,519,941)    (3,046,257)    20,150,076
                                          -------------  -------------  -------------  -------------
            NET INCREASE................  $  14,442,540  $   5,430,622  $  22,369,293  $  36,663,109
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

------------------
  *    Net of $2,591 foreign witholding tax.
  **    Net of $158,294, $116,527, $564, $737,043, $731,249, $273,348 and
        $13,378 foreign witholding tax, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                              GLOBAL
                                  DIVIDEND      CAPITAL      DIVIDEND       EUROPEAN       PACIFIC
                                   GROWTH        GROWTH       GROWTH         GROWTH         GROWTH       EQUITY      STRATEGIST
                                ------------   ----------   -----------   -------------   ----------   -----------   -----------
INVESTMENT INCOME:
Interest......................  $  3,060,823   $  283,463   $   186,926   $     628,715   $  412,382*  $ 1,628,837   $10,578,267
Dividends.....................    29,108,427**    691,115**   7,259,862**     4,226,975**  2,911,717**   3,304,593**   4,655,430
                                ------------   ----------   -----------   -------------   ----------   -----------   -----------
        TOTAL INCOME..........    32,169,250      974,578     7,446,788       4,855,690    3,324,099     4,933,430    15,233,697
                                ------------   ----------   -----------   -------------   ----------   -----------   -----------
EXPENSES
Investment management fee.....     5,902,896      509,004     2,005,162       2,332,742    1,397,813     2,211,777     1,994,396
Transfer agent fees and
  expenses....................         1,000        1,000         1,000           1,000        1,000         1,000         1,000
Shareholder reports and
  notices.....................        50,854        5,432        13,087          12,360        3,271        15,918        16,920
Professional fees.............        28,566       30,787        33,336          67,924       45,571        29,828        25,262
Trustees' fees and expenses...         4,406          201         1,425             985        1,060         1,158         1,922
Custodian fees................        56,152       20,823       203,544         159,461      428,891       112,250        39,708
Other.........................        12,237          517        10,419          16,726       33,894         4,527        10,664
                                ------------   ----------   -----------   -------------   ----------   -----------   -----------
        TOTAL EXPENSES........     6,056,111      567,764     2,267,973       2,591,198    1,911,500     2,376,458     2,089,872
                                ------------   ----------   -----------   -------------   ----------   -----------   -----------
            NET INVESTMENT
              INCOME..........    26,113,139      406,814     5,178,815       2,264,492    1,412,599     2,556,972    13,143,825
                                ------------   ----------   -----------   -------------   ----------   -----------   -----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS):
    Net realized gain (loss)
      on:
      Investments.............    76,341,307   11,957,509    17,474,321      19,107,457   (2,397,792)   42,116,968     9,836,251
      Foreign exchange
        transactions..........       --            --           (20,026)        440,246      (77,285)      --            --
                                ------------   ----------   -----------   -------------   ----------   -----------   -----------
        NET GAIN (LOSS).......    76,341,307   11,957,509    17,454,295      19,547,703   (2,475,077)   42,116,968     9,836,251
                                ------------   ----------   -----------   -------------   ----------   -----------   -----------
    Net change in unrealized
     appreciation/depreciation
      on:
      Investments.............   126,566,513   (4,318,064)   21,226,194      41,045,757    3,540,486     5,775,201    32,734,426
      Translation of forward
        foreign currency
        contracts, other
        assets and liabilities
        denominated in foreign
        currencies............       --            --            10,306          28,906         (141)      --            --
                                ------------   ----------   -----------   -------------   ----------   -----------   -----------
        NET APPRECIATION
          (DEPRECIATION)......   126,566,513   (4,318,064)   21,236,500      41,074,663    3,540,345     5,775,201    32,734,426
                                ------------   ----------   -----------   -------------   ----------   -----------   -----------
        NET GAIN (LOSS).......   202,907,820    7,639,445    38,690,795      60,622,366    1,065,268    47,892,169    42,570,677
                                ------------   ----------   -----------   -------------   ----------   -----------   -----------
            NET INCREASE......  $229,020,959   $8,046,259   $43,869,610   $  62,886,858   $2,477,867   $50,449,141   $55,714,502
                                ------------   ----------   -----------   -------------   ----------   -----------   -----------
                                ------------   ----------   -----------   -------------   ----------   -----------   -----------

DEAN WITTER VARIABLE INVESTMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31,

                                                 MONEY MARKET              QUALITY INCOME PLUS
                                          ---------------------------  ---------------------------
                                              1996           1995          1996           1995
                                          -------------  ------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...............  $  14,442,540  $ 13,741,500  $  32,950,563  $ 32,845,926
    Net realized gain (loss)............       --             --          (2,603,573)   14,651,610
    Net change in unrealized
      appreciation/depreciation.........       --             --         (24,916,368)   53,023,332
                                          -------------  ------------  -------------  ------------
        Net increase....................     14,442,540    13,741,500      5,430,622   100,520,868
                                          -------------  ------------  -------------  ------------
  Dividends and distributions from:
    Net investment income...............    (14,442,318)  (13,741,498)   (33,491,200)  (32,322,904)
    Net realized gain...................       --             --            --             --
                                          -------------  ------------  -------------  ------------
        Total...........................    (14,442,318)  (13,741,498)   (33,491,200)  (32,322,904)
                                          -------------  ------------  -------------  ------------
  Transactions in shares of beneficial
    interest:
    Net proceeds from sales.............    199,781,437    96,881,194     18,363,915    36,146,570
    Reinvestment of dividends and
      distributions.....................     14,442,318    13,741,498     33,491,200    32,322,904
    Cost of shares repurchased..........   (123,772,522) (129,460,561)   (69,712,880)  (30,993,795)
                                          -------------  ------------  -------------  ------------
        Net increase (decrease).........     90,451,233   (18,837,869)   (17,857,765)   37,475,679
                                          -------------  ------------  -------------  ------------
        Total increase (decrease).......     90,451,455   (18,837,867)   (45,918,343)  105,673,643
NET ASSETS:
  Beginning of period...................    249,786,586   268,624,453    520,578,555   414,904,912
                                          -------------  ------------  -------------  ------------
  END OF PERIOD.........................  $ 340,238,041  $249,786,586  $ 474,660,212  $520,578,555
                                          -------------  ------------  -------------  ------------
                                          -------------  ------------  -------------  ------------
Undistributed net investment income.....  $         244  $         22  $      67,529  $    608,166
                                          -------------  ------------  -------------  ------------
                                          -------------  ------------  -------------  ------------
SHARES ISSUED AND REPURCHASED:
  Sold..................................    199,781,437    96,881,194      1,751,757     3,515,633
  Issued in reinvestment of dividends
    and distributions...................     14,442,318    13,741,498      3,241,058     3,154,028
  Repurchased...........................   (123,772,522) (129,460,561)    (6,752,796)   (3,077,582)
                                          -------------  ------------  -------------  ------------
  Net increase (decrease)...............     90,451,233   (18,837,869)    (1,759,981)    3,592,079
                                          -------------  ------------  -------------  ------------
                                          -------------  ------------  -------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                        HIGH YIELD                    UTILITIES                DIVIDEND GROWTH
                                ---------------------------  ---------------------------  --------------------------
                                    1996           1995          1996           1995          1996          1995
                                -------------  ------------  -------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  Operations:
    Net investment income.....  $  25,415,550  $ 17,067,326  $  16,513,033  $ 16,939,135  $ 26,113,139  $ 19,552,389
    Net realized gain
      (loss)..................     (5,282,128)   (1,098,358)     5,380,515     3,776,681    76,341,307    25,514,561
    Net change in unrealized
   appreciation/depreciation..      2,235,871     2,521,011     14,769,561    86,839,183   126,566,513   170,908,947
                                -------------  ------------  -------------  ------------  ------------  ------------
        Net increase..........     22,369,293    18,489,979     36,663,109   107,554,999   229,020,959   215,975,897
                                -------------  ------------  -------------  ------------  ------------  ------------
  Dividends and distributions
    from:
    Net investment income.....    (25,894,730)  (16,648,733)   (16,518,454)  (18,544,715)  (26,130,248)  (20,821,765)
    Net realized gain.........       --             --          (1,186,573)      --        (25,851,911)  (12,652,636)
                                -------------  ------------  -------------  ------------  ------------  ------------
        Total.................    (25,894,730)  (16,648,733)   (17,705,027)  (18,544,715)  (51,982,159)  (33,474,401)
                                -------------  ------------  -------------  ------------  ------------  ------------
  Transactions in shares of
    beneficial interest:
    Net proceeds from sales...     97,281,752    36,566,043     10,173,470    25,533,783   216,135,874   101,006,743
    Reinvestment of dividends
      and distributions.......     25,894,730    16,648,733     17,705,027    18,544,715    51,982,159    33,474,401
    Cost of shares
      repurchased.............    (14,412,089)  (12,680,679)   (85,244,858)  (36,430,389)  (22,169,232)  (24,518,137)
                                -------------  ------------  -------------  ------------  ------------  ------------
        Net increase
          (decrease)..........    108,764,393    40,534,097    (57,366,361)    7,648,109   245,948,801   109,963,007
                                -------------  ------------  -------------  ------------  ------------  ------------
        Total increase
          (decrease)..........    105,238,956    42,375,343    (38,408,279)   96,658,393   422,987,601   292,464,503
NET ASSETS:
  Beginning of period.........    154,309,585   111,934,242    479,070,145   382,411,752   865,416,826   572,952,323
                                -------------  ------------  -------------  ------------  ------------  ------------
  END OF PERIOD...............  $ 259,548,541  $154,309,585  $ 440,661,866  $479,070,145  $1,288,404,427 $865,416,826
                                -------------  ------------  -------------  ------------  ------------  ------------
                                -------------  ------------  -------------  ------------  ------------  ------------
Undistributed net investment
  income......................  $      15,210  $    494,390  $    --        $      5,421  $        105  $     17,214
                                -------------  ------------  -------------  ------------  ------------  ------------
                                -------------  ------------  -------------  ------------  ------------  ------------
SHARES ISSUED AND REPURCHASED:
  Sold........................     15,513,116     5,834,627        688,255     1,947,513    12,705,268     7,140,373
  Issued in reinvestment of
    dividends and
    distributions.............      4,153,525     2,658,293      1,195,247     1,407,989     3,121,829     2,413,931
  Repurchased.................     (2,293,681)   (2,029,027)    (5,772,285)   (2,821,228)   (1,315,470)   (1,815,800)
                                -------------  ------------  -------------  ------------  ------------  ------------
  Net increase (decrease).....     17,372,960     6,463,893     (3,888,783)      534,274    14,511,627     7,738,504
                                -------------  ------------  -------------  ------------  ------------  ------------
                                -------------  ------------  -------------  ------------  ------------  ------------

DEAN WITTER VARIABLE INVESTMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31,

                                              CAPITAL GROWTH         GLOBAL DIVIDEND GROWTH
                                          ----------------------   ---------------------------
                                             1996        1995          1996           1995
                                          -----------  ---------   -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...............  $   406,814    3$87,427  $   5,178,815  $  3,729,139
    Net realized gain (loss)............   11,957,509  2,153,798      17,454,295     6,300,237
    Net change in unrealized
      appreciation/depreciation.........   (4,318,064) 13,237,372     21,236,500    23,341,679
                                          -----------  ---------   -------------  ------------
        Net increase....................    8,046,259  15,778,597     43,869,610    33,371,055
                                          -----------  ---------   -------------  ------------
  Dividends and distributions from:
    Net investment income...............     (132,322)  (310,895)     (5,251,753)   (4,044,117)
    Net realized gain...................   (1,337,440)    --          (6,985,312)     (222,586)
    In excess of net investment
      income............................      --          --            --             --
                                          -----------  ---------   -------------  ------------
        Total...........................   (1,469,762)  (310,895)    (12,237,065)   (4,266,703)
                                          -----------  ---------   -------------  ------------
  Transactions in shares of beneficial
    interest:
    Net proceeds from sales.............   21,627,226  14,176,359     90,625,831    41,054,512
    Reinvestment of dividends and
      distributions.....................    1,469,762    310,895      12,237,065     4,266,703
    Cost of shares repurchased..........   (9,806,505) (8,675,047)    (5,413,023)   (7,173,082)
                                          -----------  ---------   -------------  ------------
        Net increase (decrease).........   13,290,483  5,812,207      97,449,873    38,148,133
                                          -----------  ---------   -------------  ------------
        Total increase (decrease).......   19,866,980  21,279,909    129,082,418    67,252,485
NET ASSETS:
  Beginning of period...................   66,995,170  45,715,261    205,738,524   138,486,039
                                          -----------  ---------   -------------  ------------
  END OF PERIOD.........................  $86,862,150  66,$995,170 $ 334,820,942  $205,738,524
                                          -----------  ---------   -------------  ------------
                                          -----------  ---------   -------------  ------------
Undistributed net investment income.....  $   406,472    1$31,980  $     348,453  $     73,685
                                          -----------  ---------   -------------  ------------
                                          -----------  ---------   -------------  ------------
SHARES ISSUED AND REPURCHASED:
  Sold..................................    1,329,674  1,056,301       7,330,384     3,795,718
  Issued in reinvestment of dividends
    and distributions...................       96,568     24,762       1,008,262       397,706
  Repurchased...........................     (611,382)  (649,418)       (440,583)     (688,539)
                                          -----------  ---------   -------------  ------------
  Net increase (decrease)...............      814,860    431,645       7,898,063     3,504,885
                                          -----------  ---------   -------------  ------------
                                          -----------  ---------   -------------  ------------

------------------
  *    Dividends in excess of net investment income.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                      EUROPEAN GROWTH              PACIFIC GROWTH
                                ---------------------------   -------------------------
                                    1996          1995            1996         1995
                                ------------  -------------   ------------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  Operations:
    Net investment income.....  $  2,264,492  $  2,114,492    $  1,412,599  $ 1,021,997
    Net realized gain
      (loss)..................    19,547,703    10,996,721      (2,475,077)  (2,760,376)
    Net change in unrealized
  appreciation/depreciation...    41,074,663    24,638,745       3,540,345    6,493,134
                                ------------  -------------   ------------  -----------
        Net increase..........    62,886,858    37,749,958       2,477,867    4,754,755
                                ------------  -------------   ------------  -----------
  Dividends and distributions
    from:
    Net investment income.....      (531,371)   (1,774,678)     (1,651,362)    (719,960)
    Net realized gain.........   (11,996,632)   (5,391,962)        --           (15,252)
    In excess of net
      investment income.......       --           (210,717)        --           --
                                ------------  -------------   ------------  -----------
        Total.................   (12,528,003)   (7,377,357)     (1,651,362)    (735,212)
                                ------------  -------------   ------------  -----------
  Transactions in shares of
    beneficial interest:
    Net proceeds from sales...    60,993,831    18,351,213      66,862,929   33,260,368
    Reinvestment of dividends
      and distributions.......    12,528,003     7,377,357       1,651,362      735,212
    Cost of shares
      repurchased.............    (9,578,044)  (20,019,201)    (23,134,634) (15,110,167)
                                ------------  -------------   ------------  -----------
        Net increase
          (decrease)..........    63,943,790     5,709,369      45,379,657   18,885,413
                                ------------  -------------   ------------  -----------
        Total increase
          (decrease)..........   114,302,645    36,081,970      46,206,162   22,904,956
NET ASSETS:
  Beginning of period.........   188,119,409   152,037,439      98,330,295   75,425,339
                                ------------  -------------   ------------  -----------
  END OF PERIOD...............  $302,422,054  $188,119,409    $144,536,457  $98,330,295
                                ------------  -------------   ------------  -----------
                                ------------  -------------   ------------  -----------
Undistributed net investment
  income......................  $  2,259,627  $   (210,717)*  $  1,663,988  $ 1,563,457
                                ------------  -------------   ------------  -----------
                                ------------  -------------   ------------  -----------
SHARES ISSUED AND REPURCHASED:
  Sold........................     3,131,701     1,106,630       6,522,537    3,543,683
  Issued in reinvestment of
    dividends and
    distributions.............       677,922       454,397         173,462       79,076
  Repurchased.................      (514,185)   (1,268,442)     (2,326,246)  (1,630,781)
                                ------------  -------------   ------------  -----------
  Net increase (decrease).....     3,295,438       292,585       4,369,753    1,991,978
                                ------------  -------------   ------------  -----------
                                ------------  -------------   ------------  -----------

                                          EQUITY                    STRATEGIST
                                --------------------------  --------------------------
                                    1996          1995          1996          1995
                                ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  Operations:
    Net investment income.....  $  2,556,972  $  2,708,609  $ 13,143,825  $ 19,633,402
    Net realized gain
      (loss)..................    42,116,968    66,181,855     9,836,251     4,287,366
    Net change in unrealized
  appreciation/depreciation...     5,775,201    28,684,738    32,734,426    10,997,160
                                ------------  ------------  ------------  ------------
        Net increase..........    50,449,141    97,575,202    55,714,502    34,917,928
                                ------------  ------------  ------------  ------------
  Dividends and distributions
    from:
    Net investment income.....    (2,577,952)   (3,058,144)  (13,174,571)  (21,267,198)
    Net realized gain.........   (54,814,557)      --         (3,569,367)  (13,902,986)
    In excess of net
      investment income.......       --            --            --            --
                                ------------  ------------  ------------  ------------
        Total.................   (57,392,509)   (3,058,144)  (16,743,938)  (35,170,184)
                                ------------  ------------  ------------  ------------
  Transactions in shares of
    beneficial interest:
    Net proceeds from sales...   132,116,853    60,875,983    25,629,890    24,116,300
    Reinvestment of dividends
      and distributions.......    57,392,509     3,058,144    16,743,938    35,170,184
    Cost of shares
      repurchased.............   (20,436,940)  (23,961,072)  (46,155,709)  (63,215,404)
                                ------------  ------------  ------------  ------------
        Net increase
          (decrease)..........   169,072,422    39,973,055    (3,781,881)   (3,928,920)
                                ------------  ------------  ------------  ------------
        Total increase
          (decrease)..........   162,129,054   134,490,113    35,188,683    (4,181,176)
NET ASSETS:
  Beginning of period.........   359,779,370   225,289,257   388,579,169   392,760,345
                                ------------  ------------  ------------  ------------
  END OF PERIOD...............  $521,908,424  $359,779,370  $423,767,852  $388,579,169
                                ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------
Undistributed net investment
  income......................  $        763  $     21,743  $     16,567  $     47,313
                                ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------
SHARES ISSUED AND REPURCHASED:
  Sold........................     4,838,072     2,501,214     1,954,971     1,957,299
  Issued in reinvestment of
    dividends and
    distributions.............     2,452,920       136,228     1,285,378     2,891,755
  Repurchased.................      (770,532)   (1,080,135)   (3,573,439)   (5,160,690)
                                ------------  ------------  ------------  ------------
  Net increase (decrease).....     6,520,460     1,557,307      (333,090)     (311,636)
                                ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES--Dean Witter Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Investments in the Fund may be made only by (1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company of New York to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and (4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Dean Witter Discover & Co., the parent company of Dean Witter InterCapital Inc. (the "Investment Manager").

    The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of eleven Portfolios ("Portfolios") which commenced operations as follows:

                                    COMMENCEMENT OF
           PORTFOLIO                  OPERATIONS
-------------------------------  ---------------------
Money Market...................  March 9, 1984
Quality Income Plus............  March 1, 1987
High Yield.....................  March 9, 1984
Utilities......................  March 1, 1990
Dividend Growth................  March 1, 1990
Capital Growth.................  March 1, 1991

                                    COMMENCEMENT OF
           PORTFOLIO                  OPERATIONS
-------------------------------  ---------------------
Global Dividend Growth.........  February 23, 1994
European Growth................  March 1, 1991
Pacific Growth.................  February 23, 1994
Equity.........................  March 9, 1984
Strategist.....................  March 1, 1987

    Subsequent to the date of this report, two additional portfolios, Capital Appreciation and Income Builder, commenced operations.
    The investment objectives of each Portfolio are as follows:

     PORTFOLIO                         INVESTMENT OBJECTIVE
Money Market          Seeks high current income, preservation of capital and
                      liquidity by investing in short-term money market
                      instruments.
Quality Income        Seeks, as its primary objective, to earn a high level
Plus                  of current income and, as a secondary objective,
                      capital appreciation, but only when consistent with its
                      primary objective, by investing primarily in U.S.
                      Government securities and higher-rated fixed income
                      securities.
High Yield            Seeks, as its primary objective, to earn a high level
                      of current income and, as a secondary objective,
                      capital appreciation, but only when consistent with its
                      primary objective, by investing primarily in
                      lower-rated fixed income securities.
Utilities             Seeks to provide current income and long-term growth of
                      income and capital by investing primarily in equity and
                      fixed income securities of companies engaged in the
                      public utilities industry.
Dividend Growth       Seeks to provide reasonable current income and
                      long-term growth of income and capital by investing
                      primarily in common stock of companies with a record of
                      paying dividends and the potential for increasing
                      dividends.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

     PORTFOLIO                         INVESTMENT OBJECTIVE
Capital Growth        Seeks long-term capital growth by investing primarily
                      in common stocks.
Global Dividend       Seeks to provide reasonable current income and
Growth                long-term growth of income and capital by investing
                      primarily in common stocks of companies, issued by
                      issuers worldwide, with a record of paying dividends
                      and the potential for increasing dividends.
European Growth       Seeks to maximize the capital appreciation of its
                      investments by investing primarily in securities issued
                      by issuers located in Europe.
Pacific Growth        Seeks to maximize the capital appreciation of its
                      investments by investing primarily in securities issued
                      by issuers located in Asia, Australia and New Zealand.
Equity                Seeks, as its primary objective, capital growth and, as
                      a secondary objective, income, but only when consistent
                      with its primary objective, by investing primarily in
                      common stocks.
Strategist            Seeks a high total investment return through a fully
                      managed investment policy utilizing equity, investment
                      grade fixed income and money market securities and
                      writing covered options.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies:

    A. VALUATION OF INVESTMENTS--Money Market: Securities are valued at amortized cost which approximates market value. All remaining Portfolios:
    (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of the European Growth and the Pacific Growth Portfolios, by Morgan Grenfell Investment Services Limited (the "Sub-Adviser")) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------
    securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

    B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts on securities owned; gains and losses realized upon the sale of securities are based on amortized cost. Discounts for all other Portfolios are accreted over the life of the respective securities.

    C. ACCOUNTING FOR OPTIONS--(1) Written options on debt obligations, equities and foreign currency: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; and (2) purchased options on debt obligations, equities and foreign currency: When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

    D. FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------
    Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

    E. FORWARD FOREIGN CURRENCY CONTRACTS--Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    F. FEDERAL INCOME TAX STATUS--It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    H. EXPENSES--Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS--Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day: Money Market, High Yield and Strategist - 0.50%; Quality Income Plus - 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million; Utilities - 0.65% to the portion of daily net assets not exceeding $500 million and 0.55% to the portion of daily net assets exceeding $500 million; Capital Growth - 0.65%; Global Dividend Growth - 0.75%; European Growth and Pacific Growth - 1.0%; Dividend Growth - 0.625% to the portion of daily net assets not exceeding $500 million and 0.50% to the portion of daily net assets exceeding $500 million; and Equity - 0.50%. Effective May 1, 1996, both Dividend Growth and Equity reduced the fee to 0.475% to the portion of daily net assets exceeding $1 billion.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

    Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Adviser, the Sub-Adviser provides the European Growth and the Pacific Growth Portfolios with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 1996 were as follows:

                                            U.S. GOVERNMENT SECURITIES                      OTHER
                                        ----------------------------------  --------------------------------------
                                           PURCHASES      SALES/MATURITIES      PURCHASES        SALES/MATURITIES
                                        ----------------  ----------------  ------------------  ------------------
Money Market..........................  $     34,727,080  $     34,146,513  $    1,364,792,850  $    1,289,557,502
Quality Income Plus...................       540,237,465       537,800,364         327,453,423         342,350,395
High Yield............................         --                --                193,637,673         107,500,195
Utilities.............................         --                --                 39,515,210          86,337,177
Dividend Growth.......................         9,726,945         --                450,355,560         245,956,315
Capital Growth........................           276,950           482,131          76,773,736          70,773,986
Global Dividend Growth................         --                --                188,880,870         103,806,207
European Growth.......................         --                --                147,909,438          95,507,480
Pacific Growth........................         --                --                107,612,810          65,775,402
Equity................................        25,736,705        68,057,156       1,259,806,434       1,111,280,254
Strategist............................       151,982,528       125,116,517         414,261,509         460,798,455

    Included in the aforementioned purchases and sales of portfolio securities of the Equity Portfolio are purchases and sales of equity securities of The Allstate Corporation, the parent company of Northbrook Life Insurance Company and Allstate Life Insurance Company of New York, affiliates of the Fund, in the amount of $5,701,295 and $5,059,117, respectively, as well as a realized gain of $491,975.

    Included in the payable for investments purchased at December 31, 1996 for the Capital Growth and Dividend Growth Portfolios are $476,125 and $1,234,400, respectively, for unsettled trades with DWR.

    Included in the receivable for investments sold at December 31, 1996 for the Global Dividend Growth and Equity Portfolios are $114,705 and $1,628,455, respectively, for unsettled trades with DWR.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

    For the year ended December 31, 1996, the following Portfolios incurred commissions with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the
Portfolio:

                                    GLOBAL
            DIVIDEND     CAPITAL   DIVIDEND
UTILITIES    GROWTH      GROWTH     GROWTH      EQUITY     STRATEGIST
---------  -----------  ---------  ---------  -----------  ---------
$  49,500  $   181,121  $  38,010  $  35,401  $   220,150  $  34,525
---------  -----------  ---------  ---------  -----------  ---------
---------  -----------  ---------  ---------  -----------  ---------

    For the year ended December 31, 1996, the Pacific Growth Portfolio incurred brokerage commissions of $16,933 with affiliates of the Sub-Adviser for portfolio transactions executed.

    Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent.

    The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1996 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                                                                 QUALITY
                                                       MONEY     INCOME      HIGH                 DIVIDEND      CAPITAL
                                                      MARKET      PLUS       YIELD    UTILITIES    GROWTH       GROWTH
                                                     ---------  ---------  ---------  ---------  -----------  -----------
Aggregate Pension Cost.............................  $      91  $     160  $      59  $     155   $     332    $      25
                                                     ---------  ---------  ---------  ---------  -----------       -----
                                                     ---------  ---------  ---------  ---------  -----------       -----
Accrued Pension Liability..........................  $  11,251  $   9,984  $   3,383  $   4,848   $   7,933    $     320
                                                     ---------  ---------  ---------  ---------  -----------       -----
                                                     ---------  ---------  ---------  ---------  -----------       -----

                                                                GLOBAL
                                                               DIVIDEND     EUROPEAN     PACIFIC
                                                                GROWTH       GROWTH      GROWTH     EQUITY    STRATEGIST
                                                              -----------  -----------  ---------  ---------  -----------
Aggregate Pension Cost......................................   $     609    $      71   $     328  $     140   $     131
                                                                   -----        -----   ---------  ---------  -----------
                                                                   -----        -----   ---------  ---------  -----------
Accrued Pension Liability...................................   $     485    $     738   $   1,094  $   5,083   $   8,645
                                                                   -----        -----   ---------  ---------  -----------
                                                                   -----        -----   ---------  ---------  -----------

4. FEDERAL INCOME TAX STATUS--At December 31, 1996, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                     (AMOUNTS IN THOUSANDS)
AVAILABLE THROUGH               -------------------------------------------------------------------------------------------------
 DECEMBER 31,                     1997       1998       1999       2000       2001       2002       2003       2004       TOTAL
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Quality Income Plus...........     --         --         --         --         --      $  24,848     --      $   2,604  $  27,452
High Yield....................  $  10,694  $  34,291  $   7,336  $   3,057  $   4,736      3,256  $   2,984      5,521     71,875
Pacific Growth................     --         --         --         --         --         --          1,398      5,350      6,748

    Net capital and net currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1996:

HIGH YIELD   GLOBAL DIVIDEND GROWTH  EUROPEAN GROWTH   PACIFIC GROWTH
-----------  ----------------------  ----------------  --------------
$   218,000        $    9,000          $    289,000     $    488,000
-----------           -------        ----------------  --------------
-----------           -------        ----------------  --------------

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

    At December 31, 1996, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                           TEMPORARY DIFFERENCES                PERMANENT DIFFERENCES
                                       -----------------------------  ------------------------------------------
                                       POST-OCTOBER  LOSS DEFERRALS     FOREIGN CURRENCY       EXPIRED CAPITAL
                                          LOSSES     FROM WASH SALES      GAINS/LOSSES        LOSS CARRYFORWARD
                                       ------------  ---------------  ---------------------  -------------------
Quality Income Plus..................                       -
High Yield...........................       -               -                                         -
Utilities............................                       -
Dividend Growth......................                       -
Capital Growth.......................                       -
Global Dividend Growth...............       -               -                   -
European Growth......................       -               -                   -
Pacific Growth.......................       -               -                   -
Equity...............................                       -
Strategist...........................                       -

    Additionally, Global Dividend Growth, European Growth and Pacific Growth Portfolios had temporary differences attributable to income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent differences attributable to tax adjustments on PFICs sold.

    To reflect reclassifications arising from permanent book/tax differences for the year ended December 31, 1996, the following accounts were (charged) credited:

                                                                         ACCUMULATED UNDISTRIBUTED
                                                                               NET REALIZED
                                              ACCUMULATED UNDISTRIBUTED    GAIN/ACCUMULATED NET
                                                NET INVESTMENT INCOME          REALIZED LOSS        PAID-IN-CAPITAL
                                              -------------------------  -------------------------  --------------
High Yield..................................             --                   $     7,297,039       $   (7,297,039)
Global Dividend Growth......................        $     347,706                    (347,706)            --
European Growth.............................              737,223                    (737,223)            --
Pacific Growth..............................              339,294                    (339,294)            --

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS--The Global Dividend Growth, European Growth and Pacific Growth Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Such Portfolios may also purchase put options on foreign currencies in which the Portfolios' securities are denominated to protect against a decline in value of such securities due to currency devaluations.

    Forward contracts and over-the-counter purchased put options on foreign currencies involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts and over-the-counter purchased put options on foreign currencies from the potential inability of the counterparties to meet the terms of their contracts.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

    At December 31, 1996, the Global Dividend Growth, European Growth and Pacific Growth Portfolios had outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

    At December 31, 1996 the Global Dividend Growth Portfolio's investments in securities of issuers in Japan represented 25.5% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in this region.

    At December 31, 1996, the Global Dividend Growth, European Growth and Pacific Growth Portfolios' cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED RATIOS AND PER SHARE DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                          NET ASSET
                            VALUE        NET        NET REALIZED    TOTAL FROM
                          BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS TO
   YEAR ENDED DEC. 31     OF PERIOD     INCOME      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS     SHAREHOLDERS
       ----------         ---------   ----------   --------------   ----------   ------------   ----------------
MONEY MARKET
1987                       $ 1.00       $0.061         $--           $  0.061      $(0.061)         $--
1988                         1.00        0.070         --               0.070       (0.070)         --
1989                         1.00        0.086         --               0.086       (0.086)         --
1990                         1.00        0.076         --               0.076       (0.076)         --
1991                         1.00        0.056         --               0.056       (0.056)         --
1992                         1.00        0.034         --               0.034       (0.034)         --
1993                         1.00        0.027         --               0.027       (0.027)         --
1994                         1.00        0.037         --               0.037       (0.037)         --
1995                         1.00        0.055         --               0.055       (0.055)         --
1996                         1.00        0.050         --               0.050       (0.050)         --
QUALITY INCOME PLUS
1987(a)                     10.00         0.64          (0.39)           0.25        (0.64)         --
1988                         9.61         0.85          (0.16)           0.69        (0.85)         --
1989                         9.45         0.88           0.28            1.16        (0.88)         --
1990                         9.73         0.86          (0.24)           0.62        (0.86)         --
1991                         9.49         0.85           0.85            1.70        (0.85)         --
1992                        10.34         0.77           0.05            0.82        (0.77)         --
1993                        10.39         0.69           0.64            1.33        (0.69)         --
1994                        11.03         0.69          (1.40)          (0.71)       (0.69)           (0.18)
1995                         9.45         0.72           1.50            2.22        (0.71)         --
1996                        10.96         0.71          (0.58)           0.13        (0.72)         --
HIGH YIELD
1987                        12.06         0.91          (1.15)          (0.24)       (0.91)           (0.94)
1988                         9.97         1.14          (0.05)           1.09        (1.14)         --
1989                         9.92         1.30          (2.40)          (1.10)       (1.30)         --
1990                         7.52         1.13          (2.91)          (1.78)       (1.13)           (0.06)*
1991                         4.55         0.70           1.81            2.51        (0.70)           (0.11)*
1992                         6.25         0.96           0.18            1.14        (0.96)         --
1993                         6.43         0.81           0.68            1.49        (0.81)         --
1994                         7.11         0.79          (0.95)          (0.16)       (0.79)         --
1995                         6.16         0.80           0.08            0.88        (0.78)         --
1996                         6.26         0.77          (0.06)           0.71        (0.79)         --
UTILITIES
1990 (b)                    10.00         0.47          (0.04)           0.43        (0.41)         --
1991                        10.02         0.54           1.45            1.99        (0.54)         --
1992                        11.47         0.51           0.88            1.39        (0.52)         --
1993                        12.34         0.49           1.43            1.92        (0.50)           (0.02)
1994                        13.74         0.53          (1.75)          (1.22)       (0.52)           (0.08)
1995                        11.92         0.53           2.81            3.34        (0.58)         --
1996                        14.68         0.55           0.70            1.25        (0.55)           (0.04)
DIVIDEND GROWTH
1990(b)                     10.00         0.33          (1.10)          (0.77)       (0.30)         --
1991                         8.93         0.36           2.08            2.44        (0.37)         --
1992                        11.00         0.37           0.51            0.88        (0.37)         --
1993                        11.51         0.36           1.27            1.63        (0.36)         --
1994                        12.78         0.38          (0.80)          (0.42)       (0.37)         --
1995                        11.99         0.38           3.89            4.27        (0.41)           (0.26)
1996                        15.59         0.41           3.22            3.63        (0.41)           (0.41)

------------

                          Commencement of operations:
 (a)   March 1, 1987.
 (b)   March 1, 1990.
  + Calculated based on the net asset value as of the last business day of the period.
  *    Distribution from capital.
 (1)   Not annualized.
 (2)   Annualized.
 (3) If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1987 through August 26, 1987, the ratio of expenses to average net assets would have been 0.74%.
 (4) If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1990 through August 31, 1990, the ratio of expenses to average net assets would have been 0.75%.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                            RATIOS TO
                                                                       AVERAGE NET ASSETS
                                                                      ---------------------
TOTAL DIVIDENDS          NET ASSET       TOTAL        NET ASSETS AT                  NET       PORTFOLIO     AVERAGE
      AND                VALUE END     INVESTMENT     END OF PERIOD                INVESTMENT  TURNOVER     COMMISSION
 DISTRIBUTIONS           OF PERIOD      RETURN+          (000'S)       EXPENSES     INCOME       RATE       RATE PAID
----------------        -----------  --------------   --------------  ----------   --------    ---------   ------------
     $   (0.061)             $1.00          6.26%         $  69,467      0.65%      6.26%         N/A          N/A
         (0.070)              1.00          7.23             77,304      0.62       7.04          N/A          N/A
         (0.086)              1.00          9.05             76,701      0.58       8.67          N/A          N/A
         (0.076)              1.00          7.89            118,058      0.57       7.60          N/A          N/A
         (0.056)              1.00          5.75            104,277      0.57       5.62          N/A          N/A
         (0.034)              1.00          3.43             96,151      0.59       3.38          N/A          N/A
         (0.027)              1.00          2.75            129,925      0.57       2.71          N/A          N/A
         (0.037)              1.00          3.81            268,624      0.55       3.93          N/A          N/A
         (0.055)              1.00          5.66            249,787      0.53       5.52          N/A          N/A
         (0.050)              1.00          5.11            340,238      0.52       4.97          N/A          N/A

         (0.64)               9.61          2.62(1)          24,094      0.35(2)(3)  8.33(2)     265%(1)       N/A
         (0.85)               9.45          7.32             28,037      0.73       8.87         277           N/A
         (0.88)               9.73         12.78             48,784      0.70       9.09         242           N/A
         (0.86)               9.49          6.84             57,407      0.66       9.09         166           N/A
         (0.85)              10.34         18.75             81,918      0.60       8.39         105           N/A
         (0.77)              10.39          8.26            163,368      0.58       7.41         148           N/A
         (0.69)              11.03         12.99            487,647      0.56       6.17         219           N/A
         (0.87)               9.45         (6.63)           414,905      0.54       6.88         254           N/A
         (0.71)              10.96         24.30            520,579      0.54       7.07         162           N/A
         (0.72)              10.37          1.56            474,660      0.53       6.84         182           N/A

         (1.85)               9.97         (3.02)           191,631      0.53       7.66         287           N/A
         (1.14)               9.92         10.83            192,290      0.56      11.06         140           N/A
         (1.30)               7.52        (12.44)            96,359      0.55      13.94          54           N/A
         (1.19)               4.55        (25.54)            27,078      0.69      17.98          42           N/A
         (0.81)               6.25         58.14             34,603      1.01      12.29         300           N/A
         (0.96)               6.43         18.35             40,042      0.74      14.05         204           N/A
         (0.81)               7.11         24.08             90,200      0.60      11.80         177           N/A
         (0.79)               6.16         (2.47)           111,934      0.59      11.71         105           N/A
         (0.78)               6.26         14.93            154,310      0.54      12.67          58           N/A
         (0.79)               6.18         11.98            259,549      0.51      12.59          57           N/A

         (0.41)              10.02          4.52(1)          37,597      0.40(2)(4)  6.38(2)      46(1)        --
         (0.54)              11.47         20.56             68,449      0.80       5.23          25           --
         (0.52)              12.34         12.64            153,748      0.73       4.63          26           --
         (0.52)              13.74         15.69            490,934      0.71       3.75          11           --
         (0.60)              11.92         (9.02)           382,412      0.68       4.21          15           --
         (0.58)              14.68         28.65            479,070      0.68       4.00          13           --
         (0.59)              15.34          8.68            440,662      0.67       3.61           9       $   0.0543

         (0.30)               8.93         (7.81)(1)         57,282      0.54(2)(4)  4.50(2)      19(1)        --
         (0.37)              11.00         27.76             98,023      0.73       3.61           6           --
         (0.37)              11.51          8.16            192,551      0.69       3.42           4           --
         (0.36)              12.78         14.34            483,145      0.68       3.01           6           --
         (0.37)              11.99         (3.27)           572,952      0.64       3.13          20           --
         (0.67)              15.59         36.38            865,417      0.61       2.75          24           --
         (0.82)              18.40         23.96          1,288,404      0.57       2.46          23           0.0553

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
SELECTED RATIOS AND PER SHARE DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                          NET ASSET
                            VALUE        NET        NET REALIZED    TOTAL FROM
                          BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS TO
   YEAR ENDED DEC. 31     OF PERIOD     INCOME      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS     SHAREHOLDERS
       ----------         ---------   ----------   --------------   ----------   ------------   ----------------
CAPITAL GROWTH
1991(b)                    $10.00       $ 0.15         $ 2.67        $   2.82      $ (0.13)       $  --
1992                        12.69         0.07           0.13            0.20        (0.08)            (0.02)
1993                        12.79         0.08          (0.98)          (0.90)       (0.08)          --
1994                        11.81         0.10          (0.26)          (0.16)       (0.10)            (0.03)
1995                        11.52         0.10           3.68            3.78        (0.08)          --
1996                        15.22         0.08           1.65            1.73        (0.03)            (0.27)
GLOBAL DIVIDEND GROWTH
1994(c)                     10.00         0.23          (0.20)           0.03        (0.21)          --
1995                         9.82         0.24           1.90            2.14        (0.26)            (0.01)
1996                        11.69         0.24           1.75            1.99        (0.24)            (0.31)
EUROPEAN GROWTH
1991(b)                     10.00         0.25          (0.13)           0.12        (0.23)          --
1992                         9.89         0.08           0.32            0.40        (0.10)            (0.01)
1993                        10.18         0.12           3.98            4.10        (0.12)            (0.13)
1994                        14.03         0.17           0.96            1.13        (0.16)            (0.44)
1995                        14.56         0.20           3.50            3.70        (0.19)**          (0.54)
1996                        17.53         0.17           4.91            5.08        (0.04)            (1.01)
PACIFIC GROWTH
1994(c)                     10.00         0.07          (0.74)          (0.67)      --                 (0.07)
1995                         9.26         0.12           0.41            0.53        (0.09)          --
1996                         9.70         0.05           0.32            0.37        (0.11)          --
EQUITY
1987                        14.41         0.30          (0.94)          (0.64)       (0.33)            (0.95)
1988                        12.49         0.39           0.83            1.22        (0.35)          --
1989                        13.36         0.71           1.77            2.48        (0.70)          --
1990                        15.14         0.48          (1.03)          (0.55)       (0.49)          --
1991                        14.10         0.20           8.05            8.25        (0.21)          --
1992                        22.14         0.23          (0.47)          (0.24)       (0.24)            (1.86)
1993                        19.80         0.15           3.63            3.78        (0.15)            (1.28)
1994                        22.15         0.23          (1.31)          (1.08)       (0.22)            (1.60)
1995                        19.25         0.22           7.92            8.14        (0.25)          --
1996                        27.14         0.16           2.70            2.86        (0.16)            (3.45)
STRATEGIST
1987(a)                     10.00         0.48          (0.35)           0.13        (0.48)          --
1988                         9.65         0.70           0.51            1.21        (0.64)          --
1989                        10.22         0.84           0.20            1.04        (0.79)            (0.06)
1990                        10.41         0.61          (0.46)           0.15        (0.67)            (0.08)
1991                         9.81         0.47           2.24            2.71        (0.50)          --
1992                        12.02         0.44           0.41            0.85        (0.45)            (0.13)
1993                        12.29         0.38           0.86            1.24        (0.38)            (0.47)
1994                        12.68         0.48           0.01            0.49        (0.46)            (0.26)
1995                        12.45         0.62           0.49            1.11        (0.67)            (0.44)
1996                        12.45         0.43           1.39            1.82        (0.43)            (0.12)

------------

       Commencement of operations:
 (a)   March 1, 1987.
 (b)   March 1, 1991.
 (c)   February 23, 1994.
  + Calculated based on the net asset value as of the last business day of the period.
 **    Includes distributions in excess of net investment income of $0.02.
 (1)   Not annualized.
 (2)   Annualized.
 (3) If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1987 through August 26, 1987, the ratio of expenses to average net assets would have been 0.74%.
 (4) If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1991 through December 31, 1991, the ratio of expenses to average net assets would have been 1.60% for Capital Growth and 4.12% for European Growth.
 (5) If the Investment Manager had not assumed all expenses and waived the management fee for the period February 23, 1994 through May 12, 1994 for Global Dividend Growth and February 23, 1994 through August 2, 1994 for Pacific Growth, the ratio of expenses to average net assets would have been 0.97% for Global Dividend Growth and 1.40% for Pacific Growth.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                          RATIOS TO
                                                                     AVERAGE NET ASSETS
                                                                 ---------------------------
    TOTAL         NET ASSET        TOTAL        NET ASSETS AT                         NET       PORTFOLIO      AVERAGE
DIVIDENDS AND     VALUE END      INVESTMENT     END OF PERIOD                      INVESTMENT   TURNOVER      COMMISSION
DISTRIBUTIONS     OF PERIOD       RETURN+          (000'S)          EXPENSES        INCOME        RATE        RATE PAID
--------------   -----------   --------------   --------------   --------------    ---------    ---------    ------------
     $ (0.13)    $12.69              28.41%(1)      $  18,400      --   %(2)(4)     1.82%(2)       32%(1)    $   --
       (0.10)     12.79               1.64             45,105       0.86            0.62           22            --
       (0.08)     11.81              (6.99)            50,309       0.74            0.78           36            --
       (0.13)     11.52              (1.28)            45,715       0.77            0.90           37            --
       (0.08)     15.22              32.92             66,995       0.74            0.70           34            --
       (0.30)     16.65              11.55             86,862       0.73            0.52           98            0.0570

       (0.21)      9.82               0.27(1)         138,486       0.87(2)(5)      2.62(2)        20(1)         --
       (0.27)     11.69              22.14            205,739       0.88            2.23           55            --
       (0.55)     13.13              17.49            334,821       0.85            1.94           39            0.0360

       (0.23)      9.89               1.34(1)           3,653      --   (2)(4)      3.18(2)        77(1)         --
       (0.11)     10.18               3.99             10,686       1.73            0.74           97            --
       (0.25)     14.03              40.88             79,052       1.28            0.97           77            --
       (0.60)     14.56               8.36            152,021       1.16            1.49           58            --
       (0.73)     17.53              25.89            188,119       1.17            1.25           69            --
       (1.05)     21.56              29.99            302,422       1.11            0.97           43            0.0453

       (0.07)      9.26              (6.73)(1)         75,425       1.00(2)(5)      0.56(2)        22(1)         --
       (0.09)      9.70               5.74             98,330       1.44            1.23           53            --
       (0.11)      9.96               3.89            144,536       1.37            1.01           50            0.0108

       (1.28)     12.49              (6.23)            52,502       0.59            2.02           63            --
       (0.35)     13.36               9.84             39,857       0.65            2.77          162            --
       (0.70)     15.14              18.83             58,316       0.60            4.85           81            --
       (0.49)     14.10              (3.62)            41,234       0.62            3.38          130            --
       (0.21)     22.14              59.05             63,524       0.64            1.09          214            --
       (2.10)     19.80               0.05             77,527       0.62            1.22          286            --
       (1.43)     22.15              19.72            182,828       0.58            0.69          265            --
       (1.82)     19.25              (4.91)           225,289       0.57            1.19          299            --
       (0.25)     27.14              42.53            359,779       0.54            0.97          269            --
       (3.61)     26.39              12.36            521,908       0.54            0.58          279            0.0587

       (0.48)      9.65               1.23(1)          27,016       0.38(2)(3)      6.73(2)       172(1)         --
       (0.64)     10.22              12.79             61,947       0.66            7.29          310            --
       (0.85)     10.41              10.67             88,712       0.57            8.38          282            --
       (0.75)      9.81               1.56             68,447       0.58            6.10          163            --
       (0.50)     12.02              28.26             87,779       0.60            4.34           86            --
       (0.58)     12.29               7.24            136,741       0.58            3.74           87            --
       (0.85)     12.68              10.38            287,502       0.57            3.11           57            --
       (0.72)     12.45               3.94            392,760       0.54            3.93          125            --
       (1.11)     12.45               9.48            388,579       0.52            5.03          329            --
       (0.55)     13.72              15.02            423,768       0.52            3.30          153            0.0591

DEAN WITTER VARIABLE INVESTMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Trustees of Dean Witter Variable Investment Series

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, the Quality Income Plus Portfolio, the High Yield Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Capital Growth Portfolio, the Global Dividend Growth Portfolio, the European Growth Portfolio, the Pacific Growth Portfolio, the Equity Portfolio, and the Strategist Portfolio (constituting Dean Witter Variable Investment Series, hereafter referred to as the "Fund") at December 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 17, 1997

                   1996 FEDERAL INCOME TAX NOTICE (UNAUDITED)
      During the year ended December 31, 1996, the following Portfolios paid to shareholders the following long-term capital gains per share:

                                         GLOBAL
              DIVIDEND      CAPITAL     DIVIDEND     EUROPEAN
 UTILITIES     GROWTH       GROWTH       GROWTH       GROWTH      EQUITY    STRATEGIST
-----------  -----------  -----------  -----------  -----------  ---------  -----------
 $    0.04    $    0.41    $    0.27    $    0.14    $    1.01   $    0.58   $    0.01
     -----        -----        -----        -----        -----   ---------       -----
     -----        -----        -----        -----        -----   ---------       -----

                                    Trustees
             ------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo              Michael E. Nugent
              Edwin J. Garn                       Philip J. Purcell
              John R. Haire                       John L. Schroeder

                                    Officers
             ------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

               Transfer Agent                             Independent Accountants
 -------------------------------------------    -------------------------------------------
          Dean Witter Trust Company                        Price Waterhouse LLP
   Harborside Financial Center--Plaza Two               1177 Avenue of the Americas
        Jersey City, New Jersey 07311                    New York, New York 10036

                               Investment Manager
             ------------------------------------------------------
                         Dean Witter InterCapital Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Adviser
                (European Growth and Pacific Growth Portfolios)
             ------------------------------------------------------
                  Morgan Grenfell Investment Services Limited

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

                                 DEAN WITTER
                          VARIABLE INVESTMENT SERIES

                                ANNUAL REPORT

                              DECEMBER 31, 1996


                             [LOGO] DEAN WITTER


Allstate Life Insurance                               BULK RATE MAIL
Company of New York                                    U.S. POSTAGE
Post Office Box 2898                                       PAID
Huntington Station, NY 11746                          ROCKVILLE CENTER
                                                         NY 11570
                                                       PERMIT NO. 150


                                                                    40915A

DEAN WITTER VARIABLE CAPITAL GROWTH PORTFOLIO
                              GROWTH OF $10,000

      DATE                    TOTAL                   S&P 500

March 1, 1991                $10,000                  $10,000

December 31, 1991            $12,841                  $11,563

December 31, 1992            $13,051                  $12,443

December 31, 1993            $12,139                  $13,696

December 31, 1994            $11,984                  $13,876

December 31, 1995            $15,929                  $19,089

December 31, 1996            $17,768(3)               $23,466

                     AVERAGE ANNUAL TOTAL RETURN
                  1 YEAR            5 YEAR         LIFE OF PORTFOLIO

                 11.55%(1)         6.71%(1)         10.35%(1)

                    _____ Portfolio     _____ S&P 500 (2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying Portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying Portfolio. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE DIVIDEND GROWTH PORTFOLIO
                              GROWTH OF $10,000

      DATE                    TOTAL                   S&P 500

March 1, 1990                $10,000                  $10,000

December 31, 1990            $ 9,219                  $10,235

December 31, 1991            $11,778                  $13,347

December 31, 1992            $12,740                  $14,363

December 31, 1993            $14,567                  $15,808

December 31, 1994            $14,090                  $16,017

December 31, 1995            $19,216                  $22,030

December 31, 1996            $23,821(3)               $27,086

                        AVERAGE ANNUAL TOTAL RETURN (FUND)
                 1 YEAR            5 YEARS     LIFE OF PORTFOLIO

                23.96%(1)         15.13%(1)       13.54%(1)

                  _____ Portfolio   _____ S&P 500 (2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying Portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)   The Standard & Poor's 500 Composite Stock Price Index (S&P
      500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying Portfolio. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE EQUITY PORTFOLIO
                              GROWTH OF $10,000

      DATE                    TOTAL                   S&P 500

December 31, 1986            $10,000                  $10,000

December 31, 1987            $ 9,377                  $10,525

December 31, 1988            $10,300                  $12,267

December 31, 1989            $12,239                  $16,148

December 31, 1990            $11,797                  $15,649

December 31, 1991            $18,762                  $20,408

December 31, 1992            $18,772                  $21,961

December 31, 1993            $22,474                  $24,170

December 31, 1994            $21,370                  $24,489

December 31, 1995            $30,458                  $33,683

December 31, 1996            $34,224(3)               $41,412

                         AVERAGE ANNUAL TOTAL RETURN (FUND)
                        1 YEAR      5 YEARS        10 YEARS
                       12.36%(1)   12.77%(1)       13.09%(1)

                       _____ Portfolio      _____ S&P 500(2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying Portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying Portfolio. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE EUROPEAN GROWTH PORTFOLIO
                              GROWTH OF $10,000

      DATE                    TOTAL         MSCI WORLD INDEX

March 1, 1991                $10,000            $10,000

December 31, 1991            $10,134            $10,399

December 31, 1992            $10,539            $ 9,656

December 31, 1993            $14,847            $11,625

December 31, 1994            $16,089            $12,016

December 31, 1995            $20,254            $14,263

December 31, 1996            $26,329(3)         $15,935

                              AVERAGE ANNUAL TOTAL RETURN
                      1 YEAR         5 YEAR       LIFE OF PORTFOLIO

                     29.99%(1)      21.04%(1)        18.04%(1)

                      _____ Portfolio     _____ MSCI WORLD INDEX(2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying Portfolio based on net asset value. It does not reflect the deduction of any insurance expenses, and annual contract maintenance fee, or surrender charges.

(2) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The Index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying Portfolio. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE GLOBAL DIVIDEND GROWTH PORTFOLIO
                              GROWTH OF $10,000

                DATE               TOTAL       MSCI WORLD IX

February 23, 1994                 $10,000         $10,000

December 31, 1994                 $10,027         $ 9,925

December 31, 1995                 $12,247         $11,781

December 31, 1996                 $14,388(3)      $13,162

                           AVERAGE ANNUAL TOTAL RETURN (FUND)
                            ONE YEAR     LIFE OF PORTFOLIO

                            17.49%(1)     13.60%(1)

                        _____ Portfolio     _____ MSCI(2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying Portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The Index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying Portfolio. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE HIGH YIELD PORTFOLIO
                              GROWTH OF $10,000

      DATE                 TOTAL        LEHMAN MF IX      LEHMAN BROS

December 31, 1986         $10,000         $10,000           $10,000

December 31, 1987         $ 9,698         $10,270           $10,499

December 31, 1988         $10,749         $11,251           $11,815

December 31, 1989         $ 9,411         $12,659           $11,913

December 31, 1990         $ 7,007         $13,355           $10,770

December 31, 1991         $11,081         $16,112           $15,744

December 31, 1992         $13,115         $17,617           $18,223

December 31, 1993         $16,273         $19,879           $21,343

December 31, 1994         $15,871         $19,194           $21,124

December 31, 1995         $18,241         $23,365           $25,173

December 31, 1996         $20,426(4)      $24,463           $28,030

                       AVERAGE ANNUAL TOTAL RETURN (FUND)

                   1 YEAR          5 YEARS        10 YEARS
                  11.98%(1)       13.01%(1)       7.40%(1)

      _____ Portfolio   _____ Lehman MF IX (2)   _____ Lehman Bros. (3)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying Portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Lehman Brothers Mutual Fund Corporate/High Yield Index tracks the performance of all investment and noninvestment-grade corporate debt securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lehman Brothers High Yield Index tracks the performance of all below investment-grade securities which have at least $100 million in outstanding issuance, are greater than one year to maturity and are issued in fixed rate U.S. dollar denominations. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) Closing value on December 31, 1996 for the underlying Portfolio. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE PACIFIC GROWTH PORTFOLIO

                              GROWTH OF $10,000

        DATE                    TOTAL                   MSCI WORLD IX

February 23, 1994              $10,000                     $10,000

December 31, 1994              $ 9,327                     $ 9,925

December 31, 1995              $ 9,862                     $11,781

December 31, 1996              $10,246(3)                  $13,162

                        AVERAGE ANNUAL TOTAL RETURN (FUND)
                        ONE YEAR       LIFE OF PORTFOLIO

                        3.89%(1)         0.85%(1)

                 _____ Portfolio      _____ MSCI WORLD IX(2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying Portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The Index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying Portfolio. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE QUALITY INCOME PLUS PORTFOLIO
                              GROWTH OF $10,000

      DATE                   TOTAL             LEHMAN

March 1, 1987               $10,000            $10,000

December 31, 1987           $10,262            $10,109

December 31, 1988           $11,014            $10,907

December 31, 1989           $12,421            $12,491

December 31, 1990           $13,271            $13,611

December 31, 1991           $15,759            $15,788

December 31, 1992           $17,060            $16,957

December 31, 1993           $19,276            $18,610

December 31, 1994           $17,998            $18,066

December 31, 1995           $22,371            $21,403

December 31, 1996           $22,719(3)         $22,180

                       AVERAGE ANNUAL TOTAL RETURN (FUND)
                    1 YEAR      5 YEARS     LIFE OF PORTFOLIO

                   1.56%(1)    7.59%(1)         8.70%(1)

                   _____ Portfolio      _____ Lehman(2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying Portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying Portfolio. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE STRATEGIST PORTFOLIO
                              GROWTH OF $10,000

      DATE                    TOTAL             S&P 500         LEHMAN IX

March 4, 1987                $10,000            $10,000          $10,000

December 31, 1987            $10,123            $ 8,787          $10,080

December 31, 1988            $11,418            $10,241          $10,844

December 31, 1989            $12,637            $13,481          $12,387

December 31, 1990            $12,833            $13,064          $13,413

December 31, 1991            $16,460            $17,036          $15,576

December 31, 1992            $17,651            $18,332          $16,757

December 31, 1993            $19,484            $20,178          $18,605

December 31, 1994            $20,251            $20,443          $17,952

December 31, 1995            $22,154            $28,119          $21,406

December 31, 1996            $25,482(4)         $34,572          $22,027

                      AVERAGE ANNUAL TOTAL RETURN (FUND)
                    1 YEAR      5 YEARS      LIFE OF PORTFOLIO

                   15.02%(1)    9.13%(1)        9.98%(1)

           _____ Portfolio     _____ S&P 500 (2)     _____ Lehman(3)

Past performance is not predictive of future returns.

----------------------------------------

(1) Figure assumes reinvestment of all distributions for the underlying Portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) Closing value on December 31, 1996 for the underlying Portfolio. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE UTILITIES PORTFOLIO
                              GROWTH OF $10,000

      DATE                    TOTAL                   S&P 500

March 1, 1990                $10,000                  $10,000

December 31, 1990            $10,452                  $10,235

December 31, 1991            $12,601                  $13,347

December 31, 1992            $14,194                  $14,363

December 31, 1993            $16,422                  $15,808

December 31, 1994            $14,940                  $16,017

December 31, 1995            $19,220                  $22,030

December 31, 1996            $20,889(3)               $27,086

                        AVERAGE ANNUAL TOTAL RETURN (FUND)

                    1 YEAR          5 YEARS    LIFE OF PORTFOLIO

                   8.68%(1)        10.64%(1)       11.38%(1)

                  _____ Portfolio         _____ S&P 500 (2)

Past performance is not predictive of future returns.

----------------------------------------

(1) Figure assumes reinvestment of all distributions for the underlying Portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)   The Standard & Poor's 500 Composite Stock Price Index (S&P
      500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying Portfolio. This figure does not reflect the deduction of any account fees or sales charges.